UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-5724

Oppenheimer Global Strategic Income Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 12/31/2018

Item 1. Schedule of Investments.

CONSOLIDATED

STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

	Principal Amount	Value
Asset-Backed Securities—2.5%
American Credit Acceptance Receivables Trust:
Series 2015-3, Cl. D, 5.86%, 7/12/22[1]	$550,000	$552,515
Series 2017-3, Cl. B, 2.25%, 1/11/21[1]	127,164	127,056
Series 2017-4, Cl. B, 2.61%, 5/10/21[1]	476,000	475,294
Series 2017-4, Cl. C, 2.94%, 1/10/24[1]	1,347,000	1,341,244
Series 2017-4, Cl. D, 3.57%, 1/10/24[1]	1,747,000	1,737,026
AmeriCredit Automobile Receivables Trust:
Series 2017-2, Cl. D, 3.42%, 4/18/23	2,270,000	2,267,476
Series 2017-4, Cl. D, 3.08%, 12/18/23	985,000	972,041
Cabela’s Credit Card Master Note Trust:
Series 2016-1, Cl. A1, 1.78%, 6/15/22	2,545,000	2,530,478
Series 2016-1, Cl. A2, 3.305% [US0001M+85], 6/15/22[2]	4,605,000	4,618,041
Capital Auto Receivables Asset Trust, Series 2017-1, Cl. D, 3.15%, 2/20/25[1]	290,000	289,367
CarMax Auto Owner Trust:
Series 2015-2, Cl. D, 3.04%, 11/15/21	525,000	523,966
Series 2015-3, Cl. D, 3.27%, 3/15/22	1,805,000	1,802,941
Series 2016-1, Cl. D, 3.11%, 8/15/22	1,370,000	1,360,553
Series 2017-1, Cl. D, 3.43%, 7/17/23	1,775,000	1,774,620
Series 2017-4, Cl. D, 3.30%, 5/15/24	750,000	747,457
Series 2018-1, Cl. D, 3.37%, 7/15/24	510,000	504,417
CCG Receivables Trust:
Series 2017-1, Cl. B, 2.75%, 11/14/23[1]	1,725,000	1,704,100
Series 2018-1, Cl. B, 3.09%, 6/16/25[1]	615,000	612,860
Series 2018-1, Cl. C, 3.42%, 6/16/25[1]	175,000	174,394
CIG Auto Receivables Trust, Series 2017-1A, Cl. A, 2.71%, 5/15/23[1]	431,809	429,263
CNH Equipment Trust, Series 2017-C, Cl. B, 2.54%, 5/15/25	495,000	488,917
CPS Auto Receivables Trust:
Series 2017-C, Cl. A, 1.78%, 9/15/20[1]	84,819	84,695
Series 2017-C, Cl. B, 2.30%, 7/15/21[1]	740,000	736,675
Series 2017-D, Cl. B, 2.43%, 1/18/22[1]	1,255,000	1,246,026
Series 2018-A, Cl. B, 2.77%, 4/18/22[1]	975,000	967,369
CPS Auto Trust, Series 2017-A, Cl. B, 2.68%, 5/17/21[1]	160,000	159,499
Credit Acceptance Auto Loan Trust:
Series 2017-3A, Cl. C, 3.48%, 10/15/26[1]	1,505,000	1,498,670
Series 2018-1A, Cl. B, 3.60%, 4/15/27[1]	915,000	914,292
Series 2018-1A, Cl. C, 3.77%, 6/15/27[1]	1,305,000	1,305,136
Dell Equipment Finance Trust, Series 2017-2, Cl. B, 2.47%, 10/24/22[1]	500,000	495,706
Drive Auto Receivables Trust:
Series 2015-BA, Cl. D, 3.84%, 7/15/21[1]	86,869	87,000
Series 2016-CA, Cl. D, 4.18%, 3/15/24[1]	1,240,000	1,246,648
Series 2017-3, Cl. C, 2.80%, 7/15/22	835,000	833,009
Series 2017-BA, Cl. D, 3.72%, 10/17/22[1]	1,685,000	1,688,630
Series 2018-1, Cl. D, 3.81%, 5/15/24	1,000,000	1,002,109
Series 2018-3, Cl. D, 4.30%, 9/16/24	440,000	446,381
DT Auto Owner Trust:
Series 2016-4A, Cl. E, 6.49%, 9/15/23[1]	555,000	568,885

1      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Asset-Backed Securities (Continued)
DT Auto Owner Trust: (Continued)
Series 2017-1A, Cl. D, 3.55%, 11/15/22[1]	$1,120,000	$1,121,591
Series 2017-1A, Cl. E, 5.79%, 2/15/24[1]	1,160,000	1,184,701
Series 2017-2A, Cl. D, 3.89%, 1/15/23[1]	1,330,000	1,334,989
Series 2017-3A, Cl. E, 5.60%, 8/15/24[1]	1,245,000	1,274,788
Series 2017-4A, Cl. D, 3.47%, 7/17/23[1]	1,410,000	1,406,352
Series 2017-4A, Cl. E, 5.15%, 11/15/24[1]	1,035,000	1,045,635
Series 2018-1A, Cl. B, 3.04%, 1/18/22[1]	1,045,000	1,042,577
Element Rail Leasing I LLC, Series 2014-1A, Cl. A1, 2.299%, 4/19/44[1]	489,626	485,658
Exeter Automobile Receivables Trust, Series 2018-1A, Cl. B, 2.75%, 4/15/22[1]	1,050,000	1,045,206
Flagship Credit Auto Trust, Series 2016-1, Cl. C, 6.22%, 6/15/22[1]	2,725,000	2,818,274
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22[3]	1,663,632	1,658,010
GM Financial Automobile Leasing Trust, Series 2017-3, Cl. C, 2.73%, 9/20/21	850,000	843,904
Navistar Financial Dealer Note Master Owner Trust II:
Series 2017-1, Cl. C, 4.056% [US0001M+155], 6/27/22[1,2]	435,000	436,066
Series 2017-1, Cl. D, 4.806% [US0001M+230], 6/27/22[1,2]	505,000	505,508
Santander Drive Auto Receivables Trust:
Series 2015-5, Cl. D, 3.65%, 12/15/21	2,420,000	2,425,859
Series 2016-2, Cl. D, 3.39%, 4/15/22	880,000	881,656
Series 2017-1, Cl. D, 3.17%, 4/17/23	1,215,000	1,211,516
Series 2017-1, Cl. E, 5.05%, 7/15/24[1]	2,460,000	2,521,892
Series 2017-3, Cl. D, 3.20%, 11/15/23	2,030,000	2,022,126
Series 2018-1, Cl. D, 3.32%, 3/15/24	750,000	745,292
Series 2018-2, Cl. D, 3.88%, 2/15/24	370,000	373,272
Santander Retail Auto Lease Trust, Series 2017-A, Cl. C, 2.96%, 11/21/22[1]	1,330,000	1,321,542
TCF Auto Receivables Owner Trust, Series 2015-1A, Cl. D, 3.53%, 3/15/22[1]	850,000	847,385
United Auto Credit Securitization Trust, Series 2018-1, Cl. C, 3.05%, 9/10/21[1]	1,620,000	1,614,174
Veros Automobile Receivables Trust, Series 2017-1, Cl. A, 2.84%, 4/17/23[1]	356,658	355,634
Westlake Automobile Receivables Trust:
Series 2016-1A, Cl. E, 6.52%, 6/15/22[1]	1,785,000	1,799,126
Series 2017-2A, Cl. E, 4.63%, 7/15/24[1]	1,845,000	1,847,215
Series 2018-1A, Cl. C, 2.92%, 5/15/23[1]	1,095,000	1,085,148
Series 2018-1A, Cl. D, 3.41%, 5/15/23[1]	2,075,000	2,061,154
World Financial Network Credit Card Master Trust:
Series 2012-D, Cl. A, 2.15%, 4/17/23	1,195,000	1,190,020
Series 2017-A, Cl. A, 2.12%, 3/15/24	3,060,000	3,019,420
Series 2017-C, Cl. A, 2.31%, 8/15/24	2,980,000	2,939,612
Series 2018-A, Cl. A, 3.07%, 12/16/24	3,660,000	3,651,058
Series 2018-C, Cl. A, 3.55%, 8/15/25	990,000	1,003,273
Total Asset-Backed Securities (Cost $87,642,044)		87,434,389

2      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Mortgage-Backed Obligations—22.2%
Government Agency—13.7%
FHLMC/FNMA/FHLB/Sponsored—12.8%
Federal Home Loan Mortgage Corp. Gold Pool:
5.00%, 12/1/34	$391,900	$414,277
5.50%, 9/1/39	878,392	931,789
6.00%, 1/1/19-7/1/24	292,251	313,267
6.50%, 2/1/22-6/1/35	379,249	418,752
7.00%, 8/1/21-3/1/35	566,964	629,382
7.50%, 1/1/32-2/1/32	1,129,600	1,317,042
8.50%, 8/1/31	39,113	44,156
10.00%, 5/1/20	333	335
Federal Home Loan Mortgage Corp. Non Gold Pool, 10.50%, 5/1/20	4,892	4,922
Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 183, Cl. IO, 71.534%, 4/1/27[4]	90,193	19,988
Series 192, Cl. IO, 99.999%, 2/1/28[4]	40,423	8,082
Series 205, Cl. IO, 57.77%, 9/1/29[4]	241,791	50,614
Series 206, Cl. IO, 0.00%, 12/15/29[4,5]	112,917	32,025
Series 207, Cl. IO, 0.00%, 4/1/30[4,5]	92,398	20,762
Series 214, Cl. IO, 0.00%, 6/1/31[4,5]	73,994	15,854
Series 243, Cl. 6, 12.175%, 12/15/32[4]	209,292	39,854
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1360, Cl. PZ, 7.50%, 9/15/22	699,494	736,115
Series 151, Cl. F, 9.00%, 5/15/21	320	326
Series 1590, Cl. IA, 3.505% [LIBOR01M+105], 10/15/23[2]	483,857	493,153
Series 1674, Cl. Z, 6.75%, 2/15/24	20,143	21,292
Series 2034, Cl. Z, 6.50%, 2/15/28	5,861	6,349
Series 2042, Cl. N, 6.50%, 3/15/28	5,935	6,384
Series 2043, Cl. ZP, 6.50%, 4/15/28	643,275	709,214
Series 2053, Cl. Z, 6.50%, 4/15/28	5,305	5,866
Series 2116, Cl. ZA, 6.00%, 1/15/29	312,343	327,870
Series 2122, Cl. F, 2.905% [LIBOR01M+45], 2/15/29[2]	16,351	16,356
Series 2279, Cl. PK, 6.50%, 1/15/31	10,020	10,978
Series 2326, Cl. ZP, 6.50%, 6/15/31	86,555	93,841
Series 2344, Cl. FP, 3.405% [LIBOR01M+95], 8/15/31[2]	219,420	225,313
Series 2368, Cl. PR, 6.50%, 10/15/31	11,132	12,350
Series 2401, Cl. FA, 3.105% [LIBOR01M+65], 7/15/29[2]	26,206	26,620
Series 2412, Cl. GF, 3.405% [LIBOR01M+95], 2/15/32[2]	265,058	272,337
Series 2427, Cl. ZM, 6.50%, 3/15/32	439,777	478,070
Series 2451, Cl. FD, 3.455% [LIBOR01M+100], 3/15/32[2]	121,066	123,863
Series 2461, Cl. PZ, 6.50%, 6/15/32	48,768	53,261
Series 2464, Cl. FI, 3.455% [LIBOR01M+100], 2/15/32[2]	118,311	121,072
Series 2470, Cl. AF, 3.455% [LIBOR01M+100], 3/15/32[2]	195,328	200,980
Series 2470, Cl. LF, 3.455% [LIBOR01M+100], 2/15/32[2]	121,000	123,823
Series 2475, Cl. FB, 3.455% [LIBOR01M+100], 2/15/32[2]	165,717	169,433
Series 2517, Cl. GF, 3.455% [LIBOR01M+100], 2/15/32[2]	100,045	102,380
Series 2551, Cl. LF, 2.955% [LIBOR01M+50], 1/15/33[2]	15,055	15,143
Series 2635, Cl. AG, 3.50%, 5/15/32	167,849	168,321
Series 2676, Cl. KY, 5.00%, 9/15/23	240,446	245,461
Series 2770, Cl. TW, 4.50%, 3/15/19	1,239	1,238

3      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 3010, Cl. WB, 4.50%, 7/15/20	$941	$943
Series 3025, Cl. SJ, 15.748% [-3.667 x LIBOR01M+2,475], 8/15/35[2]	252,604	361,026
Series 3815, Cl. BD, 3.00%, 10/15/20	33	33
Series 3848, Cl. WL, 4.00%, 4/15/40	360,029	363,711
Series 3857, Cl. GL, 3.00%, 5/15/40	9,302	9,409
Series 3917, Cl. BA, 4.00%, 6/15/38	206,468	210,839
Series 4221, Cl. HJ, 1.50%, 7/15/23	377,594	368,671
Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates,
Interest-Only Stripped Mtg.-Backed Security:
Series 2035, Cl. PE, 57.081%, 3/15/28[4]	13,247	2,481
Series 2049, Cl. PL, 99.999%, 4/15/28[4]	71,216	13,636
Series 2074, Cl. S, 99.999%, 7/17/28[4]	54,915	5,162
Series 2079, Cl. S, 99.999%, 7/17/28[4]	99,664	11,320
Series 2177, Cl. SB, 99.999%, 8/15/29[4]	70,940	11,254
Series 2526, Cl. SE, 54.25%, 6/15/29[4]	130,037	20,967
Series 2682, Cl. TQ, 99.999%, 10/15/33[4]	531,946	79,067
Series 2795, Cl. SH, 56.28%, 3/15/24[4]	747,395	46,272
Series 2920, Cl. S, 99.999%, 1/15/35[4]	951,919	134,367
Series 2922, Cl. SE, 18.019%, 2/15/35[4]	62,076	8,079
Series 2981, Cl. AS, 0.452%, 5/15/35[4]	448,394	53,899
Series 2981, Cl. BS, 99.999%, 5/15/35[4]	1,095,781	156,015
Series 3004, Cl. SB, 99.999%, 7/15/35[4]	1,329,213	127,744
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	315,948	51,752
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	100,413	8,923
Series 3450, Cl. BI, 10.192%, 5/15/38[4]	454,137	61,735
Series 3606, Cl. SN, 11.375%, 12/15/39[4]	231,356	28,073
Series 3659, Cl. IE, 0.00%, 3/15/19[4,5]	1,393	2
Federal National Mortgage Assn.:
2.50%, 1/1/34[6]	12,425,000	12,135,622
3.00%, 1/1/34-1/1/49[6]	25,180,000	24,802,280
3.50%, 1/1/34-1/1/49[6]	80,740,000	80,965,052
4.00%, 1/1/34-1/1/49[6]	50,345,000	51,376,168
4.50%, 1/1/49[6]	216,325,000	224,144,519
5.00%, 1/1/49[6]	15,175,000	15,902,534
Federal National Mortgage Assn. Grantor Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-T10, Cl. IO, 99.999%, 12/25/41[4]	28,078,234	327,395
Series 2001-T3, Cl. IO, 99.999%, 11/25/40[4]	4,728,224	51,849
Federal National Mortgage Assn. Pool:
4.50%, 12/1/20	68,325	69,582
5.00%, 7/1/19-12/1/21	12,950	13,171
5.50%, 1/1/22-5/1/36	380,945	405,695
6.50%, 12/1/29-1/1/34	2,096,437	2,324,308
7.00%, 9/1/21-4/1/34	3,446,780	3,912,226
7.50%, 2/1/27-3/1/33	1,707,643	1,959,155
8.50%, 7/1/32	5,665	5,731
9.50%, 3/15/21	3,075	3,107

4      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 99.999%, 5/25/23[4]	$81,913	$9,532
Series 247, Cl. 2, 99.999%, 10/25/23[4]	39,372	4,564
Series 252, Cl. 2, 99.999%, 11/25/23[4]	9,454	1,204
Series 254, Cl. 2, 99.999%, 1/25/24[4]	29,330	3,921
Series 301, Cl. 2, 19.579%, 4/25/29[4]	112,731	22,978
Series 303, Cl. IO, 93.531%, 11/25/29[4]	118,622	27,192
Series 313, Cl. 2, 57.242%, 6/25/31[4]	981,026	221,782
Series 319, Cl. 2, 99.999%, 2/25/32[4]	323,063	72,212
Series 321, Cl. 2, 26.899%, 4/25/32[4]	584,084	137,198
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	240,701	56,132
Series 328, Cl. 2, 0.00%, 12/25/32[4,5]	212,651	48,728
Series 331, Cl. 5, 99.999%, 2/25/33[4]	491,458	87,747
Series 332, Cl. 2, 0.00%, 3/25/33[4,5]	965,109	223,424
Series 334, Cl. 10, 5.191%, 2/25/33[4]	402,099	87,362
Series 334, Cl. 12, 99.999%, 3/25/33[4]	580,178	122,142
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	1,174,848	255,636
Series 345, Cl. 9, 0.00%, 1/25/34[4,5]	347,721	78,695
Series 351, Cl. 10, 0.00%, 4/25/34[4,5]	148,524	31,300
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	271,421	53,021
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	189,738	38,361
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	92,041	19,908
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	13,423	2,765
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1996-35, Cl. Z, 7.00%, 7/25/26	27,696	29,924
Series 1997-45, Cl. CD, 8.00%, 7/18/27	302,253	341,039
Series 1998-58, Cl. PC, 6.50%, 10/25/28	174,744	190,279
Series 1999-14, Cl. MB, 6.50%, 4/25/29	9,776	10,324
Series 1999-54, Cl. LH, 6.50%, 11/25/29	345,017	375,550
Series 2001-19, Cl. Z, 6.00%, 5/25/31	133,930	143,923
Series 2001-65, Cl. F, 3.106% [LIBOR01M+60], 11/25/31[2]	236,704	240,285
Series 2001-80, Cl. ZB, 6.00%, 1/25/32	271,159	290,446
Series 2002-21, Cl. PE, 6.50%, 4/25/32	321,081	356,032
Series 2002-29, Cl. F, 3.506% [LIBOR01M+100], 4/25/32[2]	133,239	136,451
Series 2002-64, Cl. FJ, 3.506% [LIBOR01M+100], 4/25/32[2]	40,952	41,939
Series 2002-68, Cl. FH, 2.955% [LIBOR01M+50], 10/18/32[2]	83,363	83,738
Series 2002-81, Cl. FM, 3.006% [LIBOR01M+50], 12/25/32[2]	158,175	159,395
Series 2002-84, Cl. FB, 3.506% [LIBOR01M+100], 12/25/32[2]	26,273	26,931
Series 2003-11, Cl. FA, 3.506% [LIBOR01M+100], 9/25/32[2]	35,852	36,542
Series 2003-116, Cl. FA, 2.906% [LIBOR01M+40], 11/25/33[2]	85,451	85,539
Series 2004-25, Cl. PC, 5.50%, 1/25/34	4,267	4,267
Series 2005-31, Cl. PB, 5.50%, 4/25/35	2,865,000	3,136,601
Series 2005-71, Cl. DB, 4.50%, 8/25/25	533,951	540,824
Series 2006-11, Cl. PS, 15.377% [-3.667 x LIBOR01M+2,456.67], 3/25/36[2]	287,101	412,660
Series 2006-46, Cl. SW, 15.01% [-3.667 x LIBOR01M+2,419.92], 6/25/36[2]	368,803	510,267
Series 2008-75, Cl. DB, 4.50%, 9/25/23	668	666
Series 2009-113, Cl. DB, 3.00%, 12/25/20	20,928	20,832

5      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2009-36, Cl. FA, 3.446% [LIBOR01M+94], 6/25/37[2]	$158,966	$162,578
Series 2009-70, Cl. TL, 4.00%, 8/25/19	579	578
Series 2010-43, Cl. KG, 3.00%, 1/25/21	11,854	11,832
Series 2011-122, Cl. EC, 1.50%, 1/25/20	16,774	16,626
Series 2011-15, Cl. DA, 4.00%, 3/25/41	161,424	162,868
Series 2011-3, Cl. EL, 3.00%, 5/25/20	20,372	20,293
Series 2011-3, Cl. KA, 5.00%, 4/25/40	577,058	601,501
Series 2011-38, Cl. AH, 2.75%, 5/25/20	9	9
Series 2011-6, Cl. BA, 2.75%, 6/25/20	10,736	10,785
Series 2011-82, Cl. AD, 4.00%, 8/25/26	50,146	50,039
Series 2012-20, Cl. FD, 2.906% [LIBOR01M+40], 3/25/42[2]	885,563	886,161
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-61, Cl. SH, 35.692%, 11/18/31[4]	268,671	44,754
Series 2001-63, Cl. SD, 32.518%, 12/18/31[4]	7,681	1,139
Series 2001-68, Cl. SC, 99.999%, 11/25/31[4]	5,563	870
Series 2001-81, Cl. S, 43.066%, 1/25/32[4]	74,992	13,036
Series 2002-28, Cl. SA, 30.607%, 4/25/32[4]	65,416	11,474
Series 2002-38, Cl. SO, 64.468%, 4/25/32[4]	80,805	12,390
Series 2002-39, Cl. SD, 50.344%, 3/18/32[4]	125,721	23,479
Series 2002-48, Cl. S, 36.085%, 7/25/32[4]	96,325	18,349
Series 2002-52, Cl. SL, 27.845%, 9/25/32[4]	62,362	11,356
Series 2002-53, Cl. SK, 62.311%, 4/25/32[4]	78,369	14,981
Series 2002-56, Cl. SN, 37.135%, 7/25/32[4]	132,105	25,165
Series 2002-65, Cl. SC, 50.062%, 6/25/26[4]	236,179	27,012
Series 2002-77, Cl. IS, 50.655%, 12/18/32[4]	137,668	23,775
Series 2002-77, Cl. SH, 38.024%, 12/18/32[4]	98,559	15,755
Series 2002-89, Cl. S, 32.116%, 1/25/33[4]	682,772	131,045
Series 2002-9, Cl. MS, 28.183%, 3/25/32[4]	106,584	20,085
Series 2003-13, Cl. IO, 53.633%, 3/25/33[4]	579,759	136,317
Series 2003-26, Cl. DI, 56.067%, 4/25/33[4]	377,555	96,524
Series 2003-26, Cl. IK, 64.129%, 4/25/33[4]	66,166	14,784
Series 2003-33, Cl. SP, 99.999%, 5/25/33[4]	315,940	60,865
Series 2003-4, Cl. S, 20.27%, 2/25/33[4]	153,298	27,921
Series 2003-46, Cl. IH, 0.00%, 6/25/23[4,5]	39,397	3,339
Series 2004-56, Cl. SE, 8.709%, 10/25/33[4]	345,302	56,933
Series 2005-12, Cl. SC, 24.463%, 3/25/35[4]	27,889	3,816
Series 2005-14, Cl. SE, 37.893%, 3/25/35[4]	221,285	27,176
Series 2005-40, Cl. SA, 99.999%, 5/25/35[4]	1,307,497	193,280
Series 2005-40, Cl. SB, 99.999%, 5/25/35[4]	580,216	70,111
Series 2005-52, Cl. JH, 23.408%, 5/25/35[4]	678,407	86,393
Series 2006-90, Cl. SX, 99.999%, 9/25/36[4]	1,371,142	236,339
Series 2007-88, Cl. XI, 0.00%, 6/25/37[4,5]	2,010,344	305,766
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	111,426	11,285
Series 2009-8, Cl. BS, 0.00%, 2/25/24[4,5]	4,007	205
Series 2010-95, Cl. DI, 0.00%, 11/25/20[4,5]	65,576	736
Series 2011-96, Cl. SA, 4.452%, 10/25/41[4]	347,469	51,820

6      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
FHLMC/FNMA/FHLB/Sponsored (Continued)
Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2012-134, Cl. SA, 0.314%, 12/25/42[4]	$1,080,170	$194,606
Series 2012-40, Cl. PI, 10.751%, 4/25/41[4]	2,677,638	404,714
Federal National Mortgage Assn., Stripped Mtg.-Backed Security, Series 302, Cl. 2, 6.00%, 5/1/29	2,586	470
Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1992-2, Cl. IO, 0.00%, 9/15/22[4,5]	1,653,140	39
Series 1995-2B, Cl. 2IO, 0.00%, 6/15/25[4,5]	212,614	3,513
Series 1995-3, Cl. 1IO, 0.00%, 9/15/25[4,5]	6,291,397	2,644
		442,650,073

GNMA/Guaranteed—0.9%
Government National Mortgage Assn. I Pool:
7.00%, 1/15/28-8/15/28	302,383	315,674
8.00%, 1/15/28-9/15/28	228,902	239,728
Government National Mortgage Assn. II Pool:
3.50%, 1/1/49[6]	29,940,000	30,146,520
3.75% [H15T1Y+150], 7/20/27[2]	2,143	2,211
7.00%, 1/20/30	48,621	56,005
11.00%, 10/20/19	9	10
Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2007-17, Cl. AI, 35.386%, 4/16/37[4]	929,144	129,174
Series 2011-52, Cl. HS, 16.599%, 4/16/41[4]	1,655,313	229,844
		31,119,166

Non-Agency—8.5%
Commercial—4.1%
BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 4.79% [H15T1Y+210], 9/26/35[1,2]	43,109	43,214
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	45,794	45,672
Benchmark Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2018-B1, Cl. XA, 0.00%, 1/15/51[4,5]	13,226,224	488,188
Capital Lease Funding Securitization LP, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 1997-CTL1, Cl. IO, 0.00%, 6/22/24[1,4,5,7]	61,280	1,199
CD Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-CD6, Cl. XA, 0.00%, 11/13/50[4,5]	5,514,264	319,794
Citigroup Commercial Mortgage Trust:
Series 2012-GC8, Cl. AAB, 2.608%, 9/10/45	644,691	639,700
Series 2014-GC21, Cl. AAB, 3.477%, 5/10/47	710,000	720,117
Citigroup Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C4, Cl. XA, 11.937%, 10/12/50[4]	15,513,364	1,075,006
COMM Mortgage Trust:
Series 2013-CR6, Cl. AM, 3.147%, 3/10/46[1]	2,825,000	2,793,934
Series 2014-CR17, Cl. ASB, 3.598%, 5/10/47	1,750,000	1,776,863
Series 2014-CR20, Cl. ASB, 3.305%, 11/10/47	475,000	479,863
Series 2014-CR21, Cl. AM, 3.987%, 12/10/47	70,000	70,870
Series 2014-LC15, Cl. AM, 4.198%, 4/10/47	690,000	711,474
Series 2014-UBS6, Cl. AM, 4.048%, 12/10/47	4,690,000	4,719,006

7      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Commercial (Continued)
COMM Mortgage Trust: (Continued)
Series 2015-CR22, Cl. A2, 2.856%, 3/10/48	$805,000	$802,841
COMM Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security, Series 2012-CR5, Cl. XA, 0.00%, 12/10/45[4,5]	7,162,855	359,440
Deutsche Mortgage Securities, Inc., Series 2013-RS1, Cl. 1A2, 2.69% [US0001M+22], 7/22/36[1,2]	920,000	892,891
FREMF Mortgage Trust:
Series 2012-K20, Cl. C, 3.87%, 5/25/45[1,8]	12,875,000	12,793,302
Series 2013-K25, Cl. C, 3.619%, 11/25/45[1,8]	1,975,000	1,941,904
Series 2013-K26, Cl. C, 3.598%, 12/25/45[1,8]	335,000	329,029
Series 2013-K27, Cl. C, 3.496%, 1/25/46[1,8]	4,187,000	4,094,456
Series 2013-K28, Cl. C, 3.49%, 6/25/46[1,8]	7,865,000	7,685,785
Series 2013-K29, Cl. C, 3.481%, 5/25/46[1,8]	4,700,000	4,519,490
Series 2013-K713, Cl. C, 3.154%, 4/25/46[1,8]	420,000	418,405
Series 2014-K714, Cl. C, 3.854%, 1/25/47[1,8]	200,000	201,416
Series 2014-K715, Cl. C, 4.124%, 2/25/46[1,8]	25,000	25,265
Series 2015-K44, Cl. B, 3.683%, 1/25/48[1,8]	7,345,000	7,170,983
Series 2015-K45, Cl. B, 3.591%, 4/25/48[1,8]	13,050,000	12,688,571
Series 2017-K62, Cl. B, 3.875%, 1/25/50[1,8]	840,000	815,383
Series 2017-K724, Cl. B, 3.487%, 11/25/23[1,8]	4,465,000	4,433,241
GS Mortgage Securities Corp. Trust, Series 2012-SHOP, Cl. A, 2.933%, 6/5/31[1]	3,160,000	3,153,880
GS Mortgage Securities Trust:
Series 2013-GC12, Cl. AAB, 2.678%, 6/10/46	224,395	222,126
Series 2013-GC16, Cl. AS, 4.649%, 11/10/46	390,000	411,343
Series 2014-GC18, Cl. AAB, 3.648%, 1/10/47	620,000	626,810
JP Morgan Chase Commercial Mortgage Securities Trust:
Series 2012-C6, Cl. ASB, 3.144%, 5/15/45	887,272	884,393
Series 2012-LC9, Cl. A4, 2.611%, 12/15/47	76,378	76,158
Series 2013-C10, Cl. AS, 3.372%, 12/15/47	2,345,000	2,321,365
Series 2013-C16, Cl. AS, 4.517%, 12/15/46	2,395,000	2,479,022
Series 2013-LC11, Cl. AS, 3.216%, 4/15/46	425,000	417,337
Series 2014-C20, Cl. AS, 4.043%, 7/15/47	1,685,000	1,700,992
Series 2016-JP3, Cl. A2, 2.435%, 8/15/49	1,431,761	1,403,180
JP Morgan Mortgage Trust, Series 2007-A1, Cl. 5A1, 4.327%, 7/25/35[8]	167,564	172,119
JP Morgan Resecuritization Trust, Series 2009-5, Cl. 1A2, 4.434%, 7/26/36[1,8]	8,018,048	8,037,134
JPMBB Commercial Mortgage Securities Trust:
Series 2013-C17, Cl. ASB, 3.705%, 1/15/47	509,292	515,003
Series 2014-C18, Cl. A3, 3.578%, 2/15/47	780,000	782,816
Series 2014-C19, Cl. ASB, 3.584%, 4/15/47	295,000	296,788
Series 2014-C24, Cl. B, 4.116%, 11/15/47[8]	1,655,000	1,644,889
Series 2014-C25, Cl. AS, 4.065%, 11/15/47	2,980,000	3,006,888
Series 2014-C26, Cl. AS, 3.80%, 1/15/48	3,770,000	3,751,852
Lehman Structured Securities Corp., Series 2002-GE1, Cl. A, 0.00%, 7/26/24[1,7,8]	44,599	31,649
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2013-C7, Cl. AAB, 2.469%, 2/15/46	624,482	617,105
Series 2013-C9, Cl. AS, 3.456%, 5/15/46	1,565,000	1,563,124

8      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial (Continued)
Morgan Stanley Bank of America Merrill Lynch Trust: (Continued)
Series 2014-C14, Cl. B, 4.674%, 2/15/47[8]	$680,000	$711,151
Morgan Stanley Capital I, Inc., Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-HR2, Cl. XA, 0.00%, 12/15/50[4,5]	4,991,227	278,899
Morgan Stanley Re-Remic Trust:
Series 2012-R3, Cl. 1A, 3.667%, 11/26/36[1,8]	289,224	288,377
Series 2012-R3, Cl. 1B, 3.667%, 11/26/36[1,8]	12,299,802	11,264,163
Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 3.60%, 6/26/46[1,8]	63,208	63,080
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 4.30%, 8/25/34[8]	6,356,580	6,355,329
UBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C5, Cl. XA, 0.00%, 11/15/50[4,5]	9,781,287	615,113
UBS-Barclays Commercial Mortgage Trust, Series 2012-C2, Cl. E, 4.892%, 5/10/63[1,8]	7,532,194	6,392,526
Wells Fargo Commercial Mortgage Trust, Series 2015-NXS1, Cl. ASB, 2.934%, 5/15/48	2,300,000	2,286,560
Wells Fargo Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2017-C42, Cl. XA, 0.00%, 12/15/50[4,5]	6,564,193	418,018
WF-RBS Commercial Mortgage Trust:
Series 2013-C14, Cl. AS, 3.488%, 6/15/46	1,800,000	1,795,870
Series 2014-C20, Cl. AS, 4.176%, 5/15/47	1,455,000	1,502,840
Series 2014-C22, Cl. A3, 3.528%, 9/15/57	320,000	323,192
Series 2014-LC14, Cl. AS, 4.351%, 3/15/47[8]	1,135,000	1,154,412
WF-RBS Commercial Mortgage Trust, Interest-Only Commercial Mtg. Pass-Through Certificates, Series 2011-C3, Cl. XA, 0.00%, 3/15/44[1,4,5]	12,565,491	315,077
		140,937,882

Multi-Family—0.0%
Connecticut Avenue Securities, Series 2017-C04, Cl. 2M1, 3.356% [US0001M+85], 11/25/29[2]	1,514,164	1,514,603

Residential—4.4%
Bear Stearns ARM Trust, Series 2006-1, Cl. A1, 4.91% [H15T1Y+225], 2/25/36[2]	47,539	47,916
Chase Funding Trust, Series 2003-2, Cl. 2A2, 2.875% [US0001M+56], 2/25/33[2]	15,989	15,465
CHL Mortgage Pass-Through Trust:
Series 2005-17, Cl. 1A8, 5.50%, 9/25/35	1,298,009	1,277,818
Series 2005-J4, Cl. A7, 5.50%, 11/25/35	1,262,947	1,259,311
Citigroup Mortgage Loan Trust, Inc.:
Series 2005-2, Cl. 1A3, 4.439%, 5/25/35[8]	1,443,702	1,453,158
Series 2006-AR1, Cl. 1A1, 4.28% [H15T1Y+240], 10/25/35[2]	414,592	418,912
Series 2009-8, Cl. 7A2, 4.608%, 3/25/36[1,8]	19,191,904	19,127,313
Series 2014-8, Cl. 1A2, 2.76% [US0001M+29], 7/20/36[1,2]	1,635,000	1,604,740
Connecticut Avenue Securities:
Series 2014-C03, Cl. 1M2, 5.506% [US0001M+300], 7/25/24[2]	2,210,130	2,325,675

9      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Residential (Continued)
Connecticut Avenue Securities: (Continued)
Series 2016-C03, Cl. 1M1, 4.506% [US0001M+200], 10/25/28[2]	$382,253	$385,387
Series 2016-C07, Cl. 2M1, 3.806% [US0001M+130], 5/25/29[2]	494,249	494,844
Series 2017-C01, Cl. 1M2, 6.056% [US0001M+355], 7/25/29[2]	11,610,000	12,317,834
Series 2017-C02, Cl. 2M1, 3.656% [US0001M+115], 9/25/29[2]	2,533,353	2,539,760
Series 2017-C03, Cl. 1M1, 3.456% [US0001M+95], 10/25/29[2]	2,543,810	2,546,727
Series 2017-C06, Cl. 1M1, 3.256% [US0001M+75], 2/25/30[2]	356,054	355,796
Series 2017-C07, Cl. 1M1, 3.156% [US0001M+65], 5/25/30[2]	1,453,832	1,450,974
Series 2017-C07, Cl. 1M2, 4.906% [US0001M+240], 5/25/30[2]	1,540,000	1,553,281
Series 2017-C07, Cl. 2M1, 3.156% [US0001M+65], 5/25/30[2]	488,420	487,671
Series 2018-C01, Cl. 1M1, 3.106% [US0001M+60], 7/25/30[2]	1,979,030	1,972,801
Series 2018-C02, Cl. 2M1, 3.156% [US0001M+65], 8/25/30[2]	610,880	610,340
CWHEQ Revolving Home Equity Loan Trust:
Series 2005-G, Cl. 2A, 2.685% [US0001M+23], 12/15/35[2]	58,702	57,798
Series 2006-H, Cl. 2A1A, 2.605% [US0001M+15], 11/15/36[2]	47,735	36,807
GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 4.332%, 7/25/35[8]	240,244	241,637
HomeBanc Mortgage Trust, Series 2005-3, Cl. A2, 2.816% [US0001M+31], 7/25/35[2]	44,610	44,289
MASTR Asset Backed Securities Trust, Series 2006-WMC3, Cl. A3, 2.606% [US0001M+10], 8/25/36[2]	3,734,237	1,842,508
RALI Trust, Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	52,805	46,439
Residential Asset Securitization Trust, Series 2005-A6CB, Cl. A7, 6.00%, 6/25/35	4,562,582	4,181,227
Structured Agency Credit Risk Debt Nts.:
Series 2013-DN2, Cl. M2, 6.756% [US0001M+425], 11/25/23[2]	2,281,858	2,486,871
Series 2014-DN1, Cl. M3, 7.006% [US0001M+450], 2/25/24[2]	2,085,000	2,340,091
Series 2014-DN2, Cl. M3, 6.106% [US0001M+360], 4/25/24[2]	2,160,000	2,331,283
Series 2014-HQ2, Cl. M3, 6.256% [US0001M+375], 9/25/24[2]	2,495,000	2,748,233
Series 2015-HQA2, Cl. M2, 5.306% [US0001M+280], 5/25/28[2]	683,307	696,963
Series 2016-DNA1, Cl. M2, 5.406% [US0001M+290], 7/25/28[2]	927,823	944,256
Series 2016-DNA3, Cl. M3, 7.506% [US0001M+500], 12/25/28[2]	7,155,000	8,056,196
Series 2016-DNA4, Cl. M1, 3.306% [US0001M+80], 3/25/29[2]	11,113	11,112
Series 2016-DNA4, Cl. M3, 6.306% [US0001M+380], 3/25/29[2]	13,920,000	15,033,725
Series 2016-HQA3, Cl. M1, 3.306% [US0001M+80], 3/25/29[2]	521,798	521,925

10      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Residential (Continued)
Structured Agency Credit Risk Debt Nts.: (Continued)
Series 2016-HQA3, Cl. M3, 6.356% [US0001M+385], 3/25/29[2]		$9,805,000	$10,730,179
Series 2016-HQA4, Cl. M3, 6.406% [US0001M+390], 4/25/29[2]		9,480,000	10,396,815
Series 2017-DNA1, Cl. M2, 5.756% [US0001M+325], 7/25/29[2]		11,970,000	12,605,953
Series 2017-HQA1, Cl. M1, 3.706% [US0001M+120], 8/25/29[2]		3,743,906	3,756,436
Series 2017-HQA2, Cl. M1, 3.306% [US0001M+80], 12/25/29[2]		1,122,011	1,121,605
Series 2017-HQA3, Cl. M1, 3.056% [US0001M+55], 4/25/30[2]		2,131,227	2,127,555
Series 2018-DNA1, Cl. M1, 2.956% [US0001M+45], 7/25/30[2]		3,359,429	3,344,104
Series 2018-DNA1, Cl. M2, 4.306% [US0001M+180], 7/25/30[2]		3,110,000	2,992,839
WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 4.487%, 10/25/33[8]		95,394	96,616
Wells Fargo Mortgage-Backed Securities Trust:
Series 2005-AR1, Cl. 1A1, 4.093%, 2/25/35[8]		1,881,573	1,928,232
Series 2005-AR15, Cl. 1A2, 4.671%, 9/25/35[8]		402,837	392,391
Series 2005-AR15, Cl. 1A6, 4.671%, 9/25/35[8]		3,984,309	3,852,107
Series 2005-AR4, Cl. 2A2, 4.252%, 4/25/35[8]		113,354	114,239
Series 2006-AR10, Cl. 1A1, 4.309%, 7/25/36[8]		366,926	359,087
Series 2006-AR10, Cl. 5A5, 4.434%, 7/25/36[8]		693,256	692,989
Series 2006-AR2, Cl. 2A3, 4.607%, 3/25/36[8]		2,493,280	2,523,376
Series 2006-AR7, Cl. 2A4, 4.334%, 5/25/36[8]		1,743,429	1,786,145
			152,687,751
Total Mortgage-Backed Obligations (Cost $755,154,200)			768,909,475

Foreign Government Obligations—20.5%
Angola—0.3%
Republic of Angola:
8.25% Sr. Unsec. Nts., 5/9/28[1]		2,060,000	1,945,474
9.375% Sr. Unsec. Nts., 5/8/48[1]		10,675,000	10,023,078
			11,968,552

Argentina—1.4%
Argentine Republic:
2.937% Unsec. Nts., 4/30/20[9]	ARS	388,500,000	11,244,424
5.875% Sr. Unsec. Nts., 1/11/28		10,310,000	7,448,975
6.50% Sr. Unsec. Nts., 2/15/23[1]		3,535,000	2,863,350
6.875% Sr. Unsec. Nts., 1/26/27		3,775,000	2,890,234
6.875% Sr. Unsec. Nts., 1/11/48		4,465,000	3,131,081
7.50% Sr. Unsec. Nts., 4/22/26		23,205,000	18,665,522
18.20% Unsec. Nts., 10/3/21	ARS	25,715,000	525,430
			46,769,016

11      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Brazil—1.3%
Federative Republic of Brazil:
10.00% Unsec. Nts., 1/1/21	BRL	32,000,000	$8,636,087
10.00% Unsec. Nts., 1/1/25	BRL	72,700,000	19,565,712
10.00% Unsec. Nts., 1/1/27	BRL	28,500,000	7,687,838
18.447% Unsec. Nts., 5/15/45[16]	BRL	10,550,000	9,858,827
			45,748,464

Chile—0.5%
Republic of Chile, 4.50% Bonds, 3/1/21	CLP	12,431,500,000	18,271,701

Colombia—0.8%
Republic of Colombia:
4.50% Sr. Unsec. Nts., 3/15/29		2,975,000	2,945,250
6.125% Sr. Unsec. Nts., 1/18/41		4,135,000	4,476,138
Series B, 6.25% Sr. Unsec. Nts., 11/26/25	COP	21,300,000,000	6,512,113
Series B, 7.50% Bonds, 8/26/26	COP	30,170,000,000	9,834,872
Series B, 10.00% Bonds, 7/24/24	COP	14,854,000,000	5,392,274
			29,160,647

Dominican Republic—0.7%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[1]		14,125,000	14,125,000
6.00% Sr. Unsec. Nts., 7/19/28[1]		6,490,000	6,498,112
6.85% Sr. Unsec. Nts., 1/27/45[1]		2,400,000	2,370,000
			22,993,112

Ecuador—0.2%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[1]		2,065,000	1,686,847
8.875% Sr. Unsec. Nts., 10/23/27[1]		4,230,000	3,653,662
9.65% Sr. Unsec. Nts., 12/13/26[1]		2,470,000	2,256,963
			7,597,472

Egypt—0.5%
Arab Republic of Egypt:
4.75% Sr. Unsec. Nts., 4/16/26[1]	EUR	4,800,000	5,007,375
6.125% Sr. Unsec. Nts., 1/31/22[1]		2,405,000	2,364,627
6.588% Sr. Unsec. Nts., 2/21/28[1]		3,545,000	3,172,775
7.903% Sr. Unsec. Nts., 2/21/48[1]		1,510,000	1,304,870
8.50% Sr. Unsec. Nts., 1/31/47[1]		3,570,000	3,234,566
Series 3YR, 16.00% Unsec. Nts., 12/12/20	EGP	72,000,000	3,824,028
			18,908,241

Gabon—0.2%
Gabonese Republic, 6.375% Bonds, 12/12/24[1]		5,900,000	5,317,021

Ghana—0.2%
Republic of Ghana:
7.625% Sr. Unsec. Nts., 5/16/29[1]		6,085,000	5,471,632

12      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Ghana (Continued)
Republic of Ghana: (Continued) 8.627% Sr. Unsec. Nts., 6/16/49[1]		$3,655,000	$3,198,564
			8,670,196

Greece—2.2%
Hellenic Republic:
Bonds, 10/15/42[8]	EUR	76,770,000	271,354
3.375% Sr. Unsec. Nts., 2/15/25[1,10]	EUR	12,260,000	13,597,436
3.90% Bonds, 1/30/33[10]	EUR	41,343,000	43,218,435
4.00% Bonds, 1/30/37[10]	EUR	18,260,000	18,460,390
			75,547,615

Hungary—0.2%
Hungary:
Series 25/B, 5.50% Bonds, 6/24/25	HUF	489,160,000	2,049,782
Series 27/A, 3.00% Bonds, 10/27/27	HUF	1,050,000,000	3,763,295
			5,813,077

India—1.5%
Republic of India:
7.59% Sr. Unsec. Nts., 1/11/26	INR	1,400,000,000	20,326,019
8.20% Sr. Unsec. Nts., 2/15/22	INR	1,400,000,000	20,560,879
8.20% Sr. Unsec. Nts., 9/24/25	INR	849,400,000	12,713,699
			53,600,597

Indonesia—1.5%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[1]		1,330,000	1,325,012
4.55% Sr. Unsec. Nts., 3/29/26[1]		2,005,000	1,992,970
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[1]		2,265,000	2,155,843
4.125% Sr. Unsec. Nts., 1/15/25[1]		1,260,000	1,242,907
8.125% Sr. Unsec. Nts., 5/15/24	IDR	70,000,000,000	4,957,198
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	260,905,000,000	18,478,932
Series FR59, 7.00% Sr. Unsec. Nts., 5/15/27	IDR	20,000,000,000	1,300,417
Series FR74, 7.50% Sr. Unsec. Nts., 8/15/32	IDR	287,520,000,000	18,764,779
			50,218,058

Iraq—0.1%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[1]		1,520,000	1,367,088
6.752% Sr. Unsec. Nts., 3/9/23[1]		2,115,000	2,019,609
			3,386,697

Italy—0.6%
Italy Buoni Poliennali Del Tesoro, 1.45% Bonds, 11/15/24[10]	EUR	17,930,000	19,886,713

13      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Kenya—0.0%
Republic of Kenya, 8.25% Sr. Unsec. Nts., 2/28/48[1]		$1,240,000	$1,060,220

Mexico—2.2%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		2,385,000	2,236,558
Series M, 5.75% Bonds, 3/5/26	MXN	172,455,000	7,421,574
Series M, 6.50% Bonds, 6/9/22	MXN	390,000,000	18,644,508
Series M, 8.00% Sr. Unsec. Nts., 12/7/23	MXN	740,000,000	36,780,185
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	210,000,000	10,516,376
			75,599,201

Mongolia—0.1%
Development Bank of Mongolia LLC, 7.25% Unsec. Nts., 10/23/23[1]		1,495,000	1,469,645
Mongolia, 5.625% Sr. Unsec. Nts., 5/1/23[1]		3,605,000	3,424,937
			4,894,582

Nigeria—0.3%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[1]		4,055,000	3,598,975
7.696% Sr. Unsec. Nts., 2/23/38[1]		4,020,000	3,521,206
9.248% Sr. Unsec. Nts., 1/21/49[1]		2,570,000	2,502,594
			9,622,775

Oman—0.2%
Sultanate of Oman, 6.75% Sr. Unsec. Nts., 1/17/48[1]		8,080,000	6,689,303

Peru—0.4%
Republic of Peru:
5.70% Unsec. Nts., 8/12/24[1]	PEN	14,655,000	4,511,734
5.94% Sr. Unsec. Nts., 2/12/29[1,10]	PEN	6,500,000	1,957,450
6.15% Sr. Unsec. Nts., 8/12/32[1,10]	PEN	11,630,000	3,518,748
6.35% Sr. Unsec. Nts., 8/12/28[1]	PEN	16,860,000	5,251,331
			15,239,263

Poland—0.5%
Republic of Poland, Series 0422, 2.25% Bonds, 4/25/22	PLN	61,700,000	16,714,503

Russia—0.1%
Russian Federation, Series 6209, 7.60% Bonds, 7/20/22	RUB	189,415,000	2,685,901

Senegal—0.1%
Republic of Senegal:
6.25% Unsec. Nts., 5/23/33[1]		1,170,000	1,010,932
6.75% Sr. Unsec. Nts., 3/13/48[1]		2,075,000	1,727,178
			2,738,110

14      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
South Africa—2.0%
Republic of South Africa:
5.65% Sr. Unsec. Nts., 9/27/47		$1,475,000	$1,316,305
Series 2023, 7.75% Bonds, 2/28/23	ZAR	62,500,000	4,290,269
Series 2030, 8.00% Bonds, 1/31/30	ZAR	185,000,000	11,638,740
Series 2037, 8.50% Bonds, 1/31/37	ZAR	264,900,000	16,381,324
Series 2048, 8.75% Bonds, 2/28/48	ZAR	130,000,000	8,042,561
Series R186, 10.50% Bonds, 12/21/26	ZAR	317,825,000	24,037,246
Series R214, 6.50% Bonds, 2/28/41	ZAR	60,000,000	2,909,288
			68,615,733

Sri Lanka—0.3%
Democratic Socialist Republic of Sri Lanka:
5.75% Sr. Unsec. Nts., 4/18/23[1]		3,610,000	3,339,936
5.875% Sr. Unsec. Nts., 7/25/22[1]		3,370,000	3,168,376
6.25% Sr. Unsec. Nts., 10/4/20[1]		1,225,000	1,194,435
6.75% Sr. Unsec. Nts., 4/18/28[1]		2,430,000	2,219,088
			9,921,835

Thailand—0.6%
Kingdom of Thailand:
1.875% Sr. Unsec. Nts., 6/17/22	THB	176,600,000	5,402,170
2.125% Sr. Unsec. Nts., 12/17/26	THB	490,000,000	14,735,606
			20,137,776

Turkey—0.7%
Republic of Turkey:
7.25% Sr. Unsec. Nts., 12/23/23		4,405,000	4,534,749
10.60% Bonds, 2/11/26	TRY	14,000,000	2,058,007
10.70% Bonds, 2/17/21	TRY	54,955,000	9,002,548
11.00% Bonds, 2/24/27	TRY	12,630,000	1,856,616
12.40% Bonds, 3/8/28	TRY	43,500,000	6,897,945
			24,349,865

Ukraine—0.8%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/23[10]		5,190,000	4,680,731
7.75% Sr. Unsec. Nts., 9/1/24[10]		3,325,000	2,932,381
7.75% Sr. Unsec. Nts., 9/1/25[10]		2,200,000	1,910,511
7.75% Sr. Unsec. Nts., 9/1/26[10]		7,435,000	6,353,393
7.75% Sr. Unsec. Nts., 9/1/27[10]		6,680,000	5,664,172
8.994% Sr. Unsec. Nts., 2/1/24[1]		3,765,000	3,522,191
9.75% Sr. Unsec. Nts., 11/1/28[1]		1,760,000	1,654,075
			26,717,454

Uruguay—0.0%
Oriental Republic of Uruguay, 9.875% Sr. Unsec. Nts., 6/20/22[1]	UYU	36,445,000	1,113,785
Total Foreign Government Obligations (Cost $770,925,326)			709,957,485

15      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Corporate Loans—0.4%
Albertson’s LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B7, 5.522% [LIBOR4+300], 11/17/25[2]	$695,042	$661,159
Aleris International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, 7.052% [LIBOR6+475], 2/27/23[2]	1,397,975	1,389,021
American Greetings Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.804% [LIBOR12+450], 4/6/24[2]	1,492,500	1,471,978
Clear Channel Communications, Inc., Extended Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche D, 9.095% [LIBOR4+675], 1/30/19[2,11]	2,135,000	1,444,093
JC Penney Corp., Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.569% [LIBOR4+425], 6/23/23[2]	750,000	643,875
KIK Custom Products, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 6.522% [LIBOR12+400], 5/15/23[2]	1,380,000	1,305,832
Monitronics International, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 8.303% [LIBOR4+550], 9/30/22[2]	694,670	623,032
Murray Energy Corp., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B2, 9.326% [LIBOR12+725], 10/17/22[2]	3,734,737	3,183,863
Neiman Marcus Group Ltd. LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, 5.568% [LIBOR12+325], 10/25/20[2]	2,787,896	2,365,362
PetSmart, Inc., Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B, 5.32% [LIBOR12+300], 3/11/22[2]	701,366	556,583
Windstream Services LLC, Sr. Sec. Credit Facilities 1st Lien Term Loan, Tranche B6, 6.31% [LIBOR12+400], 3/29/21[2]	661,540	593,733
Total Corporate Loans (Cost $15,336,691)		14,238,531

Corporate Bonds and Notes—42.6%
Consumer Discretionary—6.5%
Auto Components—0.2%
American Axle & Manufacturing, Inc., 6.25% Sr. Unsec. Nts., 4/1/25	2,905,000	2,654,444
Cooper-Standard Automotive, Inc., 5.625% Sr. Unsec. Nts., 11/15/26[1]	630,000	557,550
Dana Financing Luxembourg Sarl, 6.50% Sr. Unsec. Nts., 6/1/26[1]	1,785,000	1,720,294
Goodyear Tire & Rubber Co. (The), 5.00% Sr. Unsec. Nts., 5/31/26	1,310,000	1,183,912
Grinding Media, Inc./Moly-Cop AltaSteel Ltd., 7.375% Sr. Sec. Nts., 12/15/23[1]	875,000	850,937
Tenneco, Inc., 5.00% Sr. Unsec. Nts., 7/15/26	810,000	627,143
		7,594,280

Automobiles—0.3%
Ford Motor Credit Co. LLC, 5.75% Sr. Unsec. Nts., 2/1/21	3,540,000	3,612,075
General Motors Financial Co., Inc., 4.20% Sr. Unsec. Nts., 11/6/21	3,540,000	3,540,529
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[1]	1,750,000	1,312,500
Tesla, Inc., 5.30% Sr. Unsec. Nts., 8/15/25[1]	1,380,000	1,204,050

16      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Automobiles (Continued)
Williams Scotsman International, Inc., 6.875% Sr. Sec. Nts., 8/15/23[3]	$1,395,000	$1,342,687
		11,011,841

Distributors—0.0%
LKQ Corp., 4.75% Sr. Unsec. Nts., 5/15/23	989,000	944,495

Diversified Consumer Services—0.0%
Cengage Learning, Inc., 9.50% Sr. Unsec. Nts., 6/15/24[1]	345,000	236,325
KCA Deutag UK Finance plc, 9.625% Sr. Sec. Nts., 4/1/23[1]	705,000	571,050
Service Corp. International, 4.625% Sr. Unsec. Nts., 12/15/27	700,000	660,625
		1,468,000

Entertainment—0.4%
AMC Entertainment Holdings, Inc.:
5.75% Sr. Sub. Nts., 6/15/25	1,785,000	1,577,494
5.875% Sr. Sub. Nts., 11/15/26	1,825,000	1,569,500
6.125% Sr. Sub. Nts., 5/15/27	1,440,000	1,238,400
Cinemark USA, Inc., 4.875% Sr. Unsec. Nts., 6/1/23	1,260,000	1,212,750
Lions Gate Capital Holdings LLC, 5.875% Sr. Unsec. Nts., 11/1/24[1]	3,080,000	3,056,900
Live Nation Entertainment, Inc., 5.625% Sr. Unsec. Nts., 3/15/26[1]	1,400,000	1,372,000
Netflix, Inc., 5.875% Sr. Unsec. Nts., 11/15/28[1]	700,000	683,851
Sirius XM Radio, Inc., 5.375% Sr. Unsec. Nts., 7/15/26[1]	1,780,000	1,670,975
		12,381,870

Hotels, Restaurants & Leisure—1.8%
1011778 B.C. ULC/New Red Finance, Inc.:
4.25% Sr. Sec. Nts., 5/15/24[1]	2,150,000	1,985,117
5.00% Sec. Nts., 10/15/25[1]	3,555,000	3,279,488
Aramark Services, Inc.:
4.75% Sr. Unsec. Nts., 6/1/26	1,890,000	1,781,325
5.00% Sr. Unsec. Nts., 2/1/28[1]	2,115,000	1,977,525
Boyd Gaming Corp.:
6.00% Sr. Unsec. Nts., 8/15/26	1,745,000	1,638,119
6.375% Sr. Unsec. Nts., 4/1/26	560,000	543,900
Caesars Resort Collection LLC/CRC Finco, Inc., 5.25% Sr. Unsec. Nts., 10/15/25[1]	2,075,000	1,789,687
CEC Entertainment, Inc., 8.00% Sr. Unsec. Nts., 2/15/22	1,880,000	1,654,400
Downstream Development Authority of the Quapaw Tribe of Oklahoma, 10.50% Sr. Sec. Nts., 2/15/23[1]	840,000	831,600
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 4/1/25	1,360,000	1,318,710
Gateway Casinos & Entertainment Ltd., 8.25% Sec. Nts., 3/1/24[1]	1,070,000	1,088,725
Golden Nugget, Inc.:
6.75% Sr. Unsec. Nts., 10/15/24[3]	3,430,000	3,241,350
8.75% Sr. Sub. Nts., 10/1/25[1]	2,860,000	2,759,900

17      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Hotels, Restaurants & Leisure (Continued)
Hilton Domestic Operating Co., Inc.:
4.25% Sr. Unsec. Nts., 9/1/24	$1,135,000	$1,075,412
5.125% Sr. Unsec. Nts., 5/1/26[1]	1,400,000	1,347,500
Hilton Grand Vacations Borrower LLC/Hilton Grand Vacations Borrower, Inc., 6.125% Sr. Unsec. Nts., 12/1/24	1,735,000	1,730,662
International Game Technology plc, 6.25% Sr. Sec. Nts., 2/15/22[1]	2,870,000	2,891,525
IRB Holding Corp., 6.75% Sr. Unsec. Nts., 2/15/26[1]	705,000	618,637
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
4.75% Sr. Unsec. Nts., 6/1/27[1]	925,000	862,562
5.25% Sr. Unsec. Nts., 6/1/26[1]	2,515,000	2,439,625
Marriott Ownership Resorts, Inc./ILG LLC, 6.50% Sr. Unsec. Nts., 9/15/26[1]	695,000	673,281
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[1]	3,050,000	2,808,323
MGM Growth Properties Operating Partnership LP/MGP Finance Co.-Issuer, Inc., 5.625% Sr. Unsec. Nts., 5/1/24	2,245,000	2,230,969
MGM Resorts International:
5.75% Sr. Unsec. Nts., 6/15/25	1,245,000	1,207,650
6.00% Sr. Unsec. Nts., 3/15/23	2,175,000	2,191,313
6.625% Sr. Unsec. Nts., 12/15/21	1,080,000	1,109,700
Mohegan Gaming & Entertainment, 7.875% Sr. Unsec. Nts., 10/15/24[1]	1,755,000	1,647,506
Penn National Gaming, Inc., 5.625% Sr. Unsec. Nts., 1/15/27[1]	1,765,000	1,584,088
PF Chang’s China Bistro, Inc., 10.25% Sr. Unsec. Nts., 6/30/20[1]	2,285,000	2,102,200
Premier Cruises Ltd., 11.00% Sr. Unsec. Nts., 3/15/08[1,7,11]	14,750,000	—
Scientific Games International, Inc.:
5.00% Sr. Sec. Nts., 10/15/25[1]	2,415,000	2,161,425
10.00% Sr. Unsec. Nts., 12/1/22	4,143,000	4,210,282
Six Flags Entertainment Corp., 4.875% Sr. Unsec. Nts., 7/31/24[1]	1,455,000	1,374,975
Sugarhouse HSP Gaming Prop Mezz LP/Sugarhouse HSP Gaming Finance Corp., 5.875% Sr. Sec. Nts., 5/15/25[1]	690,000	646,875
Viking Cruises Ltd., 5.875% Sr. Unsec. Nts., 9/15/27[1]	970,000	906,950
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.:
5.25% Sr. Unsec. Nts., 5/15/27[1]	1,075,000	947,344
5.50% Sr. Unsec. Nts., 3/1/25[1]	700,000	654,500
Wynn Macau Ltd.:
4.875% Sr. Unsec. Nts., 10/1/24[1]	355,000	316,838
5.50% Sr. Unsec. Nts., 10/1/27[1]	355,000	309,738
		61,939,726

Household Durables—0.9%
Arcelik AS, 5.00% Sr. Unsec. Nts., 4/3/23[1]	1,260,000	1,147,834
Beazer Homes USA, Inc.:
5.875% Sr. Unsec. Nts., 10/15/27	2,485,000	1,975,575
6.75% Sr. Unsec. Nts., 3/15/25	4,170,000	3,601,837
7.25% Sr. Unsec. Nts., 2/1/23	119,000	111,265
KB Home, 7.625% Sr. Unsec. Nts., 5/15/23	1,045,000	1,063,288

18      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Household Durables (Continued)
Lennar Corp.:
4.50% Sr. Unsec. Nts., 4/30/24	$220,000	$208,450
4.75% Sr. Unsec. Nts., 4/1/21	3,535,000	3,512,906
4.75% Sr. Unsec. Nts., 5/30/25	2,135,000	2,009,569
M/I Homes, Inc., 5.625% Sr. Unsec. Nts., 8/1/25	2,135,000	1,964,200
MDC Holdings, Inc., 6.00% Sr. Unsec. Nts., 1/15/43	2,130,000	1,672,050
PulteGroup, Inc., 5.50% Sr. Unsec. Nts., 3/1/26	1,705,000	1,647,456
Resideo Funding, Inc., 6.125% Sr. Unsec. Nts., 11/1/26[1]	2,070,000	2,044,125
Taylor Morrison Communities, Inc., 6.625% Sr. Unsec. Nts., 5/15/22	2,925,000	2,932,312
Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.875% Sr. Unsec. Nts., 4/15/23[1]	1,345,000	1,304,650
Toll Brothers Finance Corp., 4.375% Sr. Unsec. Nts., 4/15/23	480,000	452,400
William Lyon Homes, Inc.:
5.875% Sr. Unsec. Nts., 1/31/25	2,891,000	2,471,805
6.00% Sr. Unsec. Nts., 9/1/23	1,405,000	1,271,525
		29,391,247

Leisure Equipment & Products—0.0%
Mattel, Inc., 6.75% Sr. Unsec. Nts., 12/31/25[1]	1,035,000	926,004

Media—2.0%
Altice Financing SA:
6.625% Sr. Sec. Nts., 2/15/23[1]	525,000	505,312
7.50% Sr. Sec. Nts., 5/15/26[1]	1,225,000	1,120,875
Altice Finco SA, 8.125% Sec. Nts., 1/15/24[1]	1,905,000	1,781,175
Altice France SA:
7.375% Sr. Sec. Nts., 5/1/26[1]	1,470,000	1,352,400
8.125% Sr. Sec. Nts., 2/1/27[1]	1,395,000	1,318,275
Altice Luxembourg SA, 7.75% Sr. Unsec. Nts., 5/15/22[1]	525,000	479,719
AMC Networks, Inc.:
4.75% Sr. Unsec. Nts., 8/1/25	1,425,000	1,296,750
5.00% Sr. Unsec. Nts., 4/1/24	700,000	665,000
Belo Corp., 7.75% Sr. Unsec. Nts., 6/1/27	3,338,000	3,471,520
Block Communications, Inc., 6.875% Sr. Unsec. Nts., 2/15/25[1]	1,250,000	1,259,375
CCO Holdings LLC/CCO Holdings Capital Corp.:
4.00% Sr. Unsec. Nts., 3/1/23[1]	710,000	663,850
5.00% Sr. Unsec. Nts., 2/1/28[1]	1,890,000	1,743,525
5.125% Sr. Unsec. Nts., 5/1/27[1]	2,881,000	2,690,566
5.375% Sr. Unsec. Nts., 5/1/25[1]	530,000	509,462
5.75% Sr. Unsec. Nts., 2/15/26[1]	3,250,000	3,193,125
5.875% Sr. Unsec. Nts., 4/1/24[1]	650,000	648,375
5.875% Sr. Unsec. Nts., 5/1/27[1]	530,000	515,425
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20[3]	710,000	718,875
Clear Channel Worldwide Holdings, Inc.:
Series B, 6.50% Sr. Unsec. Nts., 11/15/22	3,115,000	3,130,575
Series B, 7.625% Sr. Sub. Nts., 3/15/20	3,575,000	3,499,031

19      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Media (Continued)
CSC Holdings LLC:
5.25% Sr. Unsec. Nts., 6/1/24	$1,805,000	$1,658,344
5.50% Sr. Sec. Nts., 5/15/26[1]	525,000	496,125
5.50% Sr. Unsec. Nts., 4/15/27[1]	1,880,000	1,753,100
10.875% Sr. Unsec. Nts., 10/15/25[1]	1,770,000	1,991,993
DISH DBS Corp.:
5.875% Sr. Unsec. Nts., 11/15/24	5,025,000	4,063,969
7.75% Sr. Unsec. Nts., 7/1/26	715,000	593,450
Gray Television, Inc.:
5.125% Sr. Unsec. Nts., 10/15/24[1]	1,770,000	1,636,365
5.875% Sr. Unsec. Nts., 7/15/26[1]	3,230,000	3,019,404
iHeartCommunications, Inc., 9.00% Sr. Sec. Nts., 12/15/19	4,005,000	2,703,375
MDC Partners, Inc., 6.50% Sr. Unsec. Nts., 5/1/24[1]	705,000	645,075
Meredith Corp., 6.875% Sr. Unsec. Nts., 2/1/26[1]	640,000	627,200
Nexstar Broadcasting, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	2,465,000	2,310,938
Salem Media Group, Inc., 6.75% Sr. Sec. Nts., 6/1/24[1]	2,120,000	1,892,100
Sinclair Television Group, Inc., 5.625% Sr. Unsec. Nts., 8/1/24[1]	1,550,000	1,457,000
TEGNA, Inc., 5.50% Sr. Unsec. Nts., 9/15/24[1]	1,580,000	1,536,550
Townsquare Media, Inc., 6.50% Sr. Unsec. Nts., 4/1/23[1]	710,000	655,863
Tribune Media Co., 5.875% Sr. Unsec. Nts., 7/15/22	1,590,000	1,605,900
Univision Communications, Inc.:
5.125% Sr. Sec. Nts., 5/15/23[1]	735,000	661,500
5.125% Sr. Sec. Nts., 2/15/25[1]	3,255,000	2,864,400
UPCB Finance IV Ltd., 5.375% Sr. Sec. Nts., 1/15/25[1]	350,000	328,167
Virgin Media Secured Finance plc, 5.50% Sr. Sec. Nts., 8/15/26[1]	2,095,000	1,942,798
Ziggo BV, 5.50% Sr. Sec. Nts., 1/15/27[1]	3,680,000	3,302,800
		68,309,626

Multiline Retail—0.1%
JC Penney Corp., Inc.:
5.875% Sr. Sec. Nts., 7/1/23[1]	1,130,000	909,650
7.40% Sr. Unsec. Nts., 4/1/37	710,000	241,400
8.625% Sec. Nts., 3/15/25[1]	2,060,000	1,112,400
Neiman Marcus Group Ltd. LLC, 8.00% Sr. Unsec. Nts., 10/15/21[1]	700,000	292,250
		2,555,700

Specialty Retail—0.7%
Claire’s Stores, Inc., 9.00%, 3/15/19[11,12]	1,060,000	668,987
Freedom Mortgage Corp.:
8.125% Sr. Unsec. Nts., 11/15/24[1]	1,065,000	918,562
8.25% Sr. Unsec. Nts., 4/15/25[1]	2,100,000	1,806,000
GameStop Corp.:
5.50% Sr. Unsec. Nts., 10/1/19[1]	810,000	808,988
6.75% Sr. Unsec. Nts., 3/15/21[1]	2,940,000	2,940,000
L Brands, Inc.:
5.25% Sr. Unsec. Nts., 2/1/28	705,000	603,656
6.875% Sr. Unsec. Nts., 11/1/35	4,880,000	4,100,176

20      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Specialty Retail (Continued)
Lithia Motors, Inc., 5.25% Sr. Unsec. Nts., 8/1/25[1]	$1,425,000	$1,316,344
Party City Holdings, Inc., 6.625% Sr. Unsec. Nts., 8/1/26[1]	1,395,000	1,272,938
PetSmart, Inc.:
5.875% Sr. Sec. Nts., 6/1/25[1]	1,740,000	1,265,850
7.125% Sr. Unsec. Nts., 3/15/23[1]	690,000	405,375
Sonic Automotive, Inc., 6.125% Sr. Sub. Nts., 3/15/27	1,800,000	1,584,000
Staples, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]	8,505,000	7,715,735
		25,406,611

Textiles, Apparel & Luxury Goods—0.1%
Hanesbrands, Inc.:
4.625% Sr. Unsec. Nts., 5/15/24[1]	945,000	890,663
4.875% Sr. Unsec. Nts., 5/15/26[1]	1,460,000	1,323,125
		2,213,788

Consumer Staples—1.2%
Beverages—0.0%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[1]	1,100,000	1,032,659

Food & Staples Retailing—0.4%
Albertsons Cos. LLC/Safeway, Inc./New Albertson LP/Albertson’s LLC, 6.625% Sr. Unsec. Nts., 6/15/24	2,375,000	2,214,687
Fresh Market, Inc. (The), 9.75% Sr. Sec. Nts., 5/1/23[1]	1,910,000	1,384,750
Ingles Markets, Inc., 5.75% Sr. Unsec. Nts., 6/15/23	1,709,000	1,696,183
New Albertsons LP, 7.45% Sr. Unsec. Nts., 8/1/29	2,195,000	1,766,975
Performance Food Group, Inc., 5.50% Sr. Unsec. Nts., 6/1/24[1]	1,260,000	1,223,775
Rite Aid Corp., 6.125% Sr. Unsec. Nts., 4/1/23[1]	3,345,000	2,655,094
Simmons Foods, Inc.:
5.75% Sec. Nts., 11/1/24[1]	4,970,000	3,553,550
7.75% Sr. Sec. Nts., 1/15/24[1]	700,000	707,000
		15,202,014

Food Products—0.6%
B&G Foods, Inc., 5.25% Sr. Unsec. Nts., 4/1/25	720,000	672,300
BRF SA, 3.95% Sr. Unsec. Nts., 5/22/23[1]	1,265,000	1,141,662
Dean Foods Co., 6.50% Sr. Unsec. Nts., 3/15/23[1]	1,375,000	1,103,437
JBS USA LUX SA/JBS USA Finance, Inc.:
5.75% Sr. Unsec. Nts., 6/15/25[1]	3,775,000	3,619,281
6.75% Sr. Unsec. Nts., 2/15/28[1]	3,525,000	3,450,094
MARB BondCo plc, 6.875% Sr. Unsec. Nts., 1/19/25[1]	1,235,000	1,148,408
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[1]	1,210,000	1,046,166
Minerva Luxembourg SA, 6.50% Sr. Unsec. Nts., 9/20/26[1]	4,660,000	4,357,147
Pilgrim’s Pride Corp.:
5.75% Sr. Unsec. Nts., 3/15/25[1]	2,130,000	2,007,525
5.875% Sr. Unsec. Nts., 9/30/27[1]	710,000	646,100
Post Holdings, Inc.:
5.00% Sr. Unsec. Nts., 8/15/26[1]	655,000	599,325

21      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Food Products (Continued)
Post Holdings, Inc.: (Continued)
5.75% Sr. Unsec. Nts., 3/1/27[1]	$2,135,000	$2,012,238
		21,803,683

Household Products—0.1%
Kronos Acquisition Holdings, Inc., 9.00% Sr. Unsec. Nts., 8/15/23[1]	1,800,000	1,386,000
Spectrum Brands, Inc., 6.125% Sr. Unsec. Nts., 12/15/24	695,000	672,412
		2,058,412

Personal Products—0.1%
Avon International Operations, Inc., 7.875% Sr. Sec. Nts., 8/15/22[1]	2,225,000	2,202,750

Energy—6.5%
Energy Equipment & Services—1.6%
Basic Energy Services, Inc., 10.75% Sr. Sec. Nts., 10/15/23[1]	690,000	596,850
Bristow Group, Inc.:
6.25% Sr. Unsec. Nts., 10/15/22	330,000	117,150
8.75% Sr. Sec. Nts., 3/1/23[1]	1,000,000	720,000
Calfrac Holdings LP, 8.50% Sr. Unsec. Nts., 6/15/26[1]	2,770,000	1,980,550
CGG Holding US, Inc., 9.00% Sr. Sec. Nts., 5/1/23[1]	350,000	346,500
CSI Compressco LP/CSI Compressco Finance, Inc., 7.50% Sr. Sec. Nts., 4/1/25[1]	690,000	645,150
Ensco plc:
5.20% Sr. Unsec. Nts., 3/15/25	1,960,000	1,313,200
7.75% Sr. Unsec. Nts., 2/1/26	355,000	264,475
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[10,13]	2,020,468	1,972,455
8.00% Sr. Sec. Nts., 12/11/22[13]	7,361,557	6,589,852
Exterran Energy Solutions LP/EES Finance Corp., 8.125% Sr. Unsec. Nts., 5/1/25	720,000	693,000
Hi-Crush Partners LP, 9.50% Sr. Unsec. Nts., 8/1/26[1]	1,045,000	773,300
KCA Deutag UK Finance plc, 7.25% Sr. Sec. Nts., 5/15/21[1]	275,000	224,125
McDermott Technology Americas, Inc./McDermott Technology US, Inc., 10.625% Sr. Unsec. Nts., 5/1/24[1]	6,435,000	5,453,662
Nabors Industries, Inc., 5.75% Sr. Unsec. Nts., 2/1/25	1,255,000	953,616
Nine Energy Service, Inc., 8.75% Sr. Unsec. Nts., 11/1/23[1]	690,000	658,950
Noble Holding International Ltd., 7.875% Sr. Unsec. Nts., 2/1/26[1]	1,410,000	1,207,312
Parker Drilling Co.:
6.75% Sr. Unsec. Nts., 7/15/22	1,565,000	805,975
7.50% Sr. Unsec. Nts., 8/1/20	350,000	190,750
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[1]	16,750,000	15,904,142
Pioneer Energy Services Corp., 6.125% Sr. Unsec. Nts., 3/15/22	3,990,000	2,453,850
Precision Drilling Corp., 7.125% Sr. Unsec. Nts., 1/15/26[1]	635,000	549,275
Rowan Cos., Inc., 7.375% Sr. Unsec. Nts., 6/15/25	1,335,000	1,078,013
SESI LLC, 7.75% Sr. Unsec. Nts., 9/15/24	1,030,000	824,000

22      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Energy Equipment & Services (Continued)
Tervita Escrow Corp., 7.625% Sec. Nts., 12/1/21[1]	$700,000	$670,250
Transocean Pontus Ltd., 6.125% Sr. Sec. Nts., 8/1/25[1]	700,000	679,000
Transocean, Inc.:
7.50% Sr. Unsec. Nts., 1/15/26[1]	710,000	626,575
9.00% Sr. Unsec. Nts., 7/15/23[1]	2,125,000	2,122,344
Trinidad Drilling Ltd., 6.625% Sr. Unsec. Nts., 2/15/25[1]	1,085,000	1,099,648
Unit Corp., 6.625% Sr. Sub. Nts., 5/15/21	345,000	315,675
Weatherford International Ltd., 9.875% Sr. Unsec. Nts., 2/15/24	3,791,000	2,350,420
		54,180,064

Oil, Gas & Consumable Fuels—4.9%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.875% Sr. Unsec. Nts., 12/15/24	715,000	446,875
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	2,380,000	2,202,976
Ascent Resources Utica Holdings LLC/ARU Finance Corp., 10.00% Sr. Unsec. Nts., 4/1/22[1]	740,000	760,572
Baytex Energy Corp., 5.625% Sr. Unsec. Nts., 6/1/24[1]	1,270,000	1,104,900
Berry Petroleum Co. LLC, 7.00% Sr. Unsec. Nts., 2/15/26[1]	355,000	321,275
Blue Racer Midstream LLC/Blue Racer Finance Corp., 6.625% Sr. Unsec. Nts., 7/15/26[1]	1,400,000	1,309,000
California Resources Corp., 8.00% Sec. Nts., 12/15/22[1]	1,803,000	1,226,040
Calumet Specialty Products Partners LP/Calumet Finance Corp.:
6.50% Sr. Unsec. Nts., 4/15/21	955,000	799,812
7.625% Sr. Unsec. Nts., 1/15/22	1,675,000	1,356,750
Centennial Resource Production LLC, 5.375% Sr. Unsec. Nts., 1/15/26[1]	1,035,000	967,725
Cheniere Corpus Christi Holdings LLC:
5.125% Sr. Sec. Nts., 6/30/27	1,430,000	1,355,354
7.00% Sr. Sec. Nts., 6/30/24	1,875,000	1,982,812
Chesapeake Energy Corp.:
6.125% Sr. Unsec. Nts., 2/15/21	1,360,000	1,285,200
7.00% Sr. Unsec. Nts., 10/1/24	2,460,000	2,140,200
7.50% Sr. Unsec. Nts., 10/1/26	1,385,000	1,191,100
8.00% Sr. Unsec. Nts., 1/15/25	895,000	794,312
8.00% Sr. Unsec. Nts., 6/15/27	1,060,000	895,700
Citadel LP, 5.375% Sr. Unsec. Nts., 1/17/23[1]	700,000	694,249
CITGO Petroleum Corp., 6.25% Sr. Sec. Nts., 8/15/22[1]	195,000	189,637
CNX Resources Corp., 5.875% Sr. Unsec. Nts., 4/15/22	495,000	476,437
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/1/25	400,000	373,000
CrownRock LP/CrownRock Finance, Inc., 5.625% Sr. Unsec. Nts., 10/15/25[1]	2,825,000	2,553,094
CVR Refining LLC/Coffeyville Finance, Inc., 6.50% Sr. Unsec. Nts., 11/1/22	2,750,000	2,722,500
DCP Midstream Operating LP, 2.70% Sr. Unsec. Nts., 4/1/19	625,000	621,484
Denbury Resources, Inc.:
9.00% Sec. Nts., 5/15/21[1]	1,560,000	1,466,400

23      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Denbury Resources, Inc.: (Continued)
9.25% Sec. Nts., 3/31/22[1]	$1,567,000	$1,453,392
Endeavor Energy Resources LP/EER Finance, Inc., 5.75% Sr. Unsec. Nts., 1/30/28[1]	700,000	717,640
Energy Transfer LP:
5.875% Sr. Sec. Nts., 1/15/24	1,445,000	1,478,784
7.50% Sr. Sec. Nts., 10/15/20	710,000	740,175
Energy Transfer Operating LP, 6.625% [US0003M+415.5] Jr. Sub. Perpetual Bonds[2,14]	1,752,000	1,448,685
Enviva Partners LP/Enviva Partners Finance Corp., 8.50% Sr. Unsec. Nts., 11/1/21	2,705,000	2,782,769
EP Energy LLC/Everest Acquisition Finance, Inc.:
7.75% Sr. Sec. Nts., 5/15/26[1]	1,050,000	933,187
8.00% Sr. Sec. Nts., 11/29/24[1]	1,020,000	765,000
8.00% Sec. Nts., 2/15/25[1]	4,185,000	1,747,237
9.375% Sec. Nts., 5/1/24[3]	7,569,000	3,406,050
Extraction Oil & Gas, Inc., 7.375% Sr. Unsec. Nts., 5/15/24[1]	710,000	589,300
Foresight Energy LLC/Foresight Energy Finance Corp., 11.50% Sec. Nts., 4/1/23[1]	520,000	444,600
Frontera Energy Corp., 9.70% Sr. Unsec. Nts., 6/25/23[1]	2,430,000	2,405,700
Genesis Energy LP/Genesis Energy Finance Corp.:
6.00% Sr. Unsec. Nts., 5/15/23	1,525,000	1,414,437
6.25% Sr. Unsec. Nts., 5/15/26	2,515,000	2,169,187
6.50% Sr. Unsec. Nts., 10/1/25	2,135,000	1,889,475
6.75% Sr. Unsec. Nts., 8/1/22	325,000	318,500
Gulfport Energy Corp.:
6.00% Sr. Unsec. Nts., 10/15/24	705,000	627,450
6.375% Sr. Unsec. Nts., 5/15/25	700,000	622,125
Halcon Resources Corp., 6.75% Sr. Unsec. Nts., 2/15/25	1,425,000	1,047,375
Hess Infrastructure Partners LP/Hess Infrastructure Partners Finance Corp., 5.625% Sr. Unsec. Nts., 2/15/26[1]	700,000	680,750
HighPoint Operating Corp., 8.75% Sr. Unsec. Nts., 6/15/25	479,000	457,445
Hilcorp Energy I LP/Hilcorp Finance Co., 5.75% Sr. Unsec. Nts., 10/1/25[1]	315,000	281,925
Holly Energy Partners LP/Holly Energy Finance Corp., 6.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	699,350
Indigo Natural Resources LLC, 6.875% Sr. Unsec. Nts., 2/15/26[1]	1,005,000	869,325
Indika Energy Capital III Pte Ltd., 5.875% Sr. Sec. Nts., 11/9/24[1]	2,970,000	2,597,161
Jones Energy Holdings LLC/Jones Energy Finance Corp., 6.75% Sr. Unsec. Nts., 4/1/22	2,067,000	403,065
KazMunayGas National Co. JSC:
4.75% Sr. Unsec. Nts., 4/24/25[1]	2,605,000	2,588,719
5.375% Sr. Unsec. Nts., 4/24/30[1]	4,780,000	4,711,942
6.375% Sr. Unsec. Nts., 10/24/48[1]	4,295,000	4,334,729
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[1]	2,855,000	2,656,329
Laredo Petroleum, Inc.:
5.625% Sr. Unsec. Nts., 1/15/22	685,000	618,213

24      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Laredo Petroleum, Inc.: (Continued)
6.25% Sr. Unsec. Nts., 3/15/23		$315,000	$284,288
LBC Tank Terminals Holding Netherlands BV, 6.875% Sr. Unsec. Nts., 5/15/23[1]		580,000	522,000
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[1]		5,290,000	4,537,222
MEG Energy Corp.:
6.50% Sec. Nts., 1/15/25[1]		1,435,000	1,461,906
7.00% Sr. Unsec. Nts., 3/31/24[1]		1,545,000	1,483,200
Moss Creek Resources Holdings, Inc., 7.50% Sr. Unsec. Nts., 1/15/26[1]		1,460,000	1,270,200
Murphy Oil Corp., 6.875% Sr. Unsec. Nts., 8/15/24		975,000	972,102
Murray Energy Corp., 12.00% Sec. Nts., 4/15/24[1,13]		6,479,736	3,531,456
Newfield Exploration Co., 5.625% Sr. Unsec. Nts., 7/1/24		730,000	740,950
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.125% Sr. Unsec. Nts., 3/1/25		3,595,000	3,109,675
7.50% Sr. Unsec. Nts., 11/1/23		1,235,000	1,191,775
Northern Oil & Gas, Inc., 9.50% Sec. Nts., 5/15/23[13]		345,000	333,788
NuStar Logistics LP, 5.625% Sr. Unsec. Nts., 4/28/27		640,000	599,200
Oasis Petroleum, Inc.:
6.25% Sr. Unsec. Nts., 5/1/26[1]		700,000	589,750
6.875% Sr. Unsec. Nts., 1/15/23		745,000	690,056
Parkland Fuel Corp., 6.00% Sr. Unsec. Nts., 4/1/26[1]		700,000	659,750
Parsley Energy LLC/Parsley Finance Corp., 5.625% Sr. Unsec. Nts., 10/15/27[1]		1,065,000	973,144
PBF Holding Co. LLC/PBF Finance Corp.:
7.00% Sr. Sec. Nts., 11/15/23		470,000	451,200
7.25% Sr. Unsec. Nts., 6/15/25		1,055,000	996,975
PBF Logistics LP/PBF Logistics Finance Corp., 6.875% Sr. Unsec. Nts., 5/15/23		1,025,000	1,012,188
PDC Energy, Inc., 5.75% Sr. Unsec. Nts., 5/15/26		1,420,000	1,267,350
Peabody Energy Corp., 6.375% Sr. Sec. Nts., 3/31/25[1]		700,000	652,750
Petrobras Global Finance BV:
5.299% Sr. Unsec. Nts., 1/27/25		3,670,000	3,514,025
5.999% Sr. Unsec. Nts., 1/27/28		6,440,000	6,079,424
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24[10]	EUR	1,220,000	1,346,248
3.75% Sr. Unsec. Nts., 4/16/26[10]	EUR	2,340,000	2,457,619
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[1]		2,600,000	2,028,211
QEP Resources, Inc., 5.625% Sr. Unsec. Nts., 3/1/26		1,780,000	1,484,075
Reliance Industries Ltd.:
6.78% Unsec. Nts., 9/16/20	INR	180,000,000	2,548,987
7.00% Unsec. Nts., 8/31/22	INR	540,000,000	7,546,155
Repsol International Finance BV, 4.50% [EUSA10+420] Jr. Sub. Nts., 3/25/75[2,10]	EUR	3,590,000	4,221,215
Resolute Energy Corp., 8.50% Sr. Unsec. Nts., 5/1/20		5,115,000	5,044,669
Rio Oil Finance Trust Series 2018-1, 8.20% Sr. Sec. Nts., 4/6/28[1]		1,875,000	1,968,750
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[1]		1,555,000	1,426,412

25      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Sanchez Energy Corp.:
6.125% Sr. Unsec. Nts., 1/15/23	$4,270,000	$789,950
7.25% Sr. Sec. Nts., 2/15/23[1]	1,380,000	1,131,600
7.75% Sr. Unsec. Nts., 6/15/21	1,895,000	454,800
SemGroup Corp./Rose Rock Finance Corp.:
5.625% Sr. Unsec. Nts., 7/15/22	315,000	298,463
5.625% Sr. Unsec. Nts., 11/15/23	1,610,000	1,473,150
SM Energy Co.:
6.625% Sr. Unsec. Nts., 1/15/27	695,000	622,025
6.75% Sr. Unsec. Nts., 9/15/26	320,000	288,000
Southern Gas Corridor CJSC, 6.875% Sr. Unsec. Nts., 3/24/26[1]	2,460,000	2,665,371
Southwestern Energy Co.:
6.20% Sr. Unsec. Nts., 1/23/25	350,000	314,563
7.50% Sr. Unsec. Nts., 4/1/26	710,000	674,500
SRC Energy, Inc., 6.25% Sr. Unsec. Nts., 12/1/25	670,000	559,450
Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.75% Sr. Unsec. Nts., 4/15/25	1,645,000	1,521,625
Sunoco LP/Sunoco Finance Corp.:
4.875% Sr. Unsec. Nts., 1/15/23	885,000	865,088
5.50% Sr. Unsec. Nts., 2/15/26	470,000	446,500
5.875% Sr. Unsec. Nts., 3/15/28	1,062,000	996,029
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.:
5.50% Sr. Unsec. Nts., 9/15/24[1]	1,510,000	1,491,125
5.50% Sr. Unsec. Nts., 1/15/28[1]	630,000	607,950
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
5.00% Sr. Unsec. Nts., 1/15/28	1,310,000	1,188,825
5.875% Sr. Unsec. Nts., 4/15/26[1]	1,400,000	1,368,500
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[1]	1,215,000	1,223,639
TransMontaigne Partners LP/TLP Finance Corp., 6.125% Sr. Unsec. Nts., 2/15/26	355,000	319,500
Ultra Resources, Inc.:
6.875% Sr. Unsec. Nts., 4/15/22[1]	1,080,000	388,800
7.125% Sr. Unsec. Nts., 4/15/25[1]	685,000	219,200
USA Compression Partners LP/USA Compression Finance Corp., 6.875% Sr. Unsec. Nts., 4/1/26[1]	1,050,000	1,013,250
W&T Offshore, Inc., 9.75% Sec. Nts., 11/1/23[1]	175,000	154,875
Whiting Petroleum Corp., 6.625% Sr. Unsec. Nts., 1/15/26	1,405,000	1,211,813
WildHorse Resource Development Corp., 6.875% Sr. Unsec. Nts., 2/1/25	700,000	665,000
WPX Energy, Inc.:
5.75% Sr. Unsec. Nts., 6/1/26	700,000	637,000
8.25% Sr. Unsec. Nts., 8/1/23	1,045,000	1,097,250
		168,821,981

Financials—12.7%
Capital Markets—1.9%
Charles Schwab Corp. (The), 5.00% [US0003M+257.5] Jr. Sub. Perpetual Bonds[2,14]	3,448,000	2,901,492

26      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Capital Markets (Continued)
Credit Suisse Group AG:
7.125% [USSW5+510.8] Jr. Sub. Perpetual Bonds[2,10,14]		$3,225,000	$3,188,719
7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[2,10,14]		10,720,000	10,929,040
Diamond Resorts International, Inc.:
7.75% Sr. Sec. Nts., 9/1/23[1]		660,000	636,075
10.75% Sr. Unsec. Nts., 9/1/24[1]		1,505,000	1,358,262
E*TRADE Financial Corp., 5.875% [US0003M+443.5] Jr. Sub. Perpetual Bonds[2,14]		3,227,000	2,912,367
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25[3]		690,000	648,082
European Bank for Reconstruction & Development, 28.50%, 7/10/19	TRY	29,400,000	5,691,518
Flex Acquisition Co., Inc., 6.875% Sr. Unsec. Nts., 1/15/25[1]		4,335,000	3,879,825
Goldman Sachs Group, Inc. (The):
5.00% [US0003M+287.4] Jr. Sub. Perpetual Bonds[2,14]		1,764,000	1,491,683
5.375% [US0003M+392.2] Jr. Sub. Perpetual Bonds[2,14]		1,670,000	1,615,758
Huarong Finance 2017 Co. Ltd., 4.25% Sr. Unsec. Nts., 11/7/27[10]		2,470,000	2,226,260
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.375% Sr. Unsec. Nts., 12/15/25		1,305,000	1,259,325
Macquarie Bank Ltd. (London), 6.125% [USSW5+370.3] Jr. Sub. Perpetual Bonds[1,2,14]		3,252,000	2,784,525
MSCI, Inc., 5.375% Sr. Unsec. Nts., 5/15/27[1]		700,000	686,875
NCI Building Systems, Inc., 8.00% Sec. Nts., 4/15/26[1]		350,000	321,563
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25% Sec. Nts., 5/15/23[1]		2,302,000	2,379,693
Refinitiv US Holdings, Inc.:
6.25% Sr. Sec. Nts., 5/15/26[1]		690,000	666,712
8.25% Sr. Unsec. Nts., 11/15/26[1]		690,000	632,212
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., 6.125% Sr. Sec. Nts., 8/15/21[1]		1,090,000	1,060,025
State Street Corp., 5.625% [US0003M+253.9] Jr. Sub. Perpetual Bonds[2,14]		1,479,000	1,399,504
Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75% Sr. Unsec. Nts., 6/1/25[1]		2,125,000	1,976,250
TerraForm Power Operating LLC:
4.25% Sr. Unsec. Nts., 1/31/23[1]		965,000	904,688
5.00% Sr. Unsec. Nts., 1/31/28[1]		290,000	256,288
Trident Merger Sub, Inc., 6.625% Sr. Unsec. Nts., 11/1/25[1]		2,125,000	1,901,875
UBS Group Funding Switzerland AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[2,10,14]		9,395,000	9,424,754
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[2,10,14]		3,120,000	3,172,691
			66,306,061

Commercial Banks—6.1%
Abanca Corp. Bancaria SA, 7.50% [EUSA5+732.6] Jr. Sub. Perpetual Bonds[2,10,14,15]	EUR	3,200,000	3,472,814
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[7,11]		1,186,225	—

27      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
Australia & New Zealand Banking Group Ltd. (United Kingdom), 6.75% [USISDA05+516.8] Jr. Sub. Perpetual Bonds[1,2,14]		$305,000	$300,044
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[2,10]	EUR	10,761,000	7,237,959
Banco Bilbao Vizcaya Argentaria SA:
5.875% [EUSA5+566] Jr. Sub. Perpetual Bonds[2,10,14,15]	EUR	5,310,000	5,663,210
6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[2,14]		3,315,000	2,784,600
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	3,550,000	4,036,968
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	7,140,000	8,885,255
Banco do Brasil SA (Cayman), 3.875% Sr. Unsec. Nts., 10/10/22		3,650,000	3,526,812
Banco Mercantil del Norte SA (Grand Cayman), 7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,14]		969,000	942,362
Banco Santander SA:
6.375% [USSW5+478.8] Jr. Sub. Perpetual Bonds[2,10,14]		3,315,000	3,181,986
6.75% [EUSA5+680.3] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	10,765,000	12,572,970
Bank of America Corp., 6.30% [US0003M+455.3] Jr. Sub. Perpetual Bonds[2,14]		3,792,000	3,860,825
Barclays plc:
7.75% [USSW5+484.2] Jr. Sub. Perpetual Bonds[2,14]		2,860,000	2,758,241
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[2,10,14]		3,140,000	3,151,775
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]		2,155,000	1,993,375
BNP Paribas SA:
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,14]		3,110,000	3,176,088
7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[2,10,14]		8,465,000	8,644,881
Caixa Geral de Depositos SA, 5.75% [EUSA5+550] Sub. Nts., 6/28/28[2,10]	EUR	3,545,000	4,143,750
CaixaBank SA, 6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	7,085,000	8,225,871
CIT Group, Inc.:
4.125% Sr. Unsec. Nts., 3/9/21		1,150,000	1,135,625
5.00% Sr. Unsec. Nts., 8/15/22		350,000	346,062
5.25% Sr. Unsec. Nts., 3/7/25		690,000	676,200
5.80% [US0003M+397.2] Jr. Sub. Perpetual Bonds[2,14]		3,352,000	3,041,940
Citigroup, Inc., 6.125% [US0003M+447.8] Jr. Sub. Perpetual Bonds[2,14]		2,453,000	2,397,807
Citizens Financial Group, Inc., 6.00% [US0003M+300.3] Jr. Sub. Perpetual Bonds[2,14]		1,610,000	1,485,225
Credit Agricole SA, 8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,14]		3,340,000	3,444,375
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[1]		1,400,000	1,407,395
Fifth Third Bancorp, 5.10% [US0003M+303.33] Jr. Sub. Perpetual Bonds[2,14]		860,000	749,275
HSBC Holdings plc:
5.25% [EUSA5+438.3] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	12,785,000	14,575,098
6.00% [EUSA5+533.8] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	4,255,000	5,169,758

28      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Commercial Banks (Continued)
Huntington Bancshares, Inc., 5.70% [US0003M+288] Jr. Sub. Perpetual Bonds[2,14]		$1,715,000	$1,525,278
IDBI Bank Ltd. (GIFT-IFC), 5.00% Sr. Unsec. Nts., 9/25/19[10]		1,040,000	1,041,787
Intesa Sanpaolo SpA:
3.875% Sr. Unsec. Nts., 1/12/28[1]		3,535,000	3,026,315
7.00% [EUSA5+688.4] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	3,395,000	3,946,115
7.70% [USSW5+546.15] Jr. Sub. Perpetual Bonds[1,2,14]		7,169,000	6,434,177
JPMorgan Chase & Co.:
6.125% [US0003M+333] Jr. Sub. Perpetual Bonds[2,14]		3,124,000	3,104,475
5.99% [US0003M+347] Jr. Sub. Perpetual Bonds, Series 1[2,14]		2,881,000	2,852,190
KBC Group NV, 5.625% [EUSA5+475.9] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	5,355,000	6,129,742
Kenan Advantage Group, Inc. (The), 7.875% Sr. Unsec. Nts., 7/31/23[1]		2,155,000	2,074,187
Lloyds Bank plc, 7.50% Sr. Unsec. Nts., 4/2/32[8,10]		7,175,000	5,786,437
Lloyds Banking Group plc:
6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	4,610,000	5,223,727
7.50% [USSW5+449.6] Jr. Sub. Perpetual Bonds[2,14]		3,002,000	2,905,035
Royal Bank of Scotland Group plc, 7.50% [USSW5+580] Jr. Sub. Perpetual Bonds[2,14]		5,445,000	5,404,163
Societe Generale SA:
6.75% [EUSA5+553.8] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	3,075,000	3,575,729
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,14]		13,905,000	13,574,756
SunTrust Banks, Inc.:
5.05% [US0003M+310.2] Jr. Sub. Perpetual Bonds[2,14]		2,546,000	2,240,480
5.125% [US0003M+278.6] Jr. Sub. Perpetual Bonds[2,14]		1,780,000	1,513,454
Swiss Insured Brazil Power Finance Sarl, 9.85% Sr. Sec. Nts., 7/16/32	BRL	12,250,000	3,184,384
UBS Group Funding Switzerland AG:
5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[2,10,14]		1,095,000	913,641
5.75% [EUSA5+528.7] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	7,075,000	8,609,372
Wachovia Capital Trust III, 5.57% [US0003M+93] Jr. Sub. Perpetual Bonds[2,14]		3,394,000	3,074,116
Wells Fargo & Co., 6.558% [US0003M+377] Jr. Sub. Perpetual Bonds, Series K2,14		686,000	682,570
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[1]		1,460,000	1,453,437
			211,264,113

Consumer Finance—1.1%
Ahern Rentals, Inc., 7.375% Sec. Nts., 5/15/23[1]		1,545,000	1,243,725
Ally Financial, Inc.:
4.625% Sr. Unsec. Nts., 5/19/22		1,200,000	1,183,500
5.75% Sub. Nts., 11/20/25		2,625,000	2,621,719
8.00% Sr. Unsec. Nts., 11/1/31		1,140,000	1,271,100
American Express Co., 4.90% [US0003M+328.5] Jr. Sub. Perpetual Bonds[2,14]		2,499,000	2,395,916
Discover Financial Services, 5.50% [US0003M+307.6] Jr. Sub. Perpetual Bonds[2,14]		1,673,000	1,392,070
Enova International, Inc., 8.50% Sr. Unsec. Nts., 9/15/25[1]		2,075,000	1,696,312

29      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Consumer Finance (Continued)
Minejesa Capital BV:
4.625% Sr. Sec. Nts., 8/10/30[3]		$6,670,000	$5,970,210
5.625% Sr. Sec. Nts., 8/10/37[3]		10,715,000	9,430,100
Navient Corp.:
5.875% Sr. Unsec. Nts., 10/25/24		1,973,000	1,657,320
6.50% Sr. Unsec. Nts., 6/15/22		1,425,000	1,329,582
6.625% Sr. Unsec. Nts., 7/26/21		1,475,000	1,427,063
6.75% Sr. Unsec. Nts., 6/25/25		1,865,000	1,594,575
6.75% Sr. Unsec. Nts., 6/15/26		1,050,000	874,125
Terraform Global Operating LLC, 6.125% Sr. Unsec. Nts., 3/1/26[1]		2,110,000	1,967,575
TMX Finance LLC/TitleMax Finance Corp., 11.125% Sr. Sec. Nts., 4/1/23[1]		1,395,000	1,127,788
			37,182,680

Diversified Financial Services—0.5%
Export-Import Bank of India, 7.35% Sr. Unsec. Nts., 5/18/22	INR	180,000,000	2,522,815
Fidelity & Guaranty Life Holdings, Inc., 5.50% Sr. Unsec. Nts., 5/1/25[1]		985,000	945,895
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[1,7]	MXN	20,232,960	92,662
Park Aerospace Holdings Ltd.:
5.25% Sr. Unsec. Nts., 8/15/22[1]		355,000	344,794
5.50% Sr. Unsec. Nts., 2/15/24[1]		1,380,000	1,335,150
Rural Electrification Corp. Ltd.:
7.24% Sr. Unsec. Nts., 10/21/21	INR	360,000,000	5,072,883
7.60% Sr. Unsec. Nts., 4/17/21	INR	350,000,000	4,969,403
Voya Financial, Inc., 4.70% [US0003M+208.4] Jr. Sub. Nts., 1/23/48[2]		1,760,000	1,388,413
			16,672,015

Insurance—0.9%
AXA SA, 3.875% [EUSA11+325] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	7,175,000	8,365,647
Credivalores-Crediservicios SAS, 9.75% Sr. Unsec. Nts., 7/27/22[1]		1,590,000	1,391,250
Genworth Holdings, Inc.:
7.625% Sr. Unsec. Nts., 9/24/21		650,000	645,125
7.70% Sr. Unsec. Nts., 6/15/20		1,040,000	1,055,600
Hartford Financial Services Group, Inc. (The), 4.741% [US0003M+212.5] Jr. Sub. Nts., 2/12/47[2,3]		1,790,000	1,436,475
HUB International Ltd., 7.00% Sr. Unsec. Nts., 5/1/26[1]		700,000	637,000
Liberty Mutual Group, Inc., 5.693% [US0003M+290.5] Jr. Sub. Nts., 3/15/37[1,2]		775,000	722,687
Lincoln National Corp., 4.998% [US0003M+235.75] Jr. Sub. Nts., 5/17/66[2]		1,826,000	1,494,033
MetLife, Inc., 5.25% [US0003M+357.5] Jr. Sub. Perpetual Bonds[2,14]		1,678,000	1,615,075
Power Finance Corp. Ltd.:
7.27% Sr. Unsec. Nts., 12/22/21	INR	360,000,000	5,115,553
7.42% Sr. Unsec. Nts., 6/26/20	INR	215,000,000	3,066,193

30      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Insurance (Continued)
Power Finance Corp. Ltd.: (Continued) 7.50% Sr. Unsec. Nts., 8/16/21	INR	360,000,000	$5,049,411
			30,594,049

Real Estate Investment Trusts (REITs)—0.8%
AHP Health Partners, Inc., 9.75% Sr. Unsec. Nts., 7/15/26[1]		700,000	712,250
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[7,11,16]	MXN	17,961,653	—
Equinix, Inc.:
5.375% Sr. Unsec. Nts., 5/15/27		1,865,000	1,827,700
5.875% Sr. Unsec. Nts., 1/15/26		2,315,000	2,338,150
GLP Capital LP/GLP Financing II, Inc., 5.375% Sr. Unsec. Nts., 11/1/23		1,040,000	1,058,148
Iron Mountain US Holdings, Inc., 5.375% Sr. Unsec. Nts., 6/1/26[1]		2,515,000	2,301,225
Iron Mountain, Inc., 4.875% Sr. Unsec. Nts., 9/15/27[1]		1,055,000	925,763
iStar, Inc.:
5.00% Sr. Unsec. Nts., 7/1/19		565,000	563,587
5.25% Sr. Unsec. Nts., 9/15/22		2,135,000	2,001,349
6.00% Sr. Unsec. Nts., 4/1/22		2,840,000	2,754,800
Lamar Media Corp., 5.75% Sr. Unsec. Nts., 2/1/26		1,525,000	1,549,781
MPT Operating Partnership LP/MPT Finance Corp.:
5.00% Sr. Unsec. Nts., 10/15/27		2,135,000	1,957,528
6.375% Sr. Unsec. Nts., 3/1/24		635,000	654,050
Outfront Media Capital LLC/Outfront Media Capital Corp., 5.875% Sr. Unsec. Nts., 3/15/25		1,610,000	1,585,850
SBA Communications Corp., 4.00% Sr. Unsec. Nts., 10/1/22		1,750,000	1,675,625
Starwood Property Trust, Inc.:
4.75% Sr. Unsec. Nts., 3/15/25		2,125,000	1,917,813
5.00% Sr. Unsec. Nts., 12/15/21		2,175,000	2,142,375
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 8.25% Sr. Unsec. Nts., 10/15/23		1,950,000	1,706,250
			27,672,244

Real Estate Management & Development—0.8%
Agile Group Holdings Ltd., 9.00% Sr. Sec. Nts., 5/21/20[10]		6,610,000	6,794,571
CIFI Holdings Group Co. Ltd., 7.75% Sr. Unsec. Nts., 6/5/20[10]		3,915,000	3,970,601
Country Garden Holdings Co. Ltd., 7.50% Sr. Sec. Nts., 3/9/20[10]		3,915,000	3,971,979
Greystar Real Estate Partners LLC, 5.75% Sr. Sec. Nts., 12/1/25[1]		2,130,000	2,087,400
Hunt Cos., Inc., 6.25% Sr. Sec. Nts., 2/15/26[1]		2,115,000	1,812,343
Mattamy Group Corp., 6.875% Sr. Unsec. Nts., 12/15/23[1]		1,105,000	1,037,319
New Metro Global Ltd., 6.50% Sr. Unsec. Nts., 4/23/21[10]		1,230,000	1,195,287
Realogy Group LLC/Realogy Co.-Issuer Corp., 4.875% Sr. Unsec. Nts., 6/1/23[1]		2,450,000	2,143,750
Shea Homes LP/Shea Homes Funding Corp., 6.125% Sr. Unsec. Nts., 4/1/25[1]		1,890,000	1,682,100

31      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Real Estate Management & Development (Continued)
Times China Holdings Ltd., 6.25% Sr. Sec. Nts., 1/23/20[10]		$1,230,000	$1,217,908
			25,913,258

Thrifts & Mortgage Finance—0.6%
Export-Import Bank of India, 8.00% Sr. Unsec. Nts., 5/27/21	INR	720,000,000	10,319,302
LIC Housing Finance Ltd., 7.45% Sr. Sec. Nts., 10/17/22	INR	180,000,000	2,544,390
Nationstar Mortgage Holdings, Inc., 8.125% Sr. Unsec. Nts., 7/15/23[1]		1,050,000	1,026,375
Provident Funding Associates LP/PFG Finance Corp., 6.375% Sr. Unsec. Nts., 6/15/25[1]		1,070,000	973,700
Quicken Loans, Inc.:
5.25% Sr. Unsec. Nts., 1/15/28[1]		2,835,000	2,519,606
5.75% Sr. Unsec. Nts., 5/1/25[1]		3,150,000	2,961,000
Radian Group, Inc., 4.50% Sr. Unsec. Nts., 10/1/24		1,310,000	1,193,738
			21,538,111

Health Care—3.0%
Biotechnology—0.1%
WeWork Cos, Inc., 7.875% Sr. Unsec. Nts., 5/1/25[1]		3,495,000	3,119,288

Health Care Equipment & Supplies—0.1%
DJO Finance LLC/DJO Finance Corp., 8.125% Sec. Nts., 6/15/21[1]		1,250,000	1,290,625
Hill-Rom Holdings, Inc., 5.75% Sr. Unsec. Nts., 9/1/23[1]		1,065,000	1,068,994
Hologic, Inc., 4.375% Sr. Unsec. Nts., 10/15/25[1]		380,000	355,300
			2,714,919

Health Care Providers & Services—1.6%
Acadia Healthcare Co., Inc.:
5.625% Sr. Unsec. Nts., 2/15/23		560,000	533,400
6.50% Sr. Unsec. Nts., 3/1/24		730,000	708,100
Agiliti Health, Inc., 7.625% Sec. Nts., 8/15/20		2,075,000	2,062,031
Centene Corp.:
4.75% Sr. Unsec. Nts., 5/15/22		1,650,000	1,635,562
5.375% Sr. Unsec. Nts., 6/1/26[1]		2,100,000	2,047,500
6.125% Sr. Unsec. Nts., 2/15/24		735,000	754,294
CHS/Community Health Systems, Inc.:
6.25% Sr. Sec. Nts., 3/31/23		4,160,000	3,796,208
6.875% Sr. Unsec. Nts., 2/1/22		1,249,000	574,540
8.125% Sec. Nts., 6/30/24[3]		139,000	102,165
DaVita, Inc.:
5.00% Sr. Unsec. Nts., 5/1/25		700,000	637,875
5.125% Sr. Unsec. Nts., 7/15/24		3,275,000	3,078,500
Encompass Health Corp., 5.75% Sr. Unsec. Nts., 11/1/24		3,170,000	3,150,188
Envision Healthcare Corp., 8.75% Sr. Unsec. Nts., 10/15/26[1]		2,075,000	1,800,062
HCA, Inc.:
5.375% Sr. Unsec. Nts., 2/1/25		1,745,000	1,705,737
5.375% Sr. Unsec. Nts., 9/1/26		3,470,000	3,383,250
5.50% Sr. Sec. Nts., 6/15/47		1,000,000	950,000

32      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Health Care Providers & Services (Continued)
HCA, Inc.: (Continued) 5.625% Sr. Unsec. Nts., 9/1/28		$3,465,000	$3,352,388
5.875% Sr. Unsec. Nts., 2/15/26		700,000	698,250
7.50% Sr. Unsec. Nts., 2/15/22		3,495,000	3,722,175
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[1]		2,345,000	2,252,907
Omnicare, Inc., 4.75% Sr. Unsec. Nts., 12/1/22		5,295,000	5,467,508
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75% Sr. Unsec. Nts., 12/1/26[1]		2,070,000	1,966,500
Select Medical Corp., 6.375% Sr. Unsec. Nts., 6/1/21		2,040,000	2,042,550
Tenet Healthcare Corp.:
4.375% Sr. Sec. Nts., 10/1/21		1,430,000	1,390,675
6.75% Sr. Unsec. Nts., 6/15/23		4,300,000	4,052,750
7.50% Sec. Nts., 1/1/22[1]		1,450,000	1,473,563
8.125% Sr. Unsec. Nts., 4/1/22		1,955,000	1,967,219
TPC Group, Inc., 8.75% Sr. Sec. Nts., 12/15/20[1]		1,055,000	1,007,525
			56,313,422

Health Care Technology—0.1%
Telenet Finance Luxembourg Notes Sarl, 5.50% Sr. Sec. Nts., 3/1/28[1]		2,125,000	1,933,750

Life Sciences Tools & Services—0.0%
West Street Merger Sub, Inc., 6.375% Sr. Unsec. Nts., 9/1/25[1]		1,100,000	979,000

Pharmaceuticals—1.1%
Bausch Health Cos., Inc.:
5.50% Sr. Unsec. Nts., 3/1/23[1]		890,000	814,742
5.50% Sr. Sec. Nts., 11/1/25[1]		2,480,000	2,321,900
5.875% Sr. Unsec. Nts., 5/15/23[1]		2,735,000	2,540,131
6.125% Sr. Unsec. Nts., 4/15/25[1]		3,600,000	3,150,000
7.00% Sr. Sec. Nts., 3/15/24[1]		1,685,000	1,706,062
9.00% Sr. Unsec. Nts., 12/15/25[1]		3,170,000	3,166,038
Endo Dac/Endo Finance LLC/Endo Finco, Inc.:
5.875% Sr. Sec. Nts., 10/15/24[1]		710,000	674,500
6.00% Sr. Unsec. Nts., 7/15/23[1]		3,430,000	2,632,525
6.00% Sr. Unsec. Nts., 2/1/25[1]		1,330,000	960,925
Endo Finance LLC/Endo Finco, Inc.:
5.375% Sr. Unsec. Nts., 1/15/23[1]		4,610,000	3,526,650
7.25% Sr. Unsec. Nts., 1/15/22[1]		710,000	617,700
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.875% Sr. Unsec. Nts., 4/15/20[1]		2,005,000	1,944,850
5.50% Sr. Unsec. Nts., 4/15/25[1]		3,345,000	2,324,775
5.625% Sr. Unsec. Nts., 10/15/23[1]		690,000	527,850
5.75% Sr. Unsec. Nts., 8/1/22[1]		2,810,000	2,430,650
Prestige Brands, Inc., 6.375% Sr. Unsec. Nts., 3/1/24[1]		845,000	819,650
Teva Pharmaceutical Finance Co. BV, 3.65% Sr. Unsec. Nts., 11/10/21		970,000	919,609
Teva Pharmaceutical Finance Netherlands II BV, 0.375% Sr. Unsec. Nts., 7/25/20[10]	EUR	3,540,000	3,963,840

33      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Pharmaceuticals (Continued)
Teva Pharmaceutical Finance Netherlands III BV:
1.70% Sr. Unsec. Nts., 7/19/19	$245,000	$241,812
3.15% Sr. Unsec. Nts., 10/1/26	700,000	535,400
6.00% Sr. Unsec. Nts., 4/15/24	2,055,000	1,984,409
Valeant Pharmaceuticals International, 8.50% Sr. Unsec. Nts., 1/31/27[1]	2,100,000	2,042,250
		39,846,268

Industrials—3.5%
Aerospace & Defense—0.6%
Arconic, Inc., 5.125% Sr. Unsec. Nts., 10/1/24	1,420,000	1,374,737
Bombardier, Inc.:
6.00% Sr. Unsec. Nts., 10/15/22[1]	985,000	928,362
7.50% Sr. Unsec. Nts., 12/1/24[1]	2,760,000	2,608,200
7.50% Sr. Unsec. Nts., 3/15/25[1]	2,130,000	2,015,512
8.75% Sr. Unsec. Nts., 12/1/21[1]	2,810,000	2,904,838
DAE Funding LLC:
4.50% Sr. Unsec. Nts., 8/1/22[1]	1,360,000	1,309,000
5.00% Sr. Unsec. Nts., 8/1/24[1]	710,000	688,700
Kratos Defense & Security Solutions, Inc., 6.50% Sr. Sec. Nts., 11/30/25[1]	1,065,000	1,084,969
TransDigm, Inc.:
6.375% Sr. Sub. Nts., 6/15/26	1,590,000	1,484,663
6.50% Sr. Sub. Nts., 7/15/24	1,420,000	1,386,275
Triumph Group, Inc.:
5.25% Sr. Unsec. Nts., 6/1/22	1,995,000	1,745,625
7.75% Sr. Unsec. Nts., 8/15/25	5,980,000	5,292,300
		22,823,181

Airlines—0.2%
American Airlines Group, Inc., 4.625% Sr. Unsec. Nts., 3/1/20[1]	1,635,000	1,632,956
Controladora Mabe SA de CV, 5.60% Sr. Unsec. Nts., 10/23/28[1]	2,000,000	1,882,000
Gol Finance, Inc., 7.00% Sr. Unsec. Nts., 1/31/25[1]	1,240,000	1,105,150
United Continental Holdings, Inc., 4.25% Sr. Unsec. Nts., 10/1/22	2,135,000	2,062,944
		6,683,050

Building Products—0.1%
JELD-WEN, Inc.:
4.625% Sr. Unsec. Nts., 12/15/25[1]	325,000	285,187
4.875% Sr. Unsec. Nts., 12/15/27[1]	315,000	266,963
Standard Industries, Inc., 5.375% Sr. Unsec. Nts., 11/15/24[1]	2,300,000	2,167,750
		2,719,900

Commercial Services & Supplies—0.6%
ACCO Brands Corp., 5.25% Sr. Unsec. Nts., 12/15/24[1]	2,035,000	1,826,412
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22[3,13]	2,530,536	1,926,371
ARD Finance SA, 7.125% Sr. Sec. Nts., 9/15/23[13]	1,950,000	1,759,875

34      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Commercial Services & Supplies (Continued)
Brink’s Co. (The), 4.625% Sr. Unsec. Nts., 10/15/27[1]	$2,210,000	$2,022,658
Clean Harbors, Inc., 5.125% Sr. Unsec. Nts., 6/1/21	2,095,000	2,095,000
Covanta Holding Corp.:
5.875% Sr. Unsec. Nts., 3/1/24	1,780,000	1,677,650
5.875% Sr. Unsec. Nts., 7/1/25	665,000	614,294
6.00% Sr. Unsec. Nts., 1/1/27	1,380,000	1,242,000
GFL Environmental, Inc., 5.625% Sr. Unsec. Nts., 5/1/22[1]	1,965,000	1,822,538
Hulk Finance Corp., 7.00% Sr. Unsec. Nts., 6/1/26[1]	2,100,000	1,837,500
RR Donnelley & Sons Co., 7.875% Sr. Unsec. Nts., 3/15/21	939,000	943,695
TMS International Corp., 7.25% Sr. Unsec. Nts., 8/15/25[1]	710,000	665,625
Waste Pro USA, Inc., 5.50% Sr. Unsec. Nts., 2/15/26[1]	325,000	300,625
West Corp.:
5.375% Sr. Unsec. Nts., 7/15/22[1]	1,815,000	1,731,056
8.50% Sr. Unsec. Nts., 10/15/25[1]	1,780,000	1,415,100
		21,880,399

Construction & Engineering—0.1%
AECOM, 5.125% Sr. Unsec. Nts., 3/15/27	1,420,000	1,221,200
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[1]	1,255,000	1,317,750
New Enterprise Stone & Lime Co., Inc., 6.25% Sr. Sec. Nts., 3/15/26[1]	700,000	638,750
Tutor Perini Corp., 6.875% Sr. Unsec. Nts., 5/1/25[1]	1,435,000	1,338,137
		4,515,837

Electrical Equipment—0.2%
Sensata Technologies BV, 5.625% Sr. Unsec. Nts., 11/1/24[1]	2,765,000	2,733,894
Vertiv Group Corp., 9.25% Sr. Unsec. Nts., 10/15/24[1]	1,675,000	1,549,375
Vertiv Intermediate Holding Corp., 12.00% Sr. Unsec. Nts., 2/15/22[1,13]	1,385,000	1,279,394
		5,562,663

Industrial Conglomerates—0.3%
Citgo Holding, Inc., 10.75% Sr. Sec. Nts., 2/15/20[1]	1,485,000	1,518,412
General Electric Co., 5.00% [US0003M+333] Jr. Sub. Perpetual Bonds[2,14]	6,231,000	4,774,504
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 5.875% Sr. Unsec. Nts., 2/1/22	900,000	885,375
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[1]	1,175,000	1,031,250
Wind Tre SpA, 5.00% Sr. Sec. Nts., 1/20/26	1,635,000	1,355,023
		9,564,564

Machinery—0.4%
Allison Transmission, Inc.:
4.75% Sr. Unsec. Nts., 10/1/27[1]	715,000	639,925
5.00% Sr. Unsec. Nts., 10/1/24[1]	1,455,000	1,402,256
Amsted Industries, Inc., 5.00% Sr. Unsec. Nts., 3/15/22[1]	2,330,000	2,277,575
EnPro Industries, Inc., 5.75% Sr. Unsec. Nts., 10/15/26[1]	690,000	667,575

35      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Machinery (Continued)
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 6.75% Sr. Unsec. Nts., 2/1/24		$1,385,000	$1,376,344
Meritor, Inc., 6.25% Sr. Unsec. Nts., 2/15/24		385,000	369,600
Navistar International Corp., 6.625% Sr. Unsec. Nts., 11/1/25[1]		2,105,000	2,041,850
Stevens Holding Co., Inc., 6.125% Sr. Unsec. Nts., 10/1/26[1]		1,380,000	1,366,200
Terex Corp., 5.625% Sr. Unsec. Nts., 2/1/25[1]		1,430,000	1,333,475
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23[3]		2,260,000	2,034,000
Wabash National Corp., 5.50% Sr. Unsec. Nts., 10/1/25[1]		710,000	611,487
			14,120,287

Professional Services—0.1%
Brand Industrial Services, Inc., 8.50% Sr. Unsec. Nts., 7/15/25[1]		2,135,000	1,830,763
IHS Markit Ltd., 4.00% Sr. Unsec. Nts., 3/1/26[1]		710,000	662,075
			2,492,838

Road & Rail—0.2%
Algeco Global Finance plc, 8.00% Sr. Sec. Nts., 2/15/23[1]		705,000	660,937
Avis Budget Car Rental LLC/Avis Budget Finance, Inc., 5.25% Sr. Unsec. Nts., 3/15/25[1]		1,335,000	1,159,781
DAE Funding LLC, 4.00% Sr. Unsec. Nts., 8/1/20[1]		710,000	694,025
Hertz Corp. (The):
5.50% Sr. Unsec. Nts., 10/15/24[1]		1,030,000	757,050
5.875% Sr. Unsec. Nts., 10/15/20		1,585,000	1,543,394
7.375% Sr. Unsec. Nts., 1/15/21		710,000	693,138
7.625% Sec. Nts., 6/1/22[1]		1,370,000	1,294,650
			6,802,975

Trading Companies & Distributors—0.5%
American Builders & Contractors Supply Co., Inc., 5.75% Sr. Unsec. Nts., 12/15/23[1]		680,000	674,900
Fly Leasing Ltd., 5.25% Sr. Unsec. Nts., 10/15/24		1,425,000	1,293,187
H&E Equipment Services, Inc., 5.625% Sr. Unsec. Nts., 9/1/25		2,130,000	1,962,263
Herc Rentals, Inc., 7.50% Sec. Nts., 6/1/22[1]		1,236,000	1,297,800
ILFC E-Capital Trust I, 4.55% [30YR CMT+155] Jr. Sub. Nts., 12/21/65[1,2]		3,473,000	2,708,940
National Bank for Agriculture & Rural Development, 8.39% Sr. Unsec. Nts., 7/19/21	INR	145,000,000	2,096,588
Standard Industries, Inc., 6.00% Sr. Unsec. Nts., 10/15/25[1]		1,880,000	1,810,158
United Rentals North America, Inc.:
4.625% Sr. Unsec. Nts., 10/15/25		710,000	635,450
4.875% Sr. Unsec. Nts., 1/15/28		1,753,000	1,542,640
5.875% Sr. Unsec. Nts., 9/15/26		3,150,000	2,980,688
6.50% Sr. Unsec. Nts., 12/15/26		1,380,000	1,362,750
			18,365,364

Transportation Infrastructure—0.2%
Aeropuerto Internacional de Tocumen SA, 6.00% Sr. Sec. Nts., 11/18/48[1]		1,025,000	1,021,105
DP World Ltd., 5.625% Sr. Unsec. Nts., 9/25/48[1]		2,450,000	2,312,800

36      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Transportation Infrastructure (Continued)
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[1]		$2,430,000	$2,007,644
Jasa Marga Persero Tbk PT, 7.50% Sr. Unsec. Nts., 12/11/20[1]	IDR	24,180,000,000	1,585,512
			6,927,061

Information Technology—1.5%
Communications Equipment—0.2%
CommScope Technologies LLC, 6.00% Sr. Unsec. Nts., 6/15/25[1]		1,545,000	1,413,675
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[3]		1,175,000	1,197,912
Infor US, Inc., 6.50% Sr. Unsec. Nts., 5/15/22		2,415,000	2,344,724
Plantronics, Inc., 5.50% Sr. Unsec. Nts., 5/31/23[1]		1,100,000	1,025,750
Riverbed Technology, Inc., 8.875% Sr. Unsec. Nts., 3/1/23[1]		875,000	649,688
ViaSat, Inc., 5.625% Sr. Unsec. Nts., 9/15/25[1]		710,000	656,750
			7,288,499

Electronic Equipment, Instruments, & Components—0.1%
APX Group, Inc., 7.875% Sr. Sec. Nts., 12/1/22		700,000	665,000
CDW LLC/CDW Finance Corp., 5.00% Sr. Unsec. Nts., 9/1/23		1,120,000	1,106,000
TTM Technologies, Inc., 5.625% Sr. Unsec. Nts., 10/1/25[1]		2,135,000	1,990,887
			3,761,887

Internet Software & Services—0.1%
Rackspace Hosting, Inc., 8.625% Sr. Unsec. Nts., 11/15/24[1]		2,990,000	2,339,675

IT Services—0.5%
Alliance Data Systems Corp., 5.375% Sr. Unsec. Nts., 8/1/22[1]		700,000	685,125
Booz Allen Hamilton, Inc., 5.125% Sr. Unsec. Nts., 5/1/25[1]		695,000	663,725
Everi Payments, Inc., 7.50% Sr. Unsec. Nts., 12/15/25[1]		2,835,000	2,689,706
Exela Intermediate LLC/Exela Finance, Inc., 10.00% Sr. Sec. Nts., 7/15/23[1]		1,860,000	1,783,275
First Data Corp.:
5.00% Sr. Sec. Nts., 1/15/24[1]		1,215,000	1,173,994
5.75% Sec. Nts., 1/15/24[1]		2,245,000	2,200,863
Gartner, Inc., 5.125% Sr. Unsec. Nts., 4/1/25[1]		2,160,000	2,106,410
GTT Communications, Inc., 7.875% Sr. Unsec. Nts., 12/31/24[1]		350,000	304,500
Harland Clarke Holdings Corp., 6.875% Sr. Sec. Nts., 3/1/20[1]		2,130,000	2,082,075
Sabre GLBL, Inc., 5.25% Sr. Sec. Nts., 11/15/23[1]		2,065,000	2,049,513
VeriSign, Inc., 4.75% Sr. Unsec. Nts., 7/15/27		1,115,000	1,049,828
			16,789,014

Semiconductors & Semiconductor Equipment—0.1%
NXP BV/NXP Funding LLC, 4.625% Sr. Unsec. Nts., 6/1/23[1]		3,235,000	3,178,387
Qorvo, Inc., 5.50% Sr. Unsec. Nts., 7/15/26[1]		1,400,000	1,340,500
Versum Materials, Inc., 5.50% Sr. Unsec. Nts., 9/30/24[1]		725,000	719,563
			5,238,450

37      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Software—0.4%
Dell International LLC/EMC Corp.:
5.875% Sr. Unsec. Nts., 6/15/21[1]	$520,000	$520,720
7.125% Sr. Unsec. Nts., 6/15/24[1]	1,890,000	1,924,530
Informatica LLC, 7.125% Sr. Unsec. Nts., 7/15/23[1]	1,475,000	1,443,863
j2 Cloud Services LLC/j2 Global Co.-Obligor, Inc., 6.00% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,099,875
Symantec Corp., 5.00% Sr. Unsec. Nts., 4/15/25[1]	1,385,000	1,295,753
TIBCO Software, Inc., 11.375% Sr. Unsec. Nts., 12/1/21[1]	1,625,000	1,706,250
Uber Technologies, Inc.:
7.50% Sr. Unsec. Nts., 11/1/23[1]	690,000	669,300
8.00% Sr. Unsec. Nts., 11/1/26[1]	690,000	667,575
Veritas US, Inc./Veritas Bermuda Ltd., 7.50% Sr. Sec. Nts., 2/1/23[1]	2,550,000	2,091,000
		12,418,866

Technology Hardware, Storage & Peripherals—0.1%
Banff Merger Sub, Inc., 9.75% Sr. Unsec. Nts., 9/1/26[1]	2,080,000	1,908,400
Harland Clarke Holdings Corp., 8.375% Sr. Sec. Nts., 8/15/22[1]	2,505,000	2,295,206
NCR Corp., 6.375% Sr. Unsec. Nts., 12/15/23	1,235,000	1,200,062
		5,403,668

Materials—3.4%
Chemicals—1.1%
Ashland LLC:
4.75% Sr. Unsec. Nts., 8/15/22	690,000	682,237
6.875% Sr. Unsec. Nts., 5/15/43	685,000	678,150
Avantor, Inc.:
6.00% Sr. Sec. Nts., 10/1/24[1]	1,050,000	1,034,250
9.00% Sr. Unsec. Nts., 10/1/25[1]	2,090,000	2,095,225
Blue Cube Spinco LLC, 9.75% Sr. Unsec. Nts., 10/15/23	690,000	760,725
Celanese US Holdings LLC, 5.875% Sr. Unsec. Nts., 6/15/21	3,115,000	3,276,203
CF Industries, Inc.:
3.40% Sr. Sec. Nts., 12/1/21[1]	3,540,000	3,473,255
5.15% Sr. Unsec. Nts., 3/15/34	640,000	540,800
Chemours Co. (The), 6.625% Sr. Unsec. Nts., 5/15/23	631,000	639,676
Consolidated Energy Finance SA, 6.50% Sr. Unsec. Nts., 5/15/26[1]	700,000	673,750
CVR Partners LP/CVR Nitrogen Finance Corp., 9.25% Sec. Nts., 6/15/23[1]	500,000	521,875
Hexion, Inc.:
6.625% Sr. Sec. Nts., 4/15/20	5,065,000	4,052,000
10.375% Sr. Sec. Nts., 2/1/22[1]	635,000	509,587
Huntsman International LLC, 4.875% Sr. Unsec. Nts., 11/15/20	690,000	695,175
Koppers, Inc., 6.00% Sr. Unsec. Nts., 2/15/25[1]	1,445,000	1,278,825
Kraton Polymers LLC/Kraton Polymers Capital Corp., 7.00% Sr. Unsec. Nts., 4/15/25[1]	720,000	666,000
LSB Industries, Inc., 9.625% Sr. Sec. Nts., 5/1/23[1]	350,000	357,000

38      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Chemicals (Continued)
NOVA Chemicals Corp.:
4.875% Sr. Unsec. Nts., 6/1/24[1]		$715,000	$647,969
5.25% Sr. Unsec. Nts., 8/1/23[1]		635,000	602,456
Olin Corp.:
5.00% Sr. Unsec. Nts., 2/1/30		630,000	554,400
5.125% Sr. Unsec. Nts., 9/15/27		675,000	624,375
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[1]		2,015,000	1,841,502
Platform Specialty Products Corp.:
5.875% Sr. Unsec. Nts., 12/1/25[1]		755,000	709,700
6.50% Sr. Unsec. Nts., 2/1/22[1]		485,000	486,819
PQ Corp.:
5.75% Sr. Unsec. Nts., 12/15/25[1]		710,000	660,300
6.75% Sr. Sec. Nts., 11/15/22[1]		690,000	714,150
Rain CII Carbon LLC/CII Carbon Corp., 7.25% Sec. Nts., 4/1/25[1]		2,250,000	2,047,500
Starfruit Finco BV/Starfruit US Holdco LLC:
6.50% Sr. Unsec. Nts., 10/1/26[1]	EUR	3,545,000	3,769,454
8.00% Sr. Unsec. Nts., 10/1/26[1]		1,035,000	959,963
Tronox Finance plc, 5.75% Sr. Unsec. Nts., 10/1/25[1]		1,420,000	1,155,525
Venator Finance Sarl/Venator Materials LLC, 5.75% Sr. Unsec. Nts., 7/15/25[1]		2,140,000	1,722,700
			38,431,546

Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[1]		5,150,000	4,293,812
James Hardie International Finance DAC, 4.75% Sr. Unsec. Nts., 1/15/25[1]		360,000	328,950
Summit Materials LLC/Summit Materials Finance Corp., 5.125% Sr. Unsec. Nts., 6/1/25[1]		715,000	652,438
US Concrete, Inc., 6.375% Sr. Unsec. Nts., 6/1/24		1,820,000	1,683,500
			6,958,700

Containers & Packaging—0.7%
ARD Securities Finance Sarl, 8.75% Sr. Sec. Nts., 1/31/23[1,13]		2,211,643	1,879,897
Ball Corp., 4.375% Sr. Unsec. Nts., 12/15/20		3,540,000	3,562,125
BWAY Holding Co., 7.25% Sr. Unsec. Nts., 4/15/25[1]		1,395,000	1,257,244
Crown Americas LLC/Crown Americas Capital Corp. IV, 4.50% Sr. Unsec. Nts., 1/15/23		1,325,000	1,296,844
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75% Sr. Unsec. Nts., 2/1/26[1]		705,000	670,631
Flex Acquisition Co., Inc., 7.875% Sr. Unsec. Nts., 7/15/26[1]		1,400,000	1,263,500
Graphic Packaging International LLC, 4.75% Sr. Unsec. Nts., 4/15/21		1,870,000	1,872,337
Intertape Polymer Group, Inc., 7.00% Sr. Unsec. Nts., 10/15/26[1]		1,380,000	1,366,200
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[1]		875,000	796,250
OI European Group BV, 4.00% Sr. Unsec. Nts., 3/15/23[1]		1,420,000	1,331,250

39      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Containers & Packaging (Continued)
Owens-Brockway Glass Container, Inc., 5.00% Sr. Unsec. Nts., 1/15/22[1]	$1,360,000	$1,351,500
Plastipak Holdings, Inc., 6.25% Sr. Unsec. Nts., 10/15/25[1]	2,135,000	1,900,150
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer Luxembourg SA:
5.125% Sr. Sec. Nts., 7/15/23[1]	1,885,000	1,797,819
7.00% Sr. Unsec. Nts., 7/15/24[1]	2,515,000	2,400,253
Sealed Air Corp.:
4.875% Sr. Unsec. Nts., 12/1/22[1]	1,615,000	1,604,906
6.875% Sr. Unsec. Nts., 7/15/33[1]	705,000	706,762
		25,057,668

Metals & Mining—1.3%
AK Steel Corp.:
6.375% Sr. Unsec. Nts., 10/15/25	2,305,000	1,786,375
7.00% Sr. Unsec. Nts., 3/15/27	965,000	757,525
Alcoa Nederland Holding BV:
6.125% Sr. Unsec. Nts., 5/15/28[1]	1,290,000	1,238,400
6.75% Sr. Unsec. Nts., 9/30/24[1]	710,000	724,200
7.00% Sr. Unsec. Nts., 9/30/26[1]	690,000	707,250
Aleris International, Inc., 10.75% Sec. Nts., 7/15/23[1]	700,000	717,010
Allegheny Technologies, Inc., 7.875% Sr. Unsec. Nts., 8/15/23	1,425,000	1,458,844
ArcelorMittal:
6.75% Sr. Unsec. Nts., 3/1/41	680,000	717,580
7.00% Sr. Unsec. Nts., 10/15/39	345,000	364,540
Coeur Mining, Inc., 5.875% Sr. Unsec. Nts., 6/1/24	2,145,000	1,895,644
Constellium NV, 6.625% Sr. Unsec. Nts., 3/1/25[1]	1,445,000	1,343,850
Eldorado Gold Corp., 6.125% Sr. Unsec. Nts., 12/15/20[1]	1,370,000	1,250,125
Ferroglobe plc/Globe Specialty Metals, Inc., 9.375% Sr. Unsec. Nts., 3/1/22[1]	1,685,000	1,390,125
First Quantum Minerals Ltd.:
6.50% Sr. Unsec. Nts., 3/1/24[1]	700,000	583,625
6.875% Sr. Unsec. Nts., 3/1/26[1]	700,000	564,375
7.00% Sr. Unsec. Nts., 2/15/21[1]	690,000	663,694
7.25% Sr. Unsec. Nts., 4/1/23[1]	2,160,000	1,908,900
Freeport-McMoRan, Inc.:
3.10% Sr. Unsec. Nts., 3/15/20	630,000	617,400
4.00% Sr. Unsec. Nts., 11/14/21	3,540,000	3,455,925
4.55% Sr. Unsec. Nts., 11/14/24	1,420,000	1,315,275
5.40% Sr. Unsec. Nts., 11/14/34	765,000	606,262
5.45% Sr. Unsec. Nts., 3/15/43	620,000	475,075
Hudbay Minerals, Inc., 7.625% Sr. Unsec. Nts., 1/15/25[1]	2,080,000	2,043,600
Indonesia Asahan Aluminium Persero PT:
6.53% Sr. Unsec. Nts., 11/15/28[1]	765,000	804,304
6.757% Sr. Unsec. Nts., 11/15/48[1]	615,000	631,932
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19[10]	2,370,000	2,365,556
Kinross Gold Corp., 4.50% Sr. Unsec. Nts., 7/15/27	1,010,000	874,913
Metinvest BV, 7.75% Sr. Unsec. Nts., 4/23/23[1]	1,150,000	1,050,472
Mountain Province Diamonds, Inc., 8.00% Sec. Nts., 12/15/22[1]	635,000	639,286

40      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Principal Amount	Value
Metals & Mining (Continued)
Northwest Acquisitions ULC/Dominion Finco, Inc., 7.125% Sec. Nts., 11/1/22[1]	$1,725,000	$1,709,527
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35	2,295,000	2,690,888
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.50% Sr. Unsec. Nts., 6/15/25[1]	890,000	845,500
Teck Resources Ltd., 5.20% Sr. Unsec. Nts., 3/1/42	1,655,000	1,398,475
United States Steel Corp.:
6.25% Sr. Unsec. Nts., 3/15/26	345,000	303,169
6.875% Sr. Unsec. Nts., 8/15/25	2,080,000	1,913,600
Zekelman Industries, Inc., 9.875% Sr. Sec. Nts., 6/15/23[1]	700,000	740,250
		42,553,471

Paper & Forest Products—0.1%
Clearwater Paper Corp., 5.375% Sr. Unsec. Nts., 2/1/25[1]	730,000	662,475
Louisiana-Pacific Corp., 4.875% Sr. Unsec. Nts., 9/15/24	440,000	425,700
Mercer International, Inc.:
5.50% Sr. Unsec. Nts., 1/15/26	655,000	589,500
6.50% Sr. Unsec. Nts., 2/1/24	315,000	309,488
Suzano Austria GmbH, 7.00% Sr. Unsec. Nts., 3/16/47[1]	2,050,000	2,108,425
		4,095,588

Telecommunication Services—2.7%
Diversified Telecommunication Services—1.4%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[1]	2,440,000	2,323,466
CenturyLink, Inc.:
5.625% Sr. Unsec. Nts., 4/1/25	2,150,000	1,897,375
Series Q, 6.15% Sr. Unsec. Nts., 9/15/19	635,000	644,702
Series S, 6.45% Sr. Unsec. Nts., 6/15/21	1,285,000	1,286,606
Series Y, 7.50% Sr. Unsec. Nts., 4/1/24	1,815,000	1,756,012
Cincinnati Bell, Inc., 8.00% Sr. Unsec. Nts., 10/15/25[1]	710,000	589,300
Eldorado Resorts, Inc., 6.00% Sr. Unsec. Nts., 9/15/26[1]	1,040,000	985,400
Frontier Communications Corp.:
8.50% Sec. Nts., 4/1/26[1]	2,800,000	2,457,000
8.75% Sr. Unsec. Nts., 4/15/22	1,565,000	997,687
10.50% Sr. Unsec. Nts., 9/15/22	3,140,000	2,198,000
GCI LLC, 6.75% Sr. Unsec. Nts., 6/1/21	350,000	351,673
Intelsat Connect Finance SA, 9.50% Sr. Unsec. Nts., 2/15/23[1]	1,045,000	903,925
Intelsat Jackson Holdings SA:
5.50% Sr. Unsec. Nts., 8/1/23	475,000	415,625
8.00% Sr. Sec. Nts., 2/15/24[1]	1,335,000	1,378,387
8.50% Sr. Unsec. Nts., 10/15/24[1]	1,390,000	1,355,250
9.75% Sr. Unsec. Nts., 7/15/25[1]	2,140,000	2,156,692
Intelsat Luxembourg SA, 7.75% Sr. Unsec. Nts., 6/1/21	1,385,000	1,267,275
Level 3 Financing, Inc., 5.25% Sr. Unsec. Nts., 3/15/26	3,490,000	3,202,075
Oi SA, 10.00% Sr. Unsec. Nts., 7/27/25[13]	6,060,000	6,022,186
Qwest Capital Funding, Inc., 7.75% Sr. Unsec. Nts., 2/15/31	720,000	590,400
Qwest Corp., 6.875% Sr. Unsec. Nts., 9/15/33	2,155,000	1,931,867
T-Mobile USA, Inc.:
4.00% Sr. Unsec. Nts., 4/15/22	1,865,000	1,823,038

41      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Diversified Telecommunication Services (Continued)
T-Mobile USA, Inc.: (Continued)
4.50% Sr. Unsec. Nts., 2/1/26		$625,000	$575,781
4.75% Sr. Unsec. Nts., 2/1/28		650,000	590,688
5.125% Sr. Unsec. Nts., 4/15/25		1,865,000	1,818,375
5.375% Sr. Unsec. Nts., 4/15/27		1,080,000	1,046,250
6.00% Sr. Unsec. Nts., 4/15/24		1,450,000	1,453,625
Windstream Services LLC / Windstream Finance Corp., 9.00% Sec. Nts., 6/30/25		640,000	436,800
Windstream Services LLC/Windstream Finance Corp., 8.625% Sr. Sec. Nts., 10/31/25		2,039,000	1,824,905
Zayo Group LLC/Zayo Capital, Inc.:
5.75% Sr. Unsec. Nts., 1/15/27[1]		715,000	639,925
6.00% Sr. Unsec. Nts., 4/1/23		1,910,000	1,816,888
			46,737,178

Wireless Telecommunication Services—1.3%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[1]		1,430,000	1,326,682
Empresa Nacional del Petroleo, 5.25% Sr. Unsec. Nts., 11/6/29[1]		2,015,000	2,053,576
Fortress Transportation & Infrastructure Investors LLC, 6.50% Sr. Unsec. Nts., 10/1/25[1]		2,080,000	1,950,000
Gogo Intermediate Holdings LLC/Gogo Finance Co., Inc., 12.50% Sr. Sec. Nts., 7/1/22[1]		350,000	375,578
GTH Finance BV, 7.25% Sr. Unsec. Nts., 4/26/23[1]		2,260,000	2,321,890
Springleaf Finance Corp.:
5.625% Sr. Unsec. Nts., 3/15/23		2,125,000	1,965,625
6.125% Sr. Unsec. Nts., 5/15/22		2,150,000	2,095,627
6.875% Sr. Unsec. Nts., 3/15/25		1,390,000	1,247,525
7.125% Sr. Unsec. Nts., 3/15/26		2,080,000	1,860,300
8.25% Sr. Unsec. Nts., 12/15/20		1,465,000	1,519,938
Sprint Capital Corp., 6.875% Sr. Unsec. Nts., 11/15/28		2,805,479	2,658,191
Sprint Communications, Inc.:
6.00% Sr. Unsec. Nts., 11/15/22		4,856,000	4,777,478
7.00% Sr. Unsec. Nts., 3/1/20[1]		2,100,000	2,157,750
Sprint Corp.:
7.125% Sr. Unsec. Nts., 6/15/24		6,085,000	6,045,813
7.625% Sr. Unsec. Nts., 3/1/26		2,100,000	2,079,000
7.875% Sr. Unsec. Nts., 9/15/23		5,445,000	5,601,544
Telefonica Europe BV, 5.875% [EUSA10+430.1] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	3,590,000	4,390,113
Trilogy International Partners LLC/Trilogy International Finance, Inc., 8.875% Sr. Sec. Nts., 5/1/22[1]		1,760,000	1,707,200
			46,133,830

Utilities—1.6%
Electric Utilities—0.5%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[1]		1,145,000	956,075
Eskom Holdings SOC Ltd.:
5.75% Sr. Unsec. Nts., 1/26/21[1]		2,520,000	2,381,939

42      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Principal Amount	Value
Electric Utilities (Continued)
Eskom Holdings SOC Ltd.: (Continued)
6.75% Sr. Unsec. Nts., 8/6/23[1]		$5,875,000	$5,374,626
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[1]		2,145,000	1,994,872
Light Servicos de Eletricidade SA/Light Energia SA, 7.25% Sr. Unsec. Nts., 5/3/23[1]		2,460,000	2,358,550
NextEra Energy Capital Holdings, Inc., 4.80% [US0003M+240.9] Jr. Sub. Nts., 12/1/77[2]		1,703,000	1,440,644
NextEra Energy Operating Partners LP, 4.50% Sr. Unsec. Nts., 9/15/27[1]		360,000	321,750
PPL Capital Funding, Inc., 5.468% [US0003M+266.5] Jr. Sub. Nts., 3/30/67[2]		937,000	815,190
			15,643,646

Gas Utilities—0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., 5.50% Sr. Unsec. Nts., 5/20/25		1,400,000	1,288,000
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., 8.625% Sr. Unsec. Nts., 6/15/20		210,000	150,937
Naturgy Finance BV, 4.125% [EUSA8+335.3] Jr. Sub. Perpetual Bonds[2,10,14]	EUR	3,590,000	4,213,898
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.875% Sr. Unsec. Nts., 3/1/27		1,800,000	1,602,000
Superior Plus LP/Superior General Partner, Inc., 7.00% Sr. Unsec. Nts., 7/15/26[1]		700,000	679,000
			7,933,835

Independent Power and Renewable Electricity Producers—0.4%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[1]		1,230,000	1,248,450
AES Corp.:
4.00% Sr. Unsec. Nts., 3/15/21		700,000	689,500
6.00% Sr. Unsec. Nts., 5/15/26		1,220,000	1,244,400
Calpine Corp.:
5.25% Sr. Sec. Nts., 6/1/26[1]		2,575,000	2,359,344
5.75% Sr. Unsec. Nts., 1/15/25		2,075,000	1,903,812
5.875% Sr. Sec. Nts., 1/15/24[1]		705,000	692,662
Clearway Energy Operating LLC, 5.75% Sr. Unsec. Nts., 10/15/25[1]		690,000	661,538
Drax Finco plc, 6.625% Sr. Sec. Nts., 11/1/25[1]		700,000	689,500
NRG Energy, Inc.:
6.625% Sr. Unsec. Nts., 1/15/27		1,780,000	1,800,025
7.25% Sr. Unsec. Nts., 5/15/26		1,425,000	1,489,125
Talen Energy Supply LLC, 4.60% Sr. Unsec. Nts., 12/15/21		20,000	18,100
Vistra Operations Co. LLC, 5.50% Sr. Unsec. Nts., 9/1/26[1]		695,000	671,544
			13,468,000

Multi-Utilities—0.5%
AssuredPartners, Inc., 7.00% Sr. Unsec. Nts., 8/15/25[1]		893,000	809,308

43      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Principal Amount	Value
Multi-Utilities (Continued)
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp., 6.25% Sr. Unsec. Nts., 4/1/23	$455,000	$440,212
Eskom Holdings SOC Ltd., 6.35% Sr. Unsec. Nts., 8/10/28[1]	14,220,000	13,735,610
NGPL PipeCo LLC:
4.875% Sr. Unsec. Nts., 8/15/27[1]	1,070,000	1,012,488
7.768% Sr. Unsec. Nts., 12/15/37[1]	530,000	606,850
Rockpoint Gas Storage Canada Ltd., 7.00% Sr. Sec. Nts., 3/31/23[1]	940,000	888,300
WEC Energy Group, Inc., 4.729% [US0003M+211.25] Jr. Sub. Nts., 5/15/67[2]	23,000	18,881
		17,511,649
Total Corporate Bonds and Notes (Cost $1,622,608,433)		1,471,717,218

	Shares
Preferred Stocks—1.4%
American Homes 4 Rent, 6.35% Cum., Non-Vtg.	11,290	250,073
Citigroup Capital XIII, 7.75% Cum., Non-Vtg. [US0003M+637][2]	160,025	4,229,461
Digital Realty Trust, Inc., 6.625% Cum., Series C, Non-Vtg.	10,657	282,197
Digital Realty Trust, Inc., 7.375% Cum., Non-Vtg.	66,375	1,673,314
DTE Energy Co., 5.375% Jr. Sub., Non-Vtg.	63,125	1,437,356
eBay, Inc., 6.00% Cv.	66,625	1,697,605
Fifth Third Bancorp, 6.625% Non-Cum., Non-Vtg. [US0003M+371][2]	58,736	1,519,500
GMAC Capital Trust I, 7.20% Jr. Sub., Non-Vtg. [US0003M+578.5][2]	155,800	3,949,530
Goldman Sachs Group, Inc. (The), 6.30% Non-Cum., Series N, Non-Vtg.	128,525	3,259,394
Huntington Bancshares, Inc., 6.25% Non-Cum., Non-Vtg.	64,625	1,603,992
KeyCorp, 6.125% Non-Cum., Non-Vtg. [US0003M+389.2][2]	137,750	3,556,705
Morgan Stanley, 5.85% Non-Cum., Non-Vtg. [US0003M+349.1][2]	92,000	2,233,760
Morgan Stanley, 6.375% Non-Cum., Non-Vtg. [US0003M+370.8][2]	128,750	3,248,362
NiSource, Inc., 6.50%, Non-Vtg. [H15T5Y+363.2][2,17]	56,756	1,421,170
Northern Trust Corp., 5.85% Non-Cum., Non-Vtg.	34,075	845,401
PNC Financial Services Group, Inc. (The), 6.125% Non-Cum., Non-Vtg. [US0003M+406.7][2]	128,375	3,304,373
Prudential Financial, Inc., 5.75% Jr. Sub.	14,675	348,385
Public Storage, 5.20% Cum., Series X, Non-Vtg.	64,275	1,417,264
Qwest Corp., 7.00% Sr. Unsec.	45,780	947,188
Senior Housing Properties Trust, 5.625% Sr. Unsec.	37,850	764,192
Senior Housing Properties Trust, 6.25% Sr. Unsec., Non-Vtg.	16,613	377,115
Synovus Financial Corp., 6.30% Non-Cum., Series D, Non-Vtg. [US0003M+335.2][2]	61,789	1,485,408
US Bancorp, 6.50% Non-Cum., Non-Vtg. [US0003M+446.8][2]	150,150	3,975,972
Ventas Realty LP/Ventas Capital Corp., 5.45% Sr. Unsec.	69,550	1,683,110
Wells Fargo & Co., 6.625% Non-Cum Non-Vtg. [US0003M+369][2]	68,600	1,802,808
Total Preferred Stocks (Cost $50,678,494)		47,313,635

44      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

		Shares	Value
Common Stocks—0.2%
Advanz Pharma Corp.[17]		6,275	$119,852
Alcoa Corp.[17]		27,775	738,260
Arco Capital Corp. Ltd.[1,7,12,17]		2,494,716	—
Avaya Holdings Corp.[17]		29,794	433,801
Bausch Health Cos, Inc.[17]		11,977	221,215
Carrizo Oil & Gas, Inc.[17]		44,314	500,305
CyrusOne, Inc.		8,974	474,545
First Data Corp., Cl. A17		25,678	434,215
Herc Holdings, Inc.[17]		15,277	397,049
JSC Astana Finance, GDR[1,7,17]		1,681,847	—
Kinross Gold Corp.[17]		141,089	457,128
Newfield Exploration Co.[17]		19,649	288,054
Premier Holdings Ltd.[7,17]		1,088,661	—
Quicksilver Resources, Inc.[7,17]		12,760,000	—
Sabine Oil[7,17]		2,510	114,205
Targa Resources Corp.		7,125	256,643
United Rentals, Inc.[17]		4,505	461,898
United States Steel Corp.		35,885	654,542
Total Common Stocks (Cost $22,312,520)			5,551,712

		Units
Rights, Warrants and Certificates—0.0%
Affinion Group Wts., Strike Price $1, Exp. 11/10/22[7,17]		26,104	221,623
Sabine Oil Tranche 1 Wts., Strike Price $4.49, Exp. 8/11/26[7,17]		7,821	33,239
Sabine Oil Tranche 2 Wts., Strike Price $2.72, Exp. 8/11/26[7,17]		1,643	5,135
Total Rights, Warrants and Certificates (Cost $1,287,577)			259,997

		Principal Amount
Structured Securities—0.6%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003% Sr. Sec. Nts., 4/30/25[1,9]		2,337,006	2,076,326
3.054% Sr. Sec. Nts., 4/30/25[1,9]		2,977,705	2,645,559
3.098% Sr. Sec. Nts., 4/30/25[1,9]		2,570,771	2,284,016
3.131% Sr. Sec. Nts., 4/30/25[1,9]		2,297,945	2,041,622
3.179% Sr. Sec. Nts., 4/30/25[1,9]		2,861,128	2,541,985
3.230% Sr. Sec. Nts., 4/30/25[1,9]		3,265,544	2,901,291
3.265% Sr. Sec. Nts., 4/30/25[1,9]		2,608,787	2,317,791
3.346% Sr. Sec. Nts., 4/30/25[1,9]		2,452,148	2,178,625
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34[7]	RUB	84,902,310	248,040
Total Structured Securities (Cost $20,935,236)			19,235,255

Short-Term Notes—1.4%
Arab Republic of Egypt Treasury Bills:
16.013%, 3/5/19[9]	EGP	100,000,000	5,429,559
18.432%, 2/5/19[9]	EGP	238,000,000	13,132,059
Argentine Republic Treasury Bills:
0.00%, 3/29/19[9]	ARS	22,800,000	674,737
0.00%, 1/31/19[9]	ARS	924,200,000	28,155,461
Total Short-Term Notes (Cost $46,967,065)			47,391,816

45      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased—0.5%
						AUD

AUD Currency Call[17]	BOA	USD	0.748	3/1/19	AUD 200,000	64,500	$66,622
						BRL

BRL Currency Call[17]	JPM	BRL	3.200	4/25/19	BRL 482,560	112,000	28,448
						BRL

BRL Currency Put[17]	GSCO-OT	BRL	3.350	12/6/19	BRL 5,000	1,414	252,910
						BRL

BRL Currency Call[17]	GSCO-OT	BRL	3.734	2/14/19	BRL 373,400	132,150	189,777
						BRL

BRL Currency Call[17,20]	JPM	BRL	3.200	10/17/19	BRL 32,000	3,586	135,490
						BRL

BRL Currency Call[17]	JPM	BRL	3.354	9/25/19	BRL 5,150	1,400	194,048
						BRL

BRL Currency Call[17]	GSCO-OT	BRL	3.400	12/10/19	BRL 5,300	1,414	320,470
						BRL

BRL Currency Call[17]	JPM	BRL	3.150	5/20/19	BRL 5,000	1,076	21,434
						BRL

BRL Currency Call[17]	CITNA-B	BRL	3.200	4/25/19	BRL 512,000	112,000	28,448
						BRL

BRL Currency Call[17]	JPM	BRL	3.000	5/16/19	BRL 5,000	1,450	10,935
						BRL

BRL Currency Call[17]	GSCO-OT	BRL	3.150	5/20/19	BRL 5,000	1,076	21,434
						CAD

CAD Currency Call[17]	SCB	CAD	1.295	2/1/19	CAD 194,250	137,270	18,806
						CAD

CAD Currency Call[17]	SCB	CAD	1.298	1/18/19	CAD 129,750	23,270	2,211
						CLP

CLP Currency Call[17]	GSCO-OT	CLP	665.000	2/11/19	CLP 133,000,000	25,861,000	102,668
						CLP

CLP Currency Call[17]	CITNA-B	CLP	643.700	11/4/19	CLP 64,370,000	45,456,000	1,000,032
						CLP

CLP Currency Call[17]	CITNA-B	CLP	650.000	2/21/19	CLP 97,500,000	27,663,500	55,327
						EUR

EUR Currency Put[17]	BOA	SEK	9.250	4/29/20	EUR 10,000	7,200	1,724,471

46      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						EUR

EUR Currency Put[17]	JPM	JPY	126.400	1/25/19	EUR 200,000	49,000	$693,067
						IDR

IDR Currency Call[17]	SCB	IDR	15050.000	9/5/19	IDR 2,558,500,000	917,567,650	1,835,135
						INR

INR Currency Call[17]	GSCO-OT	INR	74.050	1/23/19	INR 7,405,000	1,295,875	1,089,831
						INR

INR Currency Call[17]	GSCO-OT	INR	68.400	10/21/19	INR 5,000	1,435	979,881
MXN Currency Call[17]	CITNA-B	MXN	18.578	8/15/19	MXN 1,393,328	MXN 325,110	177,185
						MXN

MXN Currency Call[17,21]	CITNA-B	MXN	18.000	10/23/19	MXN 5,500	1,750	213,297
MXN Currency Call[17]	GSCO-OT	MXN	19.500	10/29/19	MXN 3,900,000	MXN 918,000	1,151,172
NOK Currency Call[17]	BOA	NOK	8.424	3/8 /19	NOK 3,664,223	NOK 1,165,889	928,945
						NOK

NOK Currency Call[17]	JPM	NOK	8.240	2/4/19	NOK 2,529,680	715,460	65,822
						PLN

PLN Currency Call[17]	GSCO-OT	PLN	3.489	8/19/19	PLN 872,125	250,220	592,020
						RUB

RUB Currency Call[17]	JPM	RUB	59.500	6/7/19	RUB 14,875,000	4,267,800	106,695
						RUB

RUB Currency Call[17]	GSCO-OT	RUB	63.979	8/12/19	RUB 6,397,900	1,147,260	95,223
						SEK

SEK Currency Call[17]	GSCO-OT	SEK	8.882	2/4/19	SEK 2,398,140	847,827	1,353,980
						TRY

TRY Currency Put[17]	JPM	TRY	4.000	5/23/19	TRY 10,000	1,790	17,318
						TRY

TRY Currency Call[17]	GSCO-OT	TRY	6.000	10/16/19	TRY 600,000	210,000	2,263,170
						ZAR

ZAR Currency Call[17]	GSCO-OT	ZAR	13.597	8/15/19	ZAR 1,019,738	327,940	485,023

47      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter- party		Exercise Price	Expiration Date	Notional Amount (000’s)	Contracts (000’s)	Value
Over-the-Counter Options Purchased (Continued)
						ZAR
ZAR Currency Call[17]	GSCO-OT	ZAR	13.250	8/12/19	ZAR 1,325,000	237,596	$242,823

Total Over-the-Counter Options Purchased (Cost $21,517,552)							16,464,118

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—0.4%
Interest Rate Cap maturing 12/12/19 Put[17]	GSCOI	Receive	If USISDA02 is less than or equal to 2.905%, then the greater of: (INDEX minus 0.095%) * 10 Or Zero, Otherwise zero	9.500%	12/12/19	USD 70,760	1,444,919
Interest Rate Cap maturing 5/14/20 Put[17]	GSCOI	Receive	The greater of: 10 x (INDEX minus 0.6%) or Zero	60.000	5/14/20	USD 70,700	563,479
Interest Rate Floor maturing 11/8/22 Call[17]	JPM	Receive	MAX[(( 0.656%- 1y))* 10 * notional, 0] EUR- EURIBOR	0.656	11/8/22	EUR 88,400	4,879,877
Interest Rate Swap maturing 12/16/49 Call[17]	MSCO	Pay	Three- Month USD-LIBOR- BBA	2.262	12/12/19	USD 70,760	1,069,348
Interest Rate Swap maturing 12/16/49 Put[17]	MSCO	Receive	Three- Month USD-LIBOR- BBA	3.762	12/12/19	USD 70,760	445,740
Interest Rate Swap maturing 3/16/21 Put[17]	GSCO-OT	Receive	Three- Month USD-LIBOR- BBA	2.975	3/12/19	USD 353,800	95,530

48      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap maturing 5/13/21 Call[17]	BAC	Pay	Three-Month USD-LIBOR-BBA	3.045%	5/9/19	USD 581,245	$5,161,072
Interest Rate Swap maturing 8/19/20 Put[17]	GSCOI	Receive	Three- Month USD-LIBOR-BBA	3.350	5/14/19	USD 353,500	16,947

Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $9,408,724)							13,676,912

						Shares
Investment Companies—17.4%
Eaton Vance Floating-Rate Income Trust						282,800	3,580,248
Oppenheimer Institutional Government Money Market Fund, Cl. E, 2.35%[18,19]						106,572,006	106,572,006
Oppenheimer Limited-Term Bond Fund, Cl. I18						3,991,639	17,762,795
Oppenheimer Master Event-Linked Bond Fund, LLC[18]						4,699,612	71,657,610
Oppenheimer Master Loan Fund, LLC[18]						21,163,904	356,454,021
Oppenheimer Ultra-Short Duration Fund, Cl. Y18						9,213,489	45,975,308

Total Investment Companies (Cost $641,221,844)							602,001,988
Total Investments, at Value (Cost $4,065,995,706)						110.1%	3,804,152,531
Net Other Assets (Liabilities)						(10.1)	(348,445,358)

Net Assets						100.0%	$3,455,707,173

Footnotes to Consolidated Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $989,968,142 or 28.65% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

3. Restricted security. The aggregate value of restricted securities at period end was $33,112,287, which represents 0.96% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Affinion Group, Inc., 12.50% Sr. Unsec. Nts., 11/10/22	1/15/13-11/10/18	$2,265,928	$1,926,371	$ (339,557)
CHS/Community Health Systems, Inc., 8.125% Sec. Nts., 6/30/24	6/22/18	115,512	102,165	(13,347)
Clear Channel International BV, 8.75% Sr. Unsec. Nts., 12/15/20	8/9/17	722,115	718,875	(3,240)
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC, 7.50% Sr. Sec. Nts., 5/1/25	9/27/18	678,289	648,082	(30,207)

49      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
EP Energy LLC/Everest Acquisition Finance, Inc., 9.375% Sec. Nts., 5/1/24	1/29/13-10/23/18	$6,761,911	$3,406,050	$ (3,355,861)
GLS Auto Receivables Trust, Series 2018-1A, Cl. A, 2.82%, 7/15/22	1/30/18	1,663,523	1,658,010	(5,513)
Golden Nugget, Inc., 6.75% Sr. Unsec. Nts., 10/15/24	9/20/16-9/12/17	3,408,700	3,241,350	(167,350)
Hartford Financial Services Group, Inc. (The), 4.741% [US0003M+212.5] Jr. Sub. Nts., 2/12/47	1/18/18-1/22/18	1,743,012	1,436,475	(306,537)
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22	3/1/17-3/7/18	1,181,326	1,197,912	16,586
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30	11/9/17-5/11/18	6,529,365	5,970,210	(559,155)
Minejesa Capital BV, 5.625% Sr. Sec. Nts., 8/10/37	7/25/18-8/1/18	10,237,787	9,430,100	(807,687)
Titan International, Inc., 6.50% Sr. Sec. Nts., 11/30/23	11/9/17	2,260,000	2,034,000	(226,000)
Williams Scotsman International, Inc., 6.875% Sr. Sec. Nts., 8/15/23	7/31/18	1,395,000	1,342,687	(52,313)

		$38,962,468	$33,112,287	$ (5,850,181)

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $9,606,518 or 0.28% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

7. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. Zero coupon bond reflects effective yield on the original acquisition date.

10. Represents securities sold under Regulation S, which are exempt from registration under the Securities Act of 1933, as amended. These securities may not be offered or sold in the United States without and exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. These securities amount to $325,757,606 or 9.43% of the Fund’s net assets at period end.

11. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

12. Security received as the result of issuer reorganization.

13. Interest or dividend is paid-in-kind, when applicable.

14. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

15. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

16. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

17. Non-income producing security.

50      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Footnotes to Consolidated Statement of Investments (Continued)

18. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions		Gross Reductions		Shares December 31, 2018

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	232,330,161	486,026,564		611,784,719		106,572,006
Oppenheimer Limited-Term Bond Fund, Cl. I	—	3,991,639		—		3,991,639
Oppenheimer Master Event-Linked Bond Fund, LLC	4,789,523	1,390		91,301		4,699,612
Oppenheimer Master Loan Fund, LLC	31,598,009	—		10,434,105		21,163,904
Oppenheimer Ultra-Short Duration Fund, Cl. Y	9,155,142	58,347		—		9,213,489

	Value	Income		Realized Gain (Loss)		Change in Unrealized Gain (Loss)

Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$106,572,006	$851,935		$—		$ —
Oppenheimer Limited-Term Bond Fund, Cl. I	17,762,795	51,789		—		39,807
Oppenheimer Master Event-Linked Bond Fund, LLC	71,657,610	1,480,677	[a]	(546,234)[a]		(3,407,131)[a]
Oppenheimer Master Loan Fund, LLC	356,454,021	6,833,332	[b]	4,063,152	[b]	(26,092,204)[b]
Oppenheimer Ultra-Short Duration Fund, Cl. Y	45,975,308	291,551		—		(91,742)

Total	$598,421,740	$9,509,284		$3,516,918		$ (29,551,270)

a. Represents the amount allocated to the Fund from Oppenheimer Master Event-Linked Bond Fund, LLC.

b. Represents the amount allocated to the Fund from Oppenheimer Master Loan Fund, LLC.

19. Rate shown is the 7-day yield at period end.

20. One-Touch Binary option becomes eligible for exercise if at any time spot rates are less than or equal to 3.2 BRL per 1 USD

21. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 18 MXN per 1 USD

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$2,401,087,926	63.1%
India	111,936,977	2.9
Indonesia	103,502,497	2.7
South Africa	90,835,755	2.4

51      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Mexico	$88,178,586	2.3%
Brazil	84,088,110	2.2
Argentina	76,555,289	2.0
Greece	75,547,615	2.0
Spain	61,648,899	1.6
United Kingdom	52,995,340	1.4
Canada	48,813,548	1.3
France	43,798,651	1.2
Italy	41,886,301	1.1
Egypt	37,469,859	1.0
Switzerland	36,238,216	1.0
Peru	34,738,740	0.9
Colombia	31,869,647	0.8
Turkey	31,683,598	0.8
Ukraine	28,814,092	0.8
Dominican Republic	24,241,562	0.6
Netherlands	22,802,438	0.6
Chile	21,483,304	0.6
Thailand	20,137,776	0.5
China	17,322,910	0.5
Poland	17,306,524	0.5
Luxembourg	17,265,953	0.5
Kazakhstan	14,291,719	0.4
Nigeria	12,483,607	0.3
Angola	11,968,552	0.3
Sri Lanka	9,921,835	0.3
Israel	9,426,245	0.2
Ghana	8,670,196	0.2
Ireland	8,665,570	0.2
Belgium	8,585,492	0.2
Ecuador	7,597,472	0.2
Eurozone	7,297,415	0.2
Oman	6,689,303	0.2
United Arab Emirates	6,228,164	0.2
Hungary	5,813,077	0.2
Supranational	5,691,518	0.2
Gabon	5,317,021	0.1
Mongolia	4,894,582	0.1
Bermuda	4,345,291	0.1
Cayman Islands	4,316,773	0.1
New Zealand	4,198,072	0.1
Portugal	4,143,750	0.1
Iraq	3,386,697	0.1
Australia	3,151,191	0.1
Russia	3,135,858	0.1
Hong Kong	2,808,323	0.1
Senegal	2,738,110	0.1
Azerbaijan	2,665,371	0.1
Morocco	2,252,907	0.1
Singapore	2,028,211	0.1

52      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Geographic Holdings (Continued)	Value	Percent
Sweden	$1,353,980	0.0%
Mauritius	1,197,913	0.0
Zambia	1,148,000	0.0
Uruguay	1,113,785	0.0
Kenya	1,060,220	0.0
Panama	1,021,105	0.0
Norway	994,768	0.0
Trinidad and Tobago	673,750	0.0
Macau	626,575	0.0

Total	$3,804,152,531	100.0%

Forward Currency Exchange Contracts as of December 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	02/2019	IDR	670,153,000	USD	46,636	$—	$290,402
BAC	03/2019	KRW	7,520,050	USD	6,712	58,799	—
BAC	03/2019	MYR	2,190	USD	524	6,938	—
BAC	02/2019	USD	64,656	EUR	56,355	—	145,562
BAC	01/2019	USD	28,402	MXN	572,600	—	689,169
BAC	02/2019	USD	35,312	NOK	306,607	—	206,455
BAC	03/2019	USD	16,627	PLN	62,660	—	146,633
BAC	03/2019	USD	70,889	ZAR	1,015,100	979,759	—
BAC	03/2019	ZAR	299,600	USD	20,923	—	289,169
BOA	02/2019	EUR	180	USD	207	—	429
BOA	03/2019	INR	700,500	USD	9,572	416,210	—
BOA	02/2019	JPY	4,686,000	USD	41,842	1,057,808	—
BOA	02/2019	USD	81,719	EUR	70,859	250,784	—
BOA	03/2019	USD	5,348	HUF	1,511,000	—	73,728
BOA	03/2019	USD	43,341	IDR	640,450,000	—	679,003
BOA	03/2019	USD	102,454	INR	7,497,600	—	4,454,785
BOA	02/2019	USD	67,773	NOK	578,183	794,131	—
BOA	03/2019	USD	20,038	THB	653,950	—	87,875
CITNA-B	02/2019 - 06/2019	BRL	211,598	USD	54,685	1,946,770	2,543,402
CITNA-B	03/2019	COP	57,441,000	USD	17,615	8,722	—
CITNA-B	02/2019	EUR	2,205	USD	2,604	—	68,393
CITNA-B	03/2019	RUB	598,500	USD	8,516	—	12,925
CITNA-B	04/2019	USD	6,338	BRL	22,750	519,535	—
CITNA-B	03/2019	USD	22,942	COP	73,329,000	444,402	—
CITNA-B	02/2019	USD	2,271	EUR	1,990	—	17,326
CITNA-B	02/2019 - 03/2019	USD	67,013	JPY	7,435,700	43,516	1,204,921
CITNA-B	01/2019	USD	41,083	MXN	833,800	—	1,278,848
CITNA-B	03/2019	USD	15,760	PEN	53,230	—	233
CITNA-B	10/2019	USD	8,116	TRY	52,050	—	434,382
DEU	02/2019	EUR	5,500	USD	6,327	3,855	6,396
DEU	02/2019	USD	96,182	EUR	83,565	262,607	177,074
GSCO-OT	01/2019 - 06/2019	BRL	172,627	USD	45,744	—	1,605,837
GSCO-OT	01/2019	COP	58,256,000	USD	18,148	—	222,122
GSCO-OT	02/2019	EUR	875	USD	1,007	—	1,484
GSCO-OT	02/2019 - 03/2019	JPY	3,797,676	USD	36,468	98,337	1,697,394
GSCO-OT	02/2019	NOK	1,137,014	USD	132,180	—	464,725

53      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
GSCO-OT	02/2019	SEK	387,608	USD	43,131	$728,537	$—
GSCO-OT	01/2019 - 06/2019	USD	49,623	BRL	193,053	1,280,241	1,063,297
GSCO-OT	02/2019	USD	8,076	EUR	7,025	—	1,951
GSCO-OT	02/2019	USD	9,000	IDR	133,603,000	—	239,595
GSCO-OT	01/2019	USD	20,597	MXN	416,349	—	576,915
GSCO-OT	10/2019	USD	12,774	TRY	92,040	—	2,344,297
GSCO-OT	08/2019	USD	7,711	ZAR	113,715	24,866	—
GSCO-OT	05/2019	ZAR	25,280	USD	1,763	—	37,710
HSBC	02/2019	AUD	12,500	USD	9,027	—	215,159
HSBC	02/2019	EUR	41,960	USD	48,193	49,784	1,095
HSBC	02/2019	USD	40,172	EUR	34,540	584,367	132,140
JPM	01/2019 - 02/2019	BRL	417,532	USD	109,509	55,352	1,888,264
JPM	02/2019	EUR	44,194	USD	51,670	425	858,361
JPM	09/2019	IDR	486,913,000	USD	30,802	1,830,831	—
JPM	02/2019	JPY	3,945,000	USD	35,509	599,036	—
JPM	02/2019	NOK	240,516	USD	28,848	—	986,363
JPM	03/2019	RUB	1,201,800	USD	17,385	—	310,543
JPM	01/2019 - 04/2019	USD	144,657	BRL	547,094	3,672,870	—
JPM	03/2019	USD	18,717	CLP	12,746,000	336,097	—
JPM	01/2019	USD	18,114	COP	58,256,000	188,264	—
JPM	02/2019	USD	77,528	EUR	66,980	515,904	—
JPM	02/2019	USD	35,998	IDR	536,550,000	—	1,107,710
JPM	02/2019	USD	35,424	JPY	3,945,000	—	683,854
JPM	02/2019	USD	67,725	NOK	571,740	1,781,514	289,068
JPM	03/2019	USD	3,961	RUB	265,500	189,134	—
JPM	03/2019	USD	23,171	TRY	130,640	—	530,870
JPM	08/2019	ZAR	113,715	USD	7,711	—	24,866
SCB	02/2019	EUR	3,720	USD	4,309	—	31,320
SCB	09/2019	USD	29,909	IDR	486,913,000	—	2,723,853

Total Unrealized Appreciation and Depreciation						$18,729,395	$30,845,903

Futures Contracts as of December 31, 2018
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
Euro-BUND	Sell	3/7/19	279	EUR 51,833	$52,277,891	$(444,638)
Euro-BUXL	Sell	3/7/19	168	EUR 33,912	34,766,821	(854,828)
Euro-OAT	Sell	3/7/19	200	EUR 34,542	34,555,819	(13,976)
United States Treasury Long Bonds	Buy	3/20/19	33	USD 4,736	4,818,000	82,006
United States Treasury Long Bonds	Sell	3/20/19	578	USD 80,901	84,388,000	(3,486,873)
United States Treasury Nts., 10 yr.	Buy	3/20/19	529	USD 63,184	64,546,266	1,362,684

54      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Futures Contracts (Continued)
Description	Buy/Sell	Expiration Date	Number of Contracts	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
United States Treasury Nts., 10 yr.	Sell	3/20/19	823	USD 98,417	$100,418,859	$(2,002,265)
United states Treasury Nts., 2 yr.	Buy	3/29/19	18	USD 3,801	3,821,625	20,223
United states Treasury Nts., 2 yr.	Sell	3/29/19	1,515	USD 319,675	321,653,438	(1,978,364)
United States Treasury Nts., 5 yr.	Buy	3/29/19	373	USD 42,096	42,778,438	682,886
United States Ultra 10 yr.	Sell	3/20/19	21	USD 2,703	2,731,641	(28,254)
United States Ultra Bonds	Buy	3/20/19	324	USD 49,328	52,052,625	2,725,116

						$(3,936,283)

Over-the-Counter Options Written at December 31, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		USD		AUD

AUD Currency Call	BOA	0.772	3/1/19	(64,500)	AUD 200,000	$151,872	$(15,868)
		USD		AUD

AUD Currency Put	BOA	0.719	3/1/19	(64,500)	AUD 200,000	321,622	(1,709,018)
		BRL		BRL

BRL Currency Put[1]	GSCO-OT	4.500	12/10/19	(1,414)	BRL 5,300	294,112	(242,084)
		BRL		BRL

BRL Currency Put[1]	GSCO-OT	4.500	12/6/19	(1,414)	BRL 5,000	250,561	(240,944)
		BRL		BRL

BRL Currency Call	GSCO-OT	3.559	2/14/19	(125,950)	BRL 355,900	166,789	(30,533)
		BRL		BRL

BRL Currency Put	GSCO-OT	4.018	2/14/19	(142,175)	BRL 401,750	471,062	(344,366)
		CAD		CAD

CAD Currency Call	SCB	1.260	2/1/19	(133,560)	CAD 189,000	287,366	(5,877)
		CAD		CAD

CAD Currency Put	SCB	1.341	1/18/19	(24,030)	CAD 134,050	93,897	(336,107)
		CAD		CAD

CAD Currency Call	SCB	1.264	1/18/19	(22,670)	CAD 126,400	46,327	(295)
		CAD		CAD

CAD Currency Put	SCB	1.339	2/1/19	(141,934)	CAD 200,850	575,368	(2,210,764)
		CLP		CLP

CLP Currency Put	CITNA-B	710.000	2/21/19	(30,217,000)	CLP 106,500,000	528,386	(392,821)

55      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		CLP		CLP

CLP Currency Call	CITNA-B	615.000	2/21/19	(26,174,000)	CLP 92,250,000	$230,551	$(26,174)
		CLP		CLP

CLP Currency Put	CITNA-B	785.750	11/4/19	(55,487,000)	CLP 78,575,000	1,212,488	(943,279)
		CLP		CLP

CLP Currency Put	GSCO-OT	707.500	2/11/19	(27,514,000)	CLP 141,500,000	407,207	(335,120)
		CLP		CLP

CLP Currency Call	GSCO-OT	635.000	2/11/19	(24,694,500)	CLP 127,000,000	175,817	(18,274)
		COP		COP

COP Currency Put	CITNA-B	3256.000	2/13/19	(115,111,000)	COP 325,600,000	597,828	(592,822)
		COP		COP

COP Currency Put	CITNA-B	3162.000	1/15/19	(113,400,000)	COP 316,200,000	677,535	(1,020,600)
		COP		COP

COP Currency Put	GSCO-OT	3340.000	3/4/19	(141,840,000)	COP 501,000,000	342,667	(493,603)
		COP		COP

COP Currency Call	GSCO-OT	3065.000	3/4/19	(130,200,000)	COP 459,750,000	378,196	(134,106)
		COP		COP

COP Currency Call	JPM	3162.000	1/15/19	(113,400,000)	COP 316,200,000	454,353	(113,400)
		COP		COP

COP Currency Put	JPM	3316.000	3/12/19	(117,318,000)	COP 331,600,000	426,256	(538,490)
		COP		COP

COP Currency Call	JPM	3038.000	3/12/19	(107,482,500)	COP 303,800,000	231,262	(103,183)
		EUR		EUR

EUR Currency Call	BOA	1.157	5/29/19	(70,710)	EUR 100,000	1,698,490	(1,462,986)
		ZAR		EUR

EUR Currency Put	GSCO-OT	15.750	7/10/19	(17,880)	EUR 75,000	585,585	(296,958)
		JPY		EUR

EUR Currency Call	JPM	131.800	1/25/19	(49,000)	EUR 200,000	352,121	(33,921)
		ZAR		EUR

EUR Currency Call	JPM	17.438	7/10/19	(17,880)	EUR 75,000	982,639	(888,992)
		JPY		EUR

EUR Currency Put	JPM	120.600	1/25/19	(49,000)	EUR 200,000	239,766	(58,639)
		EUR		EUR

EUR Currency Call	SCB	1.156	5/29/19	(106,060)	EUR 250,000	2,522,107	(2,244,399)
		IDR		IDR

IDR Currency Put	GSCO-OT	15000.000	7/10/19	(1,110,000,000)	IDR 3,005,250,000	2,701,000	(1,110,000)

56      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		IDR		IDR

IDR Currency Put	SCB	17550.000	9/5/19	(1,069,987,500)	IDR 2,983,500,000	$1,758,621	$—
		INR		INR

INR Currency Call	GSCO-OT	72.000	1/23/19	(1,260,000)	INR 7,200,000	49,528	(587,160)
		INR		INR

INR Currency Put	GSCO-OT	76.950	1/23/19	(1,346,625)	INR 7,695,000	112,015	(2,693)
		INR		INR

INR Currency Put	GSCO-OT	80.050	10/14/19	(2,870,900)	INR 8,005,000	717,277	(215,318)
		MXN		MXN

MXN Currency Put	CITNA-B	22.828	8/15/19	(399,500)	MXN 1,712,108	449,036	(273,658)
		MXN		MXN

MXN Currency Put	GSCO-OT	19.500	1/4/19	(652,700)	MXN 2,730,000	488,956	(338,751)
		MXN		MXN

MXN Currency Put	GSCO-OT	24.500	10/29/19	(1,153,400)	MXN 4,900,000	1,054,537	(628,603)
		MXN		MXN

MXN Currency Call	JPM	20.000	1/3/19	(565,000)	MXN 3,200,000	378,155	(540,705)
		NOK		NOK

NOK Currency Put	BOA	8.787	3/8/19	(1,216,201)	NOK 3,822,345	1,007,203	(1,203,893)
		NOK		NOK

NOK Currency Call	BOA	8.153	3/8/19	(1,128,450)	NOK 3,546,555	496,059	(203,764)
		NOK		NOK

NOK Currency Call	JPM	7.975	2/4/19	(692,460)	NOK 2,448,325	276,263	(20,081)
		NOK		NOK

NOK Currency Put	JPM	8.600	2/4/19	(746,720)	NOK 2,640,200	634,552	(1,188,032)
		PLN		PLN

PLN Currency Put	GSCO-OT	4.104	8/19/19	(294,332)	PLN 1,025,875	1,437,410	(647,825)
		RUB		RUB

RUB Currency Call	CITNA-B	67.000	2/13/19	(2,369,000)	RUB 6,700,000	569,797	(125,581)
		RUB		RUB

RUB Currency Put	GSCO-OT	83.540	8/12/19	(1,498,020)	RUB 8,354,000	377,518	(233,691)
		RUB		RUB

RUB Currency Put	JPM	70.000	6/7/19	(5,020,900)	RUB 17,500,000	2,012,362	(3,138,062)
		SEK		SEK

SEK Currency Put	GSCO-OT	9.285	2/4/19	(886,248)	SEK 2,506,815	713,046	(80,649)
		SEK		SEK

SEK Currency Call	GSCO-OT	8.587	2/4/19	(819,621)	SEK 2,318,355	322,636	(224,576)

57      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		SEK		SEK

SEK Currency Put	JPM	9.080	1/23/19	(305,000)	SEK 454,000	$441,041	$(49,410)
		TRY		TRY

TRY Currency Put	GSCO-OT	8.800	10/16/19	(308,000)	TRY 568,080	1,556,730	(407,176)
		ZAR		ZAR

ZAR Currency Call	CITNA-B	13.500	5/7/19	(238,600)	ZAR 1,350,000	387,946	(204,958)
		ZAR		ZAR

ZAR Currency Call	GSCO-OT	13.286	2/26/19	(234,854)	ZAR 996,450	245,177	(54,089)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	17.916	8/12/19	(321,256)	ZAR 1,791,550	440,116	(243,833)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	18.208	8/15/19	(318,640)	ZAR 1,365,600	663,250	(215,082)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	14.978	2/26/19	(264,754)	ZAR 1,123,313	201,003	(296,270)
		ZAR		ZAR

ZAR Currency Put	GSCO-OT	14.646	5/27/19	(263,628)	ZAR 1,464,600	482,472	(828,056)

Total Over-the-Counter Options Written						$34,675,936	$(27,895,539)

1. Knock-out option becomes ineligible for exercise if at any time spot rates are less than or equal to 3.6 BRL per 1 USD.

Centrally Cleared Credit Default Swaps at December 31, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
CDX.EM.30	Buy	1.000%	12/20/23	USD	5,250	$(249,958)	$244,734	$(5,224)
CDX.EM.30	Buy	1.000	12/20/23	USD	5,250	(256,258)	244,734	(11,524)
CDX.EM.30	Buy	1.000	12/20/23	USD	2,500	(119,889)	116,540	(3,349)
CDX.EM.30	Buy	1.000	12/20/23	USD	2,500	(122,028)	116,540	(5,488)
CDX.EM.30	Buy	1.000	12/20/23	USD	2,500	(110,778)	116,540	5,762
CDX.EM.30	Buy	1.000	12/20/23	USD	2,500	(113,278)	116,540	3,262
CDX.EM.30	Buy	1.000	12/20/23	USD	2,500	(117,139)	116,540	(599)
CDX.EM.30	Buy	1.000	12/20/23	USD	2,500	(117,278)	116,540	(738)
CDX.EM.30	Buy	1.000	12/20/23	USD	2,500	(117,778)	116,540	(1,238)
CDX.EM.30	Buy	1.000	12/20/23	USD	2,500	(113,528)	116,540	3,012
CDX.HY.31	Sell	5.000	12/20/23	USD	7,000	(406,871)	147,684	(259,187)
Federative Republic of Brazil	Buy	1.000	12/20/23	USD	4,250	(388,487)	198,461	(190,026)
Federative Republic of Brazil	Sell	1.000	6/20/22	USD	7,500	464,303	(145,222)	319,081
People’s Republic of China	Buy	1.000	12/20/23	USD	10,500	189,112	(164,751)	24,361
Petrobras Global Finance BV	Sell	1.000	12/20/20	USD	3,000	30,276	(28,898)	1,378

58      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset		Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Petrobras Global Finance BV		Sell	1.000%	12/20/20	USD	3,000	$30,535	$(28,898)	$1,637
Republic of South Africa		Buy	1.000	12/20/23	USD	2,000	(122,024)	107,149	(14,875)
Russian Federation		Buy	1.000	12/20/23	USD	5,000	(170,761)	117,232	(53,529)
Turkey Government International		Buy	1.000	12/20/23	USD	2,500	(306,080)	273,023	(33,057)
Turkey Government International		Buy	1.000	12/20/23	USD	2,500	(285,142)	273,023	(12,119)
United Mexican States		Buy	1.000	12/20/23	USD	8,500	(135,295)	205,448	70,153

Total Centrally Cleared Credit Default Swaps							$(2,538,346)	$2,376,039	$(162,307)

Over-the-Counter Credit Default Swaps at December 31, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)		Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	3,586	$596,602	$(690,690)	$(94,088)
Hellenic Republic	BAC	Sell	1.000	6/20/25	USD	8,966	1,343,371	(1,726,917)	(383,546)
Hellenic Republic	BAC	Sell	1.000	12/20/25	USD	8,350	1,298,472	(1,719,259)	(420,787)
Hellenic Republic	BAC	Sell	1.000	12/20/19	USD	6,000	90,026	(80,494)	9,532
Hellenic Republic	GSCOI	Sell	1.000	6/20/25	USD	3,590	566,429	(691,460)	(125,031)
Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD	3,000	97,262	(82,282)	14,980
Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD	3,000	90,526	(82,282)	8,244
Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD	7,501	135,567	43,509	179,076
Republic Of Italy Government I	BAC	Buy	1.000	12/20/23	USD	17,930	(1,328,762)	830,319	(498,443)
State Bank of India	BNP	Sell	1.000	9/20/19	USD	5,225	215,578	28,930	244,508

Total Over-the-Counter Credit Default Swaps							$3,105,071	$(4,170,626)	$(1,065,555)

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

59      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Non-Investment Grade Corporate Debt Indexes	$7,000,000	$—	BB
Investment Grade Single Name Corporate Debt	5,225,000	—	BBB-
Non-Investment Grade Single Name Corporate Debt	12,000,000	—	BB to BB+
Investment Grade Sovereign Debt	7,501,000	—	BBB-
Non-Investment Grade Sovereign Debt	37,992,000	4,250,000	BB- to BB

Total USD	$69,718,000	$4,250,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at December 31, 2018

Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BAC	Receive	Six-Month JPY BBA LIBOR	0.296%	11/29/27	JPY 13,246,000	$168	$(1,801,376)	$(1,801,208)
BAC	Receive	Six-Month EUR EURIBOR	1.123	3/8/28	EUR 5,775	—	(301,481)	(301,481)
BNP	Pay	Six-Month HUF- BUBOR-Reuters	1.210	10/26/20	HUF 5,054,000	—	143,967	143,967
BNP	Receive	Six-Month HUF- BUBOR-Reuters	3.280	10/26/28	HUF 1,144,300	—	(434,512)	(434,512)
BNP	Pay	MXN TIIE BANXICO	8.000	8/13/20	MXN 762,185	—	(210,655)	(210,655)
BOA	Pay	Three-Month USD BBA LIBOR	2.905	12/17/20	USD 353,500	—	1,556,397	1,556,397
BOA	Pay	Three-Month USD BBA LIBOR	2.915	12/17/20	USD 318,200	—	1,462,651	1,462,651
CITNA-B	Pay	CLICP	2.901	8/9/19	CLP 22,728,500	—	(14,642)	(14,642)
CITNA-B	Pay	Six-Month PLN WIBOR WIBO	2.990	11/17/27	PLN 15,230	—	193,853	193,853
CITNA-B	Pay	Six-Month HUF BUBOR	2.205	3/8/28	HUF 1,925,000	—	146,760	146,760
CITNA-B	Receive	JIBA3M	7.250	7/10/20	ZAR 261,000	—	730	730

60      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
DEU	Pay	MXN TIIE BANXICO	8.140%	10/19/20	MXN 777,100	$—	$(160,216)	$(160,216)
DEU	Pay	JIBA3M	8.420	8/29/28	ZAR 156,300	—	196,018	196,018
DEU	Receive	JIBA3M	7.500	8/15/20	ZAR 333,700	—	(88,926)	(88,926)
DEU	Pay	Three-Month ZAR JIBAR SAFEX	7.675	2/21/22	ZAR 73,535	—	34,746	34,746
DEU	Receive	JIBA3M	7.120	6/29/19	ZAR 513,850	—	10,426	10,426
GSCOI	Receive	BZDI	8.235	1/2/20	BRL 112,600	—	(635,893)	(635,893)
GSCOI	Pay	EUR006M	1.413	7/4/44	EUR 4,770	—	29,699	29,699
GSCOI	Pay	EUR006M	1.482	7/4/44	EUR 8,000	—	269,377	269,377
GSCOI	Pay	MXN TIIE BANXICO	8.770	10/29/20	MXN 780,300	—	101,375	101,375
GSCOI	Pay	EUR006M	0.861	8/15/27	EUR 20,370	—	468,770	468,770
GSCOI	Pay	MXN TIIE BANXICO	7.995	10/15/20	MXN 750,000	—	(204,623)	(204,623)
GSCOI	Receive	SORF6M	2.335	10/16/21	SGD 57,400	—	(639,204)	(639,204)
		Three-Month
		COP IBR OIS
GSCOI	Pay	Compound	6.500	11/9/28	COP 14,600,000	—	129,048	129,048
GSCOI	Pay	MXN TIIE BANXICO	8.015	10/9/20	MXN 740,000	—	(195,424)	(195,424)
GSCOI	Pay	MXN TIIE BANXICO	7.760	9/25/20	MXN 728,000	—	(314,307)	(314,307)

GSCOI	Pay	COOVIBR	4.610	6/7/20	COP 52,590,000	—	44,765	44,765
GSCOI	Pay	BZDI	11.730	1/2/25	BRL 44,700	—	1,075,472	1,075,472
GSCOI	Pay	EUR006M	1.553	7/4/44	EUR 10,989	—	569,426	569,426
		MXN TIIE
GSCOI	Pay	BANXICO	8.210	1/30/19	MXN 1,531,500	—	(31,603)	(31,603)
GSCOI	Pay	MXN TIIE BANXICO	8.480	10/27/20	MXN 374,270	—	(46,570)	(46,570)
		Six-Month
GSCOI	Pay	GBP-LIBOR-BBA	3.450	10/15/25	GBP 17,570	—	(116,926)	(116,926)
JPM	Pay	MXN TIIE BANXICO	8.880	10/26/28	MXN 201,800	—	36,925	36,925
		MXN TIIE
JPM	Pay	BANXICO	8.750	10/29/20	MXN 1,561,000	—	175,427	175,427
JPM	Pay	BZDI	10.940	1/2/23	BRL 55,230	—	962,651	962,651
JPM	Pay	BZDI	8.245	1/4/21	BRL 74,550	—	320,529	320,529

JPM	Pay	COOVIBR	4.890	10/17/20	COP 113,100,000	—	263,710	263,710
		Six-Month HUF
JPM	Pay	BUBOR	1.865	1/24/28	HUF 974,265	—	(23,910)	(23,910)
		Three-Month ZAR
JPM	Pay	JIBAR SAFEX	7.930	11/27/22	ZAR 45,000	—	42,905	42,905
JPM	Pay	MXN TIIE BANXICO	8.600	10/27/20	MXN 381,330	—	(7,427)	(7,427)
MSCO	Pay	EUR006M	0.791	2/15/28	EUR 23,290	—	112,780	112,780
MSCO	Pay	Three-Month USD BBA LIBOR	2.856	12/9/22	USD 106,000	—	721,607	721,607

61      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Centrally Cleared Interest Rate Swaps (Continued)
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
SIB	Pay	MXN TIIE BANXICO	9.280%	11/22/28	MXN 219,500	$—	$339,385	$339,385
SIB	Pay	BZDI	9.825	7/1/20	BRL 1,220,000	—	2,784,789	2,784,789

Total Centrally Cleared Interest Rate Swaps						$168	$6,966,493	$6,966,661

Over-the-Counter Interest Rate Swaps at December 31, 2018
Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)
BOA	Pay	Six-Month INR FBIL MIBOR OIS Compound	6.330%	1/31/22	INR 590,000	$—	$11,271	$11,271
BOA	Pay	Six-Month THB THBFIX	2.200	3/20/22	THB 275,500	—	96,406	96,406
BOA	Pay	NSERO	6.623	3/20/20	INR 5,164,500	—	205,484	205,484
BOA	Receive	Six-Month INR FBIL MIBOR OIS Compound	6.620	3/20/23	INR 1,162,000	—	(216,555)	(216,555)
GSCOI	Pay	Six-Month CLP TNA	3.620	2/8/23	CLP 4,677,500	—	29,725	29,725
GSCOI	Receive	KWCDC	1.970	8/22/20	KRW 107,153,995	—	(168,532)	(168,532)
JPM	Receive	Three-Month MYR KLIBOR BNM	4.005	2/21/22	MYR 36,770	—	(85,820)	(85,820)
SCB	Pay	Three-Month MYR KLIBOR BNM	3.310	8/19/21	MYR 130,000	—	(300,173)	(300,173)

Total Over-the-Counter Interest Rate Swaps						$—	$(428,194)	$(428,194)

Over-the-Counter Total Return Swaps at December 31, 2018
Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)
IBOXX EUR Liquid High Yield Index Series 1 Version 1	JPM	Receive	EUR-EURIBOR	6/26/19	EUR 17,932	$(673,273)	$(673,273)
IBOXX EUR Liquid High Yield Index Series 1 Version 1	BOA	Receive	EUR-EURIBOR	6/26/19	EUR 8,843	(327,671)	(327,671)
IBOXX EUR Liquid High Yield Index Series 1 Version 1	JPM	Receive	EUR-EURIBOR	6/26/19	EUR 53,000	(773,922)	(773,922)

Total Over-the-Counter Total Return Swaps						$(1,774,866)	$(1,774,866)

62      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Credit Default Swaptions Written at December 31, 2018
Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Credit Default Swap maturing 12/20/23 . Put	JPM	Buy	ITRAXX Europe Crossover Series 30 Version 2	5.000%	2/20/19	EUR 44,200	$565,592	$(372,473)

Over-the-Counter Interest Rate Swaptions Written at December 31, 2018
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 5/14/29 Call	BAC	Receive	Three- Month USD- LIBOR- BBA	3.103%	5/9/19	USD 125,580	$2,767,067	$(4,618,046)
Interest Rate Swap maturing 9/22/22 Call	BOA	Receive	Three- Month USD- LIBOR- BBA	3.118	9/18/20	USD 177,090	1,399,011	(2,704,157)
Interest Rate Swap maturing 3/6/29 Put	BOA	Pay	Three- Month USD- LIBOR- BBA	3.150	3/4/19	USD 81,300	364,083	(63,008)
Interest Rate Swap maturing 11/19/22 Call	BOA	Receive	Three- Month USD- LIBOR- BBA	3.112	11/15/19	USD 353,500	2,735,206	(6,633,205)
Interest Rate Swap maturing 2/14/29 Call	BOA	Receive	Three- Month CAD-BA- CDOR	2.888	2/14/19	CAD 81,300	546,896	(2,143,601)
Interest Rate Swap maturing 3/16/21 Put	GSCOI	Pay	Three- Month USD- LIBOR- BBA	3.095	3/12/19	USD 353,800	205,204	(63,797)
Interest Rate Swap maturing 3/16/21 Put	GSCOI	Pay	Three- Month USD- LIBOR- BBA	3.215	3/12/19	USD 353,800	106,140	(45,976)

63      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 8/19/20 Put	GSCOI	Pay	Three- Month USD- LIBOR- BBA	3.350%	2/14/19	USD 353,500	$106,050	$(1,124)
Interest Rate Swap maturing 3/6/29 Put	JPM	Pay	Three- Month USD- LIBOR- BBA	3.125	3/4/19	USD 159,100	827,762	(144,060)
Interest Rate Floor maturing 11/9/22 Call	JPM	Receive	3 month, MAX[( - 0.034% minus EUR	0.034	11/9/22	EUR 88,400	1,216,357	(2,099,623)
Interest Rate Floor maturing 11/9/22 Call	JPM	Receive	3 month, MAX[( 0.306% minus EUR	0.306	11/9/22	EUR 88,400	2,229,988	(3,794,110)
Interest Rate Swap maturing 2/12/24 Call	JPM	Receive	Six- Month AUD- BBR- BBSW	2.620	2/11/19	AUD 106,000	311,221	(1,382,142)
Interest Rate Swap maturing 2/11/24 Call	JPM	Receive	Six- Month AUD- BBR- BBSW	2.620	2/8/19	AUD 106,000	320,665	(1,382,567)
Interest Rate Swap maturing 1/22/21 Put	JPM	Pay	MXN TIIE BANXICO	8.730	1/24/19	MXN 1,538,000	320,850	(131,989)
Interest Rate Swap maturing 9/21/21 Call	JPM	Receive	Three- Month USD- LIBOR- BBA	3.145	9/18/19	USD 354,180	903,159	(2,251,186)
Interest Rate Swap maturing 12/9/22 Call	MSCO	Receive	Three- Month USD- LIBOR- BBA	2.356	12/7/20	USD 403,000	1,934,400	(3,207,300)
Interest Rate Swap maturing 1/16/49 Call	MSCO	Receive	Three- Month USD- LIBOR- BBA	3.009	1/14/19	USD 19,430	242,875	(703,684)

64      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Over-the-Counter Interest Rate Swaptions Written (Continued)
Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value
Interest Rate Swap maturing 1/16/49 Put	MSCO	Pay	Three- Month USD- LIBOR- BBA	3.009%	1/14/19	USD 19,430	$242,875	$(19,619)
Interest Rate Swap maturing 11/19/21 Put	NOM	Pay	Three- Month USD- LIBOR- BBA	3.165	11/15/19	USD 176,800	884,000	(249,394)
Interest Rate Swap maturing 11/19/21 Call	NOM	Receive	Three- Month USD- LIBOR- BBA	2.915	11/15/19	USD 300,500	972,206	(2,831,038)
Interest Rate Swap maturing 11/8/22 Call	NOM	Receive	Three- Month USD- LIBOR- BBA	3.000	11/6/19	USD 265,200	1,299,480	(4,278,108)
Interest Rate Swap maturing 11/8/22 Put	NOM	Pay	Three- Month USD- LIBOR- BBA	3.263	11/6/19	USD 132,600	1,027,650	(223,160)

Total Over-the-Counter Interest Rate Swaptions Written							$20,963,145	$(38,970,894)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
MSCO	Morgan Stanley Capital Services, Inc.
NOM	Nomura Global Financial Products, Inc.
SCB	Standard Chartered Bank
SIB	Banco Santander SA

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CLP	Chilean Peso

65      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

CONSOLIDATED

STATEMENT OF INVESTMENTS Unaudited / Continued

Currency abbreviations indicate amounts reporting in currencies (Continued)

COP	Colombian Peso
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PEN	Peruvian New Sol
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
30YR CMT	30 Year Constant Maturity Treasury
BA-CDOR	Canada Bankers Acceptances Deposit Offering Rate
BANXICO	Banco de Mexico
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BNM	Bank Negara Malaysia
BUBOR	Budapest Interbank Offered Rate
BUND	German Federal Obligation
BUXL	German Federal Obligation
BZDI	Brazil Interbank Deposit Rate
CDX.EM.30	Markit CDX Emerging Markets Index
CDX.HY.31	Markit CDX High Yield Index
CLICP	Sinacofi Chile Interbank Rate Average
COOVIBR	Colombia IBR Overnight Nominal Interbank Reference Rate
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA5	EUR Swap Annual 5 Year
EUSA8	EUR Swap Annual 8 Year
EUSA10	EUR Swap Annual 10 Year
EUSA11	EUR Swap Annual 11 Year
FBIL	Financial Benchmarks India Private Ltd.
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y	US Treasury Yield Curve Rate T Note Constant Maturity 1 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IBR	Indicador Bancario de Referencia
ICE LIBOR	Intercontinental Exchange London Interbank Offered Rate

66      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

Definitions (Continued)

INDEX	10 year USD CMS minus 2 year USD CMS
ITraxx Europe
Crossover Series 30
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBA3M	South Africa Johannesburg Interbank Agreed Rate 3 Month
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KLIBOR	Kuala Lumpur Interbank Offered Rate
KWCDC	South Korean Won Index
LIBOR01M	ICE LIBOR USD 1 Month
LIBOR4	London Interbank Offered Rate-Quarterly
LIBOR6	London Interbank Offered Rate-Bi-Monthly
LIBOR12	London Interbank Offered Rate-Monthly
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
SORF6M	Association of Banks in Singapore Swap Offer Rate Fixing 6 Month
THBFIX	Thai Baht Interest Rate Fixing
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0001M	ICE LIBOR USD 1 Month
US0003M	ICE LIBOR USD 3 Month
USISDA02	USD ICE Swap Rate 11:00am NY 2 Year
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

67      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS December 31, 2018 Unaudited

1. Organization

Oppenheimer Global Strategic Income Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer Global Strategic Income Fund (Cayman) Ltd. (the “Subsidiary”), which is wholly-owned and controlled by the Fund. The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through basis, to the Subsidiary.

At period end, the Fund owned 193,468 shares with net assets of $15,724,851 in the Subsidiary.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange” or “NYSE”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if

68      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

3. Securities Valuation (Continued)

necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Loans are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include information obtained from market participants regarding broker-dealer price quotations.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward

69      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or

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3. Securities Valuation (Continued)

liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$87,434,389	$—	$87,434,389
Mortgage-Backed Obligations	—	768,876,627	32,848	768,909,475
Foreign Government Obligations	—	709,957,485	—	709,957,485
Corporate Loans	—	14,238,531	—	14,238,531
Corporate Bonds and Notes	—	1,471,624,556	92,662	1,471,717,218
Preferred Stocks	47,313,635	—	—	47,313,635
Common Stocks	5,437,507	—	114,205	5,551,712
Rights, Warrants and Certificates	—	—	259,997	259,997
Structured Securities	—	18,987,215	248,040	19,235,255
Short-Term Notes	—	47,391,816	—	47,391,816
Over-the-Counter Options Purchased	—	16,464,118	—	16,464,118
Over-the-Counter Interest Rate
Swaptions Purchased	—	13,676,912	—	13,676,912
Investment Companies	173,890,357	428,111,631	—	602,001,988

Total Investments, at Value	226,641,499	3,576,763,280	747,752	3,804,152,531
Other Financial Instruments:
Swaps, at value	—	1,245,644	—	1,245,644
Centrally cleared swaps, at value	—	14,937,996	—	14,937,996
Futures contracts	4,872,915	—	—	4,872,915
Forward currency exchange contracts	—	18,729,395	—	18,729,395

Total Assets	$231,514,414	$3,611,676,315	$747,752	$3,843,938,481

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(7,619,330)	$—	$(7,619,330)
Centrally cleared swaps, at value	—	(5,595,464)	$—	(5,595,464)
Over-the-Counter Options written	—	(27,895,539)	$—	(27,895,539)
Futures contracts	(8,809,198)	—	—	(8,809,198)
Forward currency exchange contracts	—	(30,845,903)	—	(30,845,903)

71      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Swaptions written, at value	$—	$(39,343,367)	$—	$(39,343,367)

Total Liabilities	$(8,809,198)	$(111,299,603)	$—	$(120,108,801)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the

72      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

4. Investments and Risks (Continued)

Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Investment in Oppenheimer Master Funds. The Fund is permitted to invest in entities sponsored and/or advised by the Manager or an affiliate. Certain of these entities in which the Fund invests are mutual funds registered under the 1940 Act, as amended, that expect to be treated as partnerships for tax purposes, specifically Oppenheimer Master Loan Fund, LLC (“Master Loan”) and Oppenheimer Master Event-Linked Bond Fund, LLC (“Master Event-Linked Bond”) (the “Master Funds”). Each Master Fund has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Master Fund than in another, the Fund will have greater exposure to the risks of that Master Fund. The investment objective of Master Loan is to seek income.

The investment objective of Master Event-Linked Bond is to seek total return. The Fund’s investments in the Master Funds are included in the Consolidated Statement of Investments. The Fund recognizes income and gain/(loss) on its investments in each Master Fund according to its allocated pro-rata share, based on its relative proportion of total outstanding Master Fund shares held, of the total net income earned and the net gain/(loss) realized on investments sold by the Master Funds. As a shareholder, the Fund is subject to its proportional share of the Master Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Master Funds. The Fund owns 33.0% of Master Loan and 20.3% of Master Event-Linked Bond at period end.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value

73      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations in the annual and semiannual reports. The Fund records a realized gain or loss when a structured security is sold or matures.

Loans. The Fund invests in loans made to U.S. and foreign borrowers that are corporations, partnerships or other business entities. The Fund will do so directly as an original lender or by assignment or indirectly through participation agreements or certain derivative instruments. While many of these loans will be collateralized, the Fund can also invest in uncollateralized loans. Loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancing of borrowers. The loans often pay interest at rates that float above (or are adjusted periodically based on) a benchmark that reflects current interest rates although the Fund can also invest in loans with fixed interest rates.

When investing in loans, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

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4. Investments and Risks (Continued)

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$509,101,234

Sold securities	73,132,121

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $2,076,278 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $219,000 of collateral to the counterparty for forward roll transactions.

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

75      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

4. Investments and Risks (Continued)

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$23,430,394
Market Value	$2,113,080
Market Value as % of Net Assets	0.06%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates

76      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

5. Market Risk Factors (Continued)

against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk,

77      OPPENHEIMER GLOBAL STRATEGIC INCOME FUND

NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as a receivable (or payable) and in the Consolidated Statement of Operations in the annual and semiannual reports within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $613,177,414 and $1,189,355,242, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin

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6. Use of Derivatives (Continued)

requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. Realized gains (losses) are reported in the Consolidated Statement of Operations in the annual and semiannual reports at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $223,633,223 and $625,855,243 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations in the annual and semiannual reports. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $11,974,131 and $3,027,945 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $5,650,364 and $31,765,955 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction

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6. Use of Derivatives (Continued)

(“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations in the annual and semiannual reports. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations in the annual and semiannual reports.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset. Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations in the annual and semiannual reports.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $84,822,500 and $81,126,750 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $447,794,224 and $1,464,174,482 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return

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6. Use of Derivatives (Continued)

swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

For the reporting period, the Fund had ending monthly average notional amounts of $83,733,776 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations in the annual and semiannual reports. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations in the annual and semiannual reports for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may enter into currency swaption contracts with the obligation to pay an interest rate on the US dollar notional amount or various foreign currency notional amounts and receive an interest rate on various foreign currency notional amounts or US dollar notional amounts, with an option to replace the contractual currency as disclosed in the Consolidated Statement of Investments. This is done in order to take a positive investment perspective on the related currencies for which the Fund receives a payment. The US dollar swaption contracts seek to increase exposure to foreign exchange rate risk. The foreign currency swaption contracts seek to decrease exposure to foreign exchange rate risk.

During the reporting period, the Fund had an ending monthly average market value of $6,889,931 and $25,240,288 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty.

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6. Use of Derivatives (Continued)

In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $639,894.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded

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NOTES TO

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities in the annual and semiannual reports as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g., $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

7. Pending Acquisition

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of the Sub-Adviser and the Manager, announced that it has entered into an agreement whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser (the “Transaction”). In connection with the Transaction, on January 11, 2019, the Fund’s Board unanimously approved an Agreement and Plan of Reorganization (the “Agreement”), which provides for the transfer of the assets and liabilities of the Fund to a corresponding, newly formed fund (the “Acquiring Fund”) in the Invesco family of funds (the “Reorganization”) in exchange for shares of the corresponding Acquiring Fund of equal value to the value of the shares of the Fund as of the close of business on the closing date. Although the Acquiring Fund will be managed by Invesco Advisers, Inc., the Acquiring Fund will, as of the closing date, have the same investment objective and substantially similar principal investment strategies and risks as the Fund. After the Reorganization, Invesco Advisers, Inc. will be the investment adviser to the Acquiring Fund, and the Fund will be liquidated and dissolved under applicable law and terminate its registration under the Investment Company Act of 1940, as amended. The Reorganization is expected to be a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is subject to the approval of shareholders of the Fund. Shareholders of record of the Fund on January 14, 2019 will be entitled to vote on the Reorganization and will receive a combined prospectus and proxy statement describing the Reorganization, the shareholder meeting, and a discussion of the factors the Fund’s Board considered in approving the Agreement. The combined prospectus and proxy statement is expected to be distributed to shareholders of record on or about February 28, 2019. The anticipated date of the shareholder meeting is on or about April 12, 2019.

If shareholders approve the Agreement and certain other closing conditions are satisfied or

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7. Pending Acquisition (Continued)

waived, the Reorganization is expected to close during the second quarter of 2019, or as soon as practicable thereafter. This is subject to change.

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Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Global Strategic Income Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	2/15/2019

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	2/15/2019